UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05426

AIM Investment Funds (Invesco Investment Funds)

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Address of principal executive offices) (Zip code)

Sheri Morris

11 Greenway Plaza, Suite 1000

Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: December 31

Date of reporting period: 6/30/2019

Item 1.	Reports to Stockholders.

Semiannual Report 06/30/2019

Invesco

Oppenheimer

Total Return Bond

Fund*

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco. com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

*Prior to the close of business on May 24, 2019, the Fund’s name was Oppenheimer Total Return Bond Fund. See Important Update on the following page for more information.

Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together, “OppenheimerFunds”). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit invesco.com for more information or call Invesco’s Client Services team at 800-959-4246.

Table of Contents

Top Holdings and Allocations	5

Fund Expenses	8

Statement of Investments	11

Statement of Assets and Liabilities	37

Statement of Operations	39

Statements of Changes in Net Assets	41

Financial Highlights	42

Notes to Financial Statements	53

Approval of Investment Advisory and Sub-Advisory Contracts	71

Portfolio Proxy Voting Policies and Guidelines; Updates to Statement of Investments	76

Shareholder Proxy	77

Invesco’s Privacy Notice	78

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 6/30/19

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays U.S. Credit Index	Bloomberg Barclays U.S. Aggregate Bond Index	FTSE Broad Investment Grade Bond Index
6-Month	7.02%	2.50%	9.35%	6.11%	6.14%
1-Year	8.15	3.60	10.34	7.87	7.91
5-Year	2.94	2.04	3.92	2.95	2.95
10-Year	5.83	5.38	5.77	3.90	3.83

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions and a 4.25% maximum applicable sales charge except where “without sales charge” is indicated. As the result of a reorganization after the close of business on May 24, 2019, the returns of the Fund for periods on or prior to May 24, 2019 reflect performance of the Oppenheimer predecessor fund. Share class returns will differ from those of the predecessor fund as they have different expenses. Returns for periods of less than one year are not annualized. Returns do not consider capital gains or income taxes on an individual’s investment. See Fund prospectus and

3      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

summary prospectus for more information on share classes and sales charges. Fund literature is available at invesco.com.

4      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

Top Holdings and Allocations

PORTFOLIO COMPOSITION

Mortgage-Backed Obligations Government Agency Non-Agency	26.8 8.3%
Non-Convertible Corporate Bonds and Notes	34.0
Investment Companies	14.8
Asset-Backed Securities	10.1
Short-Term Notes	6.0

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2019, and are based on the total market value of investments.

TOP TEN HOLDINGS

Invesco Oppenheimer Institutional Government Money Market Fund, Cl. IN	19.5%
Federal National Mortgage Assn., 3.50%, 7/1/49	11.8
Federal National Mortgage Assn., 4.00%, 7/1/49	6.3
Federal National Mortgage Assn., 3.00%, 7/1/46	4.6
Government National Mortgage Assn. II Pool, 3.50%, 7/1/49	3.4
Federal National Mortgage Assn., 4.50%, 7/1/49	2.8
Federal National Mortgage Assn., 5.00%, 7/1/49	2.0
Federal National Mortgage Assn., 2.50%, 7/1/34	1.2
Federal National Mortgage Assn., 3.00%, 7/1/34	1.0
ABN AMRO Bank NV, 4.40% [USSW5+219.7] Sub. Nts., 3/27/28	0.6

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2019, and are based on net assets.

For more current Fund holdings, please visit invesco.com.

5      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 6/30/19

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OPIGX)	4/15/88	7.02%	8.15%	2.94%	5.83%
Class C (OPBCX)	7/11/95	6.44	7.29	2.08	5.00
Class R (OPBNX)	3/1/01	6.72	7.84	2.60	5.53
Class Y (OPBYX)	4/27/98	7.06	8.35	3.19	6.08
Class R5 (TRTMX)[1]	5/24/19	7.03	8.15	2.94	5.83
Class R6 (OPBIX)[2]	4/27/12	7.06	8.54	3.30	3.95	[3]

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 6/30/19

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OPIGX)	4/15/88	2.50%	3.60%	2.04%	5.38%
Class C (OPBCX)	7/11/95	5.44	6.29	2.08	5.00
Class R (OPBNX)	3/1/01	6.72	7.84	2.60	5.53
Class Y (OPBYX)	4/27/98	7.06	8.35	3.19	6.08
Class R5 (TRTMX)[1]	5/24/19	7.03	8.15	2.94	5.83
Class R6 (OPBIX)[2]	4/27/12	7.06	8.54	3.30	3.95	[3]

1. Class R5 shares’ performance shown prior to the inception date is that of the predecessor fund’s Class A shares at net asset value (NAV) and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements.

2. Pursuant to the closing of the transaction described in the Notes to Financial Statements, after the close of business on May 24, 2019, Class I shares were reorganized as Class R6 shares.

3. Shows performance since inception.

STANDARDIZED YIELDS		UNSUBSIDIZED STANDARDIZED YIELDS

For the 30 Days Ended 6/30/19		For the 30 Days Ended 6/30/19
Class A	2.70%	Class A	2.61%
Class C	1.97	Class C	1.94
Class R	2.52	Class R	2.48
Class Y	3.11	Class Y	2.98
Class R5	3.15	Class R5	3.15
Class R6	3.18	Class R6	3.17

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Performance shown at NAV does not include the applicable front-end sales charge, which would have reduced the performance. The current maximum initial sales charge for Class A shares is 4.25% and the contingent deferred sales charge for Class

6      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

C shares is 1% for the 1-year period. Class R, Class Y, Class R5 and Class R6 shares have no sales charge; therefore, performance is at NAV. Effective after the close of business on May 24, 2019, Class A, Class C, Class R, Class Y, and Class I shares of the predecessor fund were reorganized into Class A, Class C, Class R, Class Y, and Class R6 shares, respectively, of the Fund. Class R5 shares’ performance shown prior to the inception date is that of the predecessor fund’s Class A shares at NAV and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements. Returns shown for Class A, Class C, Class R, Class Y, Class R5, and Class R6 shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the predecessor fund because of different expenses. See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

Standardized yield is based on an SEC-standardized formula designed to approximate the Fund’s annualized hypothetical current income from securities less expenses for the 30-day period ended June 30, 2019 and that date’s maximum offering price (for Class A shares) or net asset value (for all other share classes). Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields. The unsubsidized standardized yield is computed under an SEC-standardized formula based on net income earned for the 30-day period ended June 30, 2019. The calculation excludes any expense reimbursements and thus may result in a lower yield.

The Fund’s performance is compared to the performance of the Bloomberg Barclays Credit Index, an index of non-convertible U.S. investment grade corporate bonds; the Bloomberg Barclays U.S. Aggregate Bond Index, an index of U.S. corporate and government bonds and the FTSE Broad Investment Grade Bond Index, an index of institutionally traded U.S. Treasury Bonds, government-sponsored bonds, mortgage-backed securities and corporate securities. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Funds performance reflects the effects of the Fund’s business and operating expenses.

Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisors for a prospectus/summary prospectus or visit invesco. com/fundprospectus.

Shares of Invesco funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

7      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended June 30, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

Actual	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During 6 Months Ended June 30, 2019[1,2]
Class A	$1,000.00	$1,070.20	$3.86
Class C	1,000.00	1,064.40	7.96
Class R	1,000.00	1,067.20	5.40
Class Y	1,000.00	1,070.60	2.31
Class R5	1,000.00	1,070.30	0.43
Class R6	1,000.00	1,070.60	2.06

Hypothetical (5% return before expenses)
Class A	1,000.00	1,021.08	3.77
Class C	1,000.00	1,017.11	7.78
Class R	1,000.00	1,019.59	5.27
Class Y	1,000.00	1,022.56	2.26
Class R5	1,000.00	1,022.76	2.06
Class R6	1,000.00	1,022.81	2.01

1. Actual expenses paid for Class A, C, R, Y, and R6 are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Actual expenses paid for Class R5 are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 37/365 to reflect the period from after the close of business on May 24, 2019 (inception of offering) to June 30, 2019.

2. Hypothetical expenses paid for all classes are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 30, 2019 for Classes A, C, R, Y and R6 and for the period from after the close of business on May 24, 2019 (inception of offering) to June 30, 2019 for Class R5 are as follows:

Class	Expense Ratios
Class A	0.75%
Class C	1.55
Class R	1.05
Class Y	0.45
Class R5	0.41
Class R6	0.40

9      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS June 30, 2019 Unaudited

	Principal Amount	Value
Asset-Backed Securities—13.3%
Auto Loan—10.8%
American Credit Acceptance Receivables Trust:
Series 2017-4, Cl. B, 2.61%, 5/10/21[1]	$42,176	$42,175
Series 2017-4, Cl. C, 2.94%, 1/10/24[1]	2,831,000	2,835,136
Series 2017-4, Cl. D, 3.57%, 1/10/24[1]	3,368,000	3,402,501
Series 2018-2, Cl. C, 3.70%, 7/10/24[1]	4,275,000	4,320,224
Series 2018-3, Cl. B, 3.49%, 6/13/22[1]	1,295,000	1,301,309
Series 2018-3, Cl. D, 4.14%, 10/15/24[1]	410,000	420,356
Series 2018-4, Cl. C, 3.97%, 1/13/25[1]	2,935,000	2,995,090
AmeriCredit Automobile Receivables Trust:
Series 2017-2, Cl. D, 3.42%, 4/18/23	3,735,000	3,796,549
Series 2017-3, Cl. D, 3.18%, 7/18/23	4,000,000	4,046,191
Series 2017-4, Cl. D, 3.08%, 12/18/23	2,885,000	2,927,655
Series 2018-3, Cl. C, 3.74%, 10/18/24	4,225,000	4,372,698
Series 2019-2, Cl. C, 2.74%, 4/18/25	1,645,000	1,655,129
Series 2019-2, Cl. D, 2.99%, 6/18/25	3,860,000	3,884,617
Capital Auto Receivables Asset Trust:
Series 2017-1, Cl. D, 3.15%, 2/20/25[1]	560,000	562,910
Series 2018-2, Cl. B, 3.48%, 10/20/23[1]	2,025,000	2,054,615
Series 2018-2, Cl. C, 3.69%, 12/20/23[1]	1,950,000	1,981,117
CarMax Auto Owner Trust:
Series 2015-2, Cl. D, 3.04%, 11/15/21	930,000	930,009
Series 2015-3, Cl. D, 3.27%, 3/15/22	3,045,000	3,051,515
Series 2016-1, Cl. D, 3.11%, 8/15/22	2,045,000	2,048,872
Series 2017-1, Cl. D, 3.43%, 7/17/23	2,675,000	2,702,671
Series 2017-4, Cl. D, 3.30%, 5/15/24	1,435,000	1,451,335
Series 2018-1, Cl. D, 3.37%, 7/15/24	1,095,000	1,110,589
Series 2018-4, Cl. C, 3.85%, 7/15/24	1,470,000	1,533,389
CIG Auto Receivables Trust, Series 2017-1A, Cl. A, 2.71%, 5/15/23[1]	503,216	502,931
CPS Auto Receivables Trust:
Series 2018-A, Cl. B, 2.77%, 4/18/22[1]	2,080,000	2,081,604
Series 2018-B, Cl. B, 3.23%, 7/15/22[1]	2,480,000	2,494,301
CPS Auto Trust, Series 2017-A, Cl. B, 2.68%, 5/17/21[1]	355,632	355,608
Credit Acceptance Auto Loan Trust:
Series 2017-3A, Cl. C, 3.48%, 10/15/26[1]	2,865,000	2,896,337
Series 2018-1A, Cl. B, 3.60%, 4/15/27[1]	2,650,000	2,700,867
Series 2018-1A, Cl. C, 3.77%, 6/15/27[1]	2,840,000	2,886,506
Series 2018-2A, Cl. C, 4.16%, 9/15/27[1]	2,530,000	2,630,393
Series 2018-3A, Cl. C, 4.04%, 12/15/27[1]	3,585,000	3,691,682
Series 2019-1A, Cl. B, 3.75%, 4/17/28[1]	1,645,000	1,693,055
Series 2019-1A, Cl. C, 3.94%, 6/15/28[1]	2,335,000	2,407,947
Drive Auto Receivables Trust:
Series 2016-CA, Cl. D, 4.18%, 3/15/24[1]	1,905,000	1,935,230
Series 2017-1, Cl. D, 3.84%, 3/15/23	3,675,000	3,720,093
Series 2018-1, Cl. D, 3.81%, 5/15/24	2,545,000	2,590,704
Series 2018-2, Cl. D, 4.14%, 8/15/24	4,985,000	5,107,493
Series 2018-3, Cl. D, 4.30%, 9/16/24	3,340,000	3,444,314
Series 2018-5, Cl. C, 3.99%, 1/15/25	3,380,000	3,481,366

11      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Auto Loan (Continued)
Drive Auto Receivables Trust: (Continued)
Series 2019-1, Cl. C, 3.78%, 4/15/25	$5,345,000	$5,454,520
Series 2019-3, Cl. D, 3.18%, 10/15/26	2,460,000	2,477,119
DT Auto Owner Trust:
Series 2016-4A, Cl. E, 6.49%, 9/15/23[1]	3,005,000	3,127,735
Series 2017-1A, Cl. D, 3.55%, 11/15/22[1]	2,360,000	2,374,539
Series 2017-2A, Cl. D, 3.89%, 1/15/23[1]	2,405,000	2,423,294
Series 2017-3A, Cl. D, 3.58%, 5/15/23[1]	1,180,000	1,192,143
Series 2017-3A, Cl. E, 5.60%, 8/15/24[1]	3,305,000	3,455,426
Series 2017-4A, Cl. D, 3.47%, 7/17/23[1]	5,210,000	5,249,673
Series 2017-4A, Cl. E, 5.15%, 11/15/24[1]	3,420,000	3,550,165
Series 2018-3A, Cl. B, 3.56%, 9/15/22[1]	4,280,000	4,334,604
Series 2018-3A, Cl. C, 3.79%, 7/15/24[1]	1,720,000	1,755,061
Series 2019-2A, Cl. D, 3.48%, 2/18/25[1]	2,090,000	2,130,588
Exeter Automobile Receivables Trust:
Series 2018-1A, Cl. B, 2.75%, 4/15/22[1]	2,199,192	2,200,665
Series 2018-4A, Cl. B, 3.64%, 11/15/22[1]	3,575,000	3,617,766
Series 2019-1A, Cl. D, 4.13%, 12/16/24[1]	3,000,000	3,104,607
Series 2019-2A, Cl. C, 3.30%, 3/15/24[1]	5,180,000	5,270,633
Flagship Credit Auto Trust, Series 2016-1, Cl. C, 6.22%, 6/15/22[1]	4,265,000	4,414,914
GLS Auto Receivables Trust, Series 2018-1A, Cl. A, 2.82%, 7/15/22[2]	2,494,883	2,498,604
GM Financial Automobile Leasing Trust:
Series 2017-3, Cl. C, 2.73%, 9/20/21	1,565,000	1,565,977
Series 2018-2, Cl. C, 3.50%, 4/20/22	2,245,000	2,271,586
GMF Floorplan Owner Revolving Trust:
Series 2018-3, Cl. B, 3.49%, 9/15/22[1]	4,056,000	4,113,390
Series 2018-3, Cl. C, 3.68%, 9/15/22[1]	3,435,000	3,484,575
Series 2018-4, Cl. B, 3.68%, 9/15/23[1]	3,435,000	3,523,057
Series 2018-4, Cl. C, 3.88%, 9/15/23[1]	4,295,000	4,405,220
Navistar Financial Dealer Note Master Owner Trust II:
Series 2018-1, Cl. A, 3.034% [US0001M+63], 9/25/23[1,3]	1,830,000	1,834,154
Series 2018-1, Cl. B, 3.204% [US0001M+80], 9/25/23[1,3]	2,165,000	2,169,041
Series 2019-1, Cl. C, 3.363% [US0001M+95], 5/28/24[1,3]	375,000	375,456
Series 2019-1, Cl. D, 3.863% [US0001M+145], 5/28/24[1,3]	355,000	355,376
Santander Drive Auto Receivables Trust:
Series 2017-1, Cl. E, 5.05%, 7/15/24[1]	5,845,000	5,993,206
Series 2017-2, Cl. D, 3.49%, 7/17/23	2,875,000	2,907,369
Series 2017-3, Cl. D, 3.20%, 11/15/23	3,750,000	3,790,717
Series 2018-1, Cl. D, 3.32%, 3/15/24	1,605,000	1,628,929
Series 2018-2, Cl. D, 3.88%, 2/15/24	2,665,000	2,731,846
Series 2018-5, Cl. C, 3.81%, 12/16/24	3,645,000	3,721,950
Series 2019-2, Cl. D, 3.22%, 7/15/25	3,210,000	3,257,383
Santander Retail Auto Lease Trust, Series 2019-A, Cl. C, 3.30%, 5/22/23[1]	5,160,000	5,217,692
TCF Auto Receivables Owner Trust, Series 2015-1A, Cl. D, 3.53%, 3/15/22[1]	1,510,000	1,510,126

12      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
Auto Loan (Continued)
United Auto Credit Securitization Trust:
Series 2018-1, Cl. C, 3.05%, 9/10/21[1]	$4,153,000	$4,156,111
Series 2019-1, Cl. C, 3.16%, 8/12/24[1]	2,475,000	2,494,238
Veros Automobile Receivables Trust, Series 2017-1, Cl. A, 2.84%, 4/17/23[1]	247,001	246,861
Westlake Automobile Receivables Trust:
Series 2017-2A, Cl. E, 4.63%, 7/15/24[1]	4,070,000	4,167,051
Series 2018-1A, Cl. D, 3.41%, 5/15/23[1]	4,490,000	4,524,463
Series 2018-3A, Cl. B, 3.32%, 10/16/23[1]	3,067,000	3,096,327

		230,221,240
Credit Card—1.4%
GE Capital Credit Card Master Note Trust, Series 2012-7, Cl. B, 2.21%, 9/15/22	2,705,000	2,701,762
World Financial Network Credit Card Master Trust:
Series 2018-A, Cl. A, 3.07%, 12/16/24	7,965,000	8,074,398
Series 2018-B, Cl. A, 3.46%, 7/15/25	3,870,000	3,979,726
Series 2018-C, Cl. A, 3.55%, 8/15/25	7,920,000	8,166,708
Series 2019-A, Cl. A, 3.14%, 12/15/25	1,150,000	1,180,197
Series 2019-B, Cl. A, 2.49%, 4/15/26	4,555,000	4,555,446

		28,658,237
Equipment—0.6%
CCG Receivables Trust:
Series 2017-1, Cl. B, 2.75%, 11/14/23[1]	2,915,000	2,920,698
Series 2018-1, Cl. B, 3.09%, 6/16/25[1]	1,320,000	1,334,670
Series 2018-1, Cl. C, 3.42%, 6/16/25[1]	381,000	386,595
Series 2018-2, Cl. C, 3.87%, 12/15/25[1]	980,000	1,010,778
Series 2019-1, Cl. B, 3.22%, 9/14/26[1]	2,740,000	2,794,566
Series 2019-1, Cl. C, 3.57%, 9/14/26[1]	670,000	683,567
CNH Equipment Trust:
Series 2017-C, Cl. B, 2.54%, 5/15/25	960,000	966,685
Series 2019-A, Cl. A4, 3.22%, 1/15/26	1,910,000	1,978,419
Dell Equipment Finance Trust, Series 2018-1, Cl. B, 3.34%, 6/22/23[1]	1,366,000	1,389,323

		13,465,301
Loans: Other—0.4%
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass- Through Certificates, Series 2005-R5, Cl. M2, 3.094% [US0001M+69], 7/25/35[3]	877,990	881,301
Chase Funding Trust, Series 2003-2, Cl. 2A2, 2.964% [US0001M+56], 2/25/33[3]	362,314	355,454
Dell Equipment Finance Trust:
Series 2017-2, Cl. B, 2.47%, 10/24/22[1]	955,000	953,249
Series 2019-1, Cl. C, 3.14%, 3/22/24[1]	5,330,000	5,416,375

13      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Loans: Other (Continued)
Element Rail Leasing I LLC, Series 2014-1A, Cl. A1, 2.299%, 4/19/44[1]	$690,588	$691,842

		8,298,221
Receivables: Other—0.1%
American Credit Acceptance Receivables Trust, Series 2019-2, Cl. D, 3.41%, 6/12/25[1]	2,340,000	2,358,277

Total Asset-Backed Securities (Cost $278,721,196)		283,001,276
Mortgage-Backed Obligations—46.5%
Government Agency—35.5%
FHLMC/FNMA/FHLB/Sponsored—32.0%
Federal Home Loan Mortgage Corp., Series 2018-HQA2, Cl. M1, 3.154%
[US0001M+75], 10/25/48[1,3]	6,435,000	6,445,283
Federal Home Loan Mortgage Corp. Gold Pool:
5.50%, 9/1/39	1,026,818	1,108,898
6.00%, 7/1/24-11/1/37	151,254	168,867
6.50%, 4/1/21-4/1/34	183,174	201,763
7.00%, 7/1/21-10/1/37	1,626,323	1,892,951
9.00%, 8/1/22-5/1/25	3,025	3,253
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183, Cl. IO, 99.999%, 4/1/27[4]	171,662	34,908
Series 192, Cl. IO, 99.999%, 2/1/28[4]	20,467	3,835
Series 206, Cl. IO, 6.206%, 12/15/29[4]	43,108	11,462
Series 243, Cl. 6, 3.903%, 12/15/32[4]	138,626	25,295
Series 304, Cl. C31, 9.152%, 12/15/27[4]	2,692,053	212,571
Series 304, Cl. C45, 6.693%, 12/15/27[4]	1,333,135	104,065
Series 304, Cl. C47, 5.016%, 12/15/27[4]	1,280,592	106,052
Federal Home Loan Mortgage Corp., Mtg.-Linked Amortizing Global Debt Securities, Series 2012-1, Cl. A10, 2.06%, 1/15/22	2,426,019	2,428,356
Federal Home Loan Mortgage Corp., Multifamily Structured Pass Through Certificates, Interest-Only Stripped Mtg.-Backed Security, Series K093, Cl. X1, 0.00%, 5/25/29[4,5]	27,825,000	2,214,275
Federal Home Loan Mortgage Corp., Multifamily Structured Pass-Through Certificates, Interest-Only Stripped Mtg.-
Backed Security:
Series K734, Cl. X1, 0.00%, 2/25/26[4,5]	33,394,264	1,260,096
Series KC02, Cl. X1, 0.00%, 3/25/24[4,5]	76,711,350	1,269,558
Series KC03, Cl. X1, 0.00%, 11/25/24[4,5]	42,775,000	1,066,800
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 4.207%, 6/1/26[6]	23,700	22,086
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 151, Cl. F, 9.00%, 5/15/21	274	278
Series 1590, Cl. IA, 3.444% [LIBOR01M+105], 10/15/23[3]	302,688	307,156
Series 2034, Cl. Z, 6.50%, 2/15/28	3,177	3,516
Series 2043, Cl. ZP, 6.50%, 4/15/28	474,919	532,716
Series 2046, Cl. G, 6.50%, 4/15/28	145,052	162,609
Series 2053, Cl. Z, 6.50%, 4/15/28	2,825	3,177
Series 2063, Cl. PG, 6.50%, 6/15/28	211,297	236,412
Series 2145, Cl. MZ, 6.50%, 4/15/29	64,340	73,060

14      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2148, Cl. ZA, 6.00%, 4/15/29	$100,313	$110,716
Series 2195, Cl. LH, 6.50%, 10/15/29	191,320	213,547
Series 2326, Cl. ZP, 6.50%, 6/15/31	50,348	55,914
Series 2341, Cl. FP, 3.294% [LIBOR01M+90], 7/15/31[3]	108,001	108,592
Series 2423, Cl. MC, 7.00%, 3/15/32	365,667	421,150
Series 2461, Cl. PZ, 6.50%, 6/15/32	405,478	454,014
Series 2463, Cl. F, 3.394% [LIBOR01M+100], 6/15/32[3]	384,588	395,149
Series 2635, Cl. AG, 3.50%, 5/15/32	320,460	330,088
Series 2676, Cl. KY, 5.00%, 9/15/23	341,191	354,645
Series 3010, Cl. WB, 4.50%, 7/15/20	14,932	14,953
Series 3025, Cl. SJ, 15.971% [-3.6667 x LIBOR01M+2,475], 8/15/35[3]	77,671	115,649
Series 3030, Cl. FL, 2.794% [LIBOR01M+40], 9/15/35[3]	208,134	208,247
Series 3645, Cl. EH, 3.00%, 12/15/20	1,119	1,117
Series 3822, Cl. JA, 5.00%, 6/15/40	108,948	110,384
Series 3848, Cl. WL, 4.00%, 4/15/40	385,857	392,405
Series 3857, Cl. GL, 3.00%, 5/15/40	14,793	15,200
Series 4221, Cl. HJ, 1.50%, 7/15/23	444,278	439,971
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2129, Cl. S, 58.101%, 2/15/29[4]	227,622	37,425
Series 2130, Cl. SC, 64.818%, 3/15/29[4]	54,094	7,623
Series 2134, Cl. SB, 78.68%, 3/15/29[4]	67,196	9,240
Series 2422, Cl. SJ, 0.00%, 1/15/32[4,5]	234,271	42,937
Series 2493, Cl. S, 17.204%, 9/15/29[4]	17,298	3,015
Series 2682, Cl. TQ, 99.999%, 10/15/33[4]	497,638	93,066
Series 2796, Cl. SD, 76.236%, 7/15/26[4]	107,135	13,029
Series 2920, Cl. S, 18.878%, 1/15/35[4]	487,653	83,393
Series 2922, Cl. SE, 17.727%, 2/15/35[4]	375,042	61,481
Series 2981, Cl. AS, 1.215%, 5/15/35[4]	969,997	141,412
Series 2981, Cl. BS, 99.999%, 5/15/35[4]	1,007,550	169,344
Series 3005, Cl. WI, 0.00%, 7/15/35[4,5]	350,955	80,971
Series 3397, Cl. GS, 0.00%, 12/15/37[4,5]	186,264	38,967
Series 3424, Cl. EI, 0.00%, 4/15/38[4,5]	71,311	7,079
Series 3450, Cl. BI, 10.018%, 5/15/38[4]	2,055,652	338,084
Series 3606, Cl. SN, 14.102%, 12/15/39[4]	567,651	90,608
Series 4057, Cl. QI, 5.421%, 6/15/27[4]	8,976,138	652,985
Series 4146, Cl. AI, 10.154%, 12/15/27[4]	3,442,804	259,309
Series 4205, Cl. AI, 7.079%, 5/15/28[4]	2,232,215	160,835
Series 4316, Cl. JS, 0.00%, 1/15/44[4,5]	3,624,771	538,601
Series 4818, Cl. BI, 0.00%, 3/15/45[4,5]	3,621,917	500,213
Federal Home Loan Mortgage Corp., STACR Trust, Series 2019-HRP1, Cl. M2, 3.811% [US0001M+140], 2/25/49[1,3]	1,025,000	1,027,722
Federal National Mortgage Assn.:
2.50%, 7/1/34[7]	24,090,000	24,248,090
3.00%, 7/1/34-7/1/46[7]	118,025,000	119,216,344
3.50%, 7/1/49[7]	244,215,000	249,614,442

15      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn.: (Continued)
4.00%, 7/1/49[7]	$129,765,000	$134,096,413
4.50%, 7/1/49[7]	56,385,000	58,923,426
5.00%, 7/1/49[7]	39,750,000	42,014,426
Federal National Mortgage Assn. Pool:
5.00%, 3/1/21	908	929
5.50%, 2/1/35-5/1/36	800,117	889,286
6.00%, 5/1/20	99	99
6.50%, 2/1/21-11/1/31	1,204,871	1,358,972
7.00%, 4/1/33-4/1/34	778,244	901,580
7.50%, 1/1/33-8/1/33	1,173,334	1,373,553
8.50%, 7/1/32	3,120	3,155
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 222, Cl. 2, 99.999%, 6/25/23[4]	127,683	12,723
Series 247, Cl. 2, 0.00%, 10/25/23[4,5]	14,661	1,541
Series 252, Cl. 2, 99.999%, 11/25/23[4]	122,928	13,855
Series 254, Cl. 2, 99.999%, 1/25/24[4]	253,580	30,501
Series 301, Cl. 2, 24.545%, 4/25/29[4]	77,900	15,103
Series 303, Cl. IO, 59.303%, 11/25/29[4]	18,529	4,086
Series 319, Cl. 2, 22.338%, 2/25/32[4]	68,964	14,505
Series 320, Cl. 2, 69.166%, 4/25/32[4]	1,429,305	323,089
Series 321, Cl. 2, 30.16%, 4/25/32[4]	218,052	47,471
Series 324, Cl. 2, 19.734%, 7/25/32[4]	96,607	20,867
Series 331, Cl. 9, 9.997%, 2/25/33[4]	784,910	159,142
Series 334, Cl. 14, 31.468%, 2/25/33[4]	674,797	163,964
Series 334, Cl. 15, 12.581%, 2/25/33[4]	452,059	95,024
Series 334, Cl. 17, 36.973%, 2/25/33[4]	24,505	5,187
Series 339, Cl. 12, 0.00%, 6/25/33[4,5]	508,731	107,143
Series 339, Cl. 7, 0.00%, 11/25/33[4,5]	529,788	103,555
Series 343, Cl. 13, 99.999%, 9/25/33[4]	617,636	125,991
Series 343, Cl. 18, 99.999%, 5/25/34[4]	362,228	70,564
Series 345, Cl. 9, 0.00%, 1/25/34[4,5]	270,024	52,537
Series 351, Cl. 10, 0.00%, 4/25/34[4,5]	213,035	43,098
Series 351, Cl. 8, 0.00%, 4/25/34[4,5]	376,462	76,213
Series 356, Cl. 10, 0.00%, 6/25/35[4,5]	264,169	49,958
Series 356, Cl. 12, 0.00%, 2/25/35[4,5]	131,174	25,173
Series 362, Cl. 13, 0.00%, 8/25/35[4,5]	337,580	69,223
Series 364, Cl. 16, 0.00%, 9/25/35[4,5]	471,681	94,606
Series 365, Cl. 16, 99.999%, 3/25/36[4]	286,920	58,493
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1993-104, Cl. ZB, 6.50%, 7/25/23	43,242	45,788
Series 1993-87, Cl. Z, 6.50%, 6/25/23	42,296	44,830
Series 1996-35, Cl. Z, 7.00%, 7/25/26	15,800	17,312
Series 1998-58, Cl. PC, 6.50%, 10/25/28	109,181	121,154
Series 1998-61, Cl. PL, 6.00%, 11/25/28	143,916	159,461
Series 1999-54, Cl. LH, 6.50%, 11/25/29	212,537	235,781
Series 1999-60, Cl. PG, 7.50%, 12/25/29	1,084,853	1,237,751
Series 2001-51, Cl. OD, 6.50%, 10/25/31	175,974	187,700
Series 2002-56, Cl. FN, 3.404% [LIBOR01M+100], 7/25/32[3]	127,103	130,587

16      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2003-130, Cl. CS, 9.291% [-2 x LIBOR01M+1,410], 12/25/33[3]	$87,727	$90,972
Series 2003-21, Cl. FK, 2.804% [LIBOR01M+40], 3/25/33[3]	33,633	33,755
Series 2005-104, Cl. MC, 5.50%, 12/25/25	666,247	696,045
Series 2005-109, Cl. AH, 5.50%, 12/25/25	1,950,176	2,019,658
Series 2005-31, Cl. PB, 5.50%, 4/25/35	2,480,000	2,773,233
Series 2005-71, Cl. DB, 4.50%, 8/25/25	149,981	153,233
Series 2005-73, Cl. DF, 2.654% [LIBOR01M+25], 8/25/35[3]	159,998	159,824
Series 2006-50, Cl. SK, 15.384% [-3.6667 x LIBOR01M+2,420], 6/25/36[3]	283,569	426,194
Series 2008-75, Cl. DB, 4.50%, 9/25/23	2	2
Series 2009-113, Cl. DB, 3.00%, 12/25/20	11,516	11,485
Series 2009-36, Cl. FA, 3.344% [LIBOR01M+94], 6/25/37[3]	138,220	141,682
Series 2009-70, Cl. TL, 4.00%, 8/25/19	3	3
Series 2010-43, Cl. KG, 3.00%, 1/25/21	6,618	6,620
Series 2011-15, Cl. DA, 4.00%, 3/25/41	90,749	94,169
Series 2011-3, Cl. EL, 3.00%, 5/25/20	6,502	6,485
Series 2011-3, Cl. KA, 5.00%, 4/25/40	651,220	683,115
Series 2011-82, Cl. AD, 4.00%, 8/25/26	31,290	31,387
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-15, Cl. SA, 99.999%, 3/17/31[4]	7,331	780
Series 2001-61, Cl. SE, 11.984%, 11/18/31[4]	107,728	19,746
Series 2001-65, Cl. S, 14.129%, 11/25/31[4]	227,420	43,764
Series 2001-81, Cl. S, 16.844%, 1/25/32[4]	32,933	6,169
Series 2002-12, Cl. SB, 25.858%, 7/25/31[4]	52,608	9,079
Series 2002-2, Cl. SW, 28.374%, 2/25/32[4]	62,825	12,303
Series 2002-38, Cl. SO, 46.289%, 4/25/32[4]	38,703	6,919
Series 2002-41, Cl. S, 22.814%, 7/25/32[4]	328,136	60,216
Series 2002-47, Cl. NS, 15.803%, 4/25/32[4]	106,231	21,100
Series 2002-5, Cl. SD, 99.999%, 2/25/32[4]	43,819	6,805
Series 2002-51, Cl. S, 16.072%, 8/25/32[4]	97,540	19,374
Series 2002-52, Cl. SD, 53.874%, 9/25/32[4]	154,240	30,877
Series 2002-60, Cl. SM, 3.37%, 8/25/32[4]	304,731	53,450
Series 2002-60, Cl. SY, 99.999%, 4/25/32[4]	301,686	9,385
Series 2002-64, Cl. SD, 13.862%, 4/25/27[4]	133,797	19,987
Series 2002-7, Cl. SK, 7.806%, 1/25/32[4]	186,545	31,241
Series 2002-75, Cl. SA, 15.568%, 11/25/32[4]	184,449	34,845
Series 2002-77, Cl. BS, 15.732%, 12/18/32[4]	368,759	72,040
Series 2002-77, Cl. IS, 34.143%, 12/18/32[4]	65,939	13,437
Series 2002-77, Cl. SH, 13.089%, 12/18/32[4]	44,831	7,987
Series 2002-84, Cl. SA, 7.199%, 12/25/32[4]	47,505	9,430
Series 2002-89, Cl. S, 37.478%, 1/25/33[4]	458,905	99,715
Series 2002-9, Cl. MS, 15.909%, 3/25/32[4]	2,862	594
Series 2002-90, Cl. SN, 1.806%, 8/25/32[4]	277,265	45,987
Series 2002-90, Cl. SY, 4.666%, 9/25/32[4]	151,013	25,111
Series 2003-14, Cl. OI, 41.167%, 3/25/33[4]	703,257	152,990

17      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2003-26, Cl. IK, 59.202%, 4/25/33[4]	$276,177	$60,761
Series 2003-33, Cl. SP, 9.136%, 5/25/33[4]	294,788	59,022
Series 2003-4, Cl. S, 4.923%, 2/25/33[4]	86,351	17,713
Series 2003-52, Cl. NS, 0.00%, 6/25/23[4,5]	754,011	43,038
Series 2004-54, Cl. DS, 64.604%, 11/25/30[4]	29,503	4,442
Series 2004-56, Cl. SE, 7.81%, 10/25/33[4]	401,074	76,581
Series 2005-12, Cl. SC, 23.164%, 3/25/35[4]	174,600	27,293
Series 2005-40, Cl. SA, 27.225%, 5/25/35[4]	267,296	46,191
Series 2005-52, Cl. JH, 30.413%, 5/25/35[4]	552,111	89,986
Series 2005-6, Cl. SE, 49.425%, 2/25/35[4]	544,482	95,440
Series 2005-93, Cl. SI, 0.00%, 10/25/35[4,5]	358,245	57,451
Series 2006-53, Cl. US, 0.00%, 6/25/36[4,5]	26,810	4,325
Series 2008-55, Cl. SA, 0.00%, 7/25/38[4,5]	169,053	18,582
Series 2009-8, Cl. BS, 0.00%, 2/25/24[4,5]	6,782	389
Series 2011-96, Cl. SA, 5.935%, 10/25/41[4]	804,290	137,470
Series 2012-121, Cl. IB, 6.892%, 11/25/27[4]	3,690,272	277,391
Series 2012-134, Cl. SA, 0.00%, 12/25/42[4,5]	2,347,196	447,166
Series 2012-40, Cl. PI, 27.316%, 4/25/41[4]	1,600,622	178,851
Series 2015-57, Cl. LI, 6.199%, 8/25/35[4]	8,099,523	1,133,478
Series 2016-45, Cl. MI, 8.378%, 7/25/46[4]	2,302,146	511,348
Series 2017-60, Cl. LI, 0.00%, 8/25/47[4,5]	4,038,125	467,489
Series 2017-66, Cl. AS, 0.00%, 9/25/47[4,5]	19,566,262	2,975,539
Series 2018-16, Cl. NI, 0.00%, 12/25/44[4,5]	1,828,547	235,236
Series 2018-69, Cl. CI, 0.00%, 10/25/46[4,5]	4,129,523	290,416
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Principal-Only Stripped Mtg.-Backed Security, Series 1993-184, Cl. M, 5.334%, 9/25/23[6]	41,746	39,826

		680,039,686

GNMA/Guaranteed—3.5%
Government National Mortgage Assn. II Pool:
3.50%, 7/1/49[7]	69,445,000	71,718,239
3.75% [H15T1Y+150], 7/20/25-7/20/27[3]	3,738	3,855
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2002-15, Cl. SM, 99.999%, 2/16/32[4]	149,879	1,068
Series 2002-41, Cl. GS, 99.999%, 6/16/32[4]	8,712	81
Series 2002-76, Cl. SY, 10.222%, 12/16/26[4]	56,673	150
Series 2007-17, Cl. AI, 44.087%, 4/16/37[4]	1,197,807	188,741
Series 2011-52, Cl. HS, 19.295%, 4/16/41[4]	3,571,912	536,542
Series 2017-136, Cl. LI, 6.675%, 9/16/47[4]	7,196,028	1,227,669
Series 2017-149, Cl. GS, 0.00%, 10/16/47[4,5]	7,651,693	1,195,067

		74,871,412

Non-Agency—11.0%
Commercial—8.2%
BANK, Interest-Only Stripped Mtg.-Backed Security, Series 2019-BN16, Cl. XA, 10.953%, 2/15/52[4]	24,694,402	1,825,413

18      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
Commercial (Continued)
BCAP LLC Trust, Series 2011-R11, Cl. 18A5, 4.69% [H15T1Y+210], 9/26/35[1,3]	$67,514	$67,863
Benchmark Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2018-B1, Cl. XA, 10.798%, 1/15/51[4]	35,384,835	1,280,397
Capital Lease Funding Securitization LP, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 1997-CTL1, Cl. IO, 0.00%, 6/22/24[1,4,5,8]	60,697	1,081
CD Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-CD6, Cl. XA, 12.599%, 11/13/50[4]	11,702,977	658,472
Chase Mortgage Finance Trust, Series 2005-A2, Cl. 1A3, 4.357%, 1/25/36[9]	936,921	928,394
Citigroup Commercial Mortgage Trust, Series 2014-GC21, Cl. AAB, 3.477%, 5/10/47	1,495,731	1,538,861
Citigroup Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates:
Series 2013-GC17, Cl. XA, 0.00%, 11/10/46[4,5]	13,149,971	513,212
Series 2017-C4, Cl. XA, 11.941%, 10/12/50[4]	30,929,217	2,102,222
COMM Mortgage Trust:
Series 2013-CR6, Cl. AM, 3.147%, 3/10/46[1]	2,945,000	3,012,009
Series 2014-CR20, Cl. ASB, 3.305%, 11/10/47	1,020,000	1,048,732
Series 2014-CR21, Cl. AM, 3.987%, 12/10/47	6,135,175	6,465,240
Series 2014-LC15, Cl. AM, 4.198%, 4/10/47	2,865,000	3,043,306
Series 2014-UBS6, Cl. AM, 4.048%, 12/10/47	5,720,000	5,989,215
COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 21.771%, 12/10/45[4]	12,315,109	548,146
Connecticut Avenue Securities:
Series 2014-C01, Cl. M2, 6.804% [US0001M+440], 1/25/24[3]	4,595,000	5,026,438
Series 2014-C02, Cl. 1M2, 5.004% [US0001M+260], 5/25/24[3]	4,591,042	4,748,586
Series 2014-C03, Cl. 1M2, 5.404% [US0001M+300], 7/25/24[3]	4,377,270	4,593,488
Series 2014-C03, Cl. 2M2, 5.304% [US0001M+290], 7/25/24[3]	1,429,713	1,491,663
Series 2014-C04, Cl. 2M2, 7.404% [US0001M+500], 11/25/24[3]	4,770,881	5,226,366
Series 2016-C02, Cl. 1M2, 8.404% [US0001M+600], 9/25/28[3]	4,343,367	4,804,732
Series 2016-C03, Cl. 1M1, 4.404% [US0001M+200], 10/25/28[3]	599,983	604,278
Series 2017-C03, Cl. 1M1, 3.354% [US0001M+95], 10/25/29[3]	4,686,656	4,700,508
Series 2018-C01, Cl. 1M1, 3.004% [US0001M+60], 7/25/30[3]	6,111,098	6,109,881
Series 2018-C03, Cl. 1M1, 3.084% [US0001M+68], 10/25/30[3]	4,907,240	4,909,951
Series 2018-C05, Cl. 1M1, 3.124% [US0001M+72], 1/25/31[3]	1,573,715	1,574,753
Series 2018-C06, Cl. 2M1, 2.954% [US0001M+55], 3/25/31[3]	567,995	567,970
CSMC Mortgage-Backed Trust, Series 2006-6, Cl. 1A4, 6.00%, 7/25/36	812,931	672,052
First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8, Cl. 1A6, 3.054% [US0001M+65], 11/25/35[3]	699,231	488,427
FREMF Mortgage Trust:
Series 2010-K6, Cl. B, 5.553%, 12/25/46[1,9]	900,000	911,068
Series 2012-K711, Cl. B, 3.576%, 8/25/45[1,9]	490,000	489,074
Series 2012-K711, Cl. C, 3.576%, 8/25/45[1,9]	2,155,000	2,150,753

19      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial (Continued)
FREMF Mortgage Trust: (Continued)
Series 2013-K25, Cl. C, 3.744%, 11/25/45[1,9]	$ 605,000	$618,441
Series 2013-K26, Cl. C, 3.721%, 12/25/45[1,9]	1,165,000	1,190,738
Series 2013-K27, Cl. C, 3.615%, 1/25/46[1,9]	650,000	662,892
Series 2013-K28, Cl. C, 3.609%, 6/25/46[1,9]	2,580,000	2,633,591
Series 2013-K712, Cl. C, 3.454%, 5/25/45[1,9]	1,185,000	1,185,425
Series 2013-K713, Cl. C, 3.263%, 4/25/46[1,9]	3,220,000	3,224,407
Series 2014-K714, Cl. C, 3.986%, 1/25/47[1,9]	1,100,402	1,116,364
Series 2014-K715, Cl. C, 4.258%, 2/25/46[1,9]	2,603,236	2,650,411
Series 2015-K44, Cl. B, 3.807%, 1/25/48[1,9]	1,175,000	1,208,278
Series 2017-K62, Cl. B, 4.004%, 1/25/50[1,9]	1,040,000	1,077,501
Series 2017-K724, Cl. B, 3.599%, 11/25/23[1,9]	780,000	794,327
GS Mortgage Securities Trust:
Series 2012-GC6, Cl. A3, 3.482%, 1/10/45	1,414,657	1,448,078
Series 2012-GC6, Cl. AS, 4.948%, 1/10/45[1]	1,666,000	1,759,615
Series 2013-GC12, Cl. AAB, 2.678%, 6/10/46	423,258	425,089
Series 2013-GC16, Cl. AS, 4.649%, 11/10/46	974,215	1,060,017
Series 2014-GC18, Cl. AAB, 3.648%, 1/10/47	1,226,553	1,260,914
GSMSC Pass-Through Trust, Series 2009-3R, Cl. 1A2, 6.00%, 4/25/37[1,9]	1,359,351	1,318,597
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2013-C10, Cl. AS, 3.372%, 12/15/47	4,205,000	4,306,733
Series 2013-C16, Cl. AS, 4.517%, 12/15/46	3,490,000	3,743,551
Series 2013-LC11, Cl. AS, 3.216%, 4/15/46	1,722,000	1,753,606
Series 2014-C20, Cl. AS, 4.043%, 7/15/47	3,950,000	4,169,514
Series 2016-JP3, Cl. A2, 2.435%, 8/15/49	2,665,327	2,667,567
JP Morgan Mortgage Trust, Series 2007-A1, Cl. 5A1, 4.697%, 7/25/35[9]	700,876	730,663
JP Morgan Resecuritization Trust, Series 2009-5, Cl. 1A2, 4.992%, 7/26/36[1,9]	973,699	988,219
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C18, Cl. A3, 3.578%, 2/15/47	602,515	611,709
Series 2014-C24, Cl. B, 4.116%, 11/15/47[9]	2,630,000	2,750,632
Series 2014-C25, Cl. AS, 4.065%, 11/15/47	6,036,000	6,387,688
Series 2015-C28, Cl. AS, 3.532%, 10/15/48	3,400,000	3,510,513
JPMBB Commercial Mortgage Securities Trust., Interest-Only Stripped Mtg.-Backed Security, Series 2015-C27, Cl. XA, 24.187%, 2/15/48[4]	47,714,868	2,120,081
LB Commercial Conduit Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 1998-C1, Cl. IO, 0.00%, 2/18/30[4,5]	40,823	3
Lehman Structured Securities Corp., Series 2002-GE1, Cl. A, 0.00%, 7/26/24[1,8,9]	15,849	10,877
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C9, Cl. AS, 3.456%, 5/15/46	6,222,000	6,425,645
Series 2014-C19, Cl. AS, 3.832%, 12/15/47	5,035,000	5,288,000
Morgan Stanley Capital I Trust, Series 2011-C2, Cl. A4, 4.661%, 6/15/44[1]	1,815,000	1,879,130
Morgan Stanley Capital I, Inc., Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-HR2, Cl. XA, 10.514%, 12/15/50[4]	13,235,302	726,875
Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1B, 3.612%, 11/26/36[1,9]	2,096,257	1,996,031
Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 4.076%, 6/26/46[1,9]	192,641	194,217

20      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
Commercial (Continued)
RBSSP Resecuritization Trust, Series 2010-1, Cl. 2A1, 4.73%, 7/26/45[1,9]	$ 141,357	$145,836
UBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-C5, Cl. XA, 14.709%, 11/15/50[4]	20,114,405	1,217,881
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1, Cl. ASB, 2.934%, 5/15/48	5,135,000	5,221,983
Wells Fargo Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-C42, Cl. XA, 10.479%, 12/15/50[4]	18,428,632	1,156,048
Wells Fargo Mortgage Backed Securities Trust, Series 2019-1, Cl. A7, 4.00%, 11/25/48[1,9]	2,054,524	2,087,639
WF-RBS Commercial Mortgage Trust:
Series 2013-C14, Cl. AS, 3.488%, 6/15/46	2,330,000	2,407,227
Series 2014-C20, Cl. AS, 4.176%, 5/15/47	1,693,000	1,792,954
Series 2014-C22, Cl. A3, 3.528%, 9/15/57	675,000	689,797
Series 2014-C25, Cl. AS, 3.984%, 11/15/47	5,225,000	5,507,096
Series 2014-LC14, Cl. AS, 4.351%, 3/15/47[9]	2,174,838	2,320,147
WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass- Through Certificates, Series 2011-C3, Cl. XA, 34.613%, 3/15/44[1,4]	13,959,221	264,054
		174,799,152

Residential—2.8%
Alternative Loan Trust, Series 2005-29CB, Cl. A4, 5.00%, 7/25/35	584,807	514,653
Banc of America Funding Trust:
Series 2007-1, Cl. 1A3, 6.00%, 1/25/37	388,776	369,214
Series 2007-C, Cl. 1A4, 4.597%, 5/20/36[9]	155,292	155,787
Series 2014-R7, Cl. 3A1, 4.991%, 3/26/36[1,9]	361,478	362,665
Banc of America Mortgage Trust, Series 2007-1, Cl. 1A24, 6.00%, 3/25/37	436,324	413,634
Bear Stearns ARM Trust:
Series 2005-9, Cl. A1, 4.73% [H15T1Y+230], 10/25/35[3]	464,185	477,394
Series 2006-1, Cl. A1, 4.91% [H15T1Y+225], 2/25/36[3]	1,196,559	1,230,082
CHL Mortgage Pass-Through Trust:
Series 2005-26, Cl. 1A8, 5.50%, 11/25/35	378,632	354,936
Series 2006-6, Cl. A3, 6.00%, 4/25/36	348,585	289,380
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR1, Cl. 1A1, 4.97% [H15T1Y+240], 10/25/35[3]	2,228,078	2,287,122
Connecticut Avenue Securities, Series 2017-C02, Cl. 2M1, 3.554% [US0001M+115], 9/25/29[3]	3,130,938	3,140,828
Connecticut Avenue Securities Trust, Series 2019-R02, Cl. 1M1, 3.254% [US0001M+85], 8/25/31[1,3]	4,792,061	4,806,954
Countrywide Alternative Loan Trust, Series 2005-21CB, Cl. A7, 5.50%, 6/25/35	1,053,755	1,012,301
GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 4.664%, 7/25/35[9]	218,281	223,849
HomeBanc Mortgage Trust, Series 2005-3, Cl. A2, 2.714% [US0001M+31], 7/25/35[3]	241,043	241,404
RALI Trust:
Series 2006-QS13, Cl. 1A8, 6.00%, 9/25/36	101,843	92,783
Series 2007-QS6, Cl. A28, 5.75%, 4/25/37	512,568	485,520
Residential Asset Securitization Trust, Series 2005-A6CB, Cl. A7, 6.00%, 6/25/35	275,901	256,573

21      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Residential (Continued)
STACR Trust:
Series 2018-DNA2, Cl. M1, 3.204% [US0001M+80], 12/25/30[1,3]	$ 5,898,233	$5,910,998
Series 2018-DNA3, Cl. M1, 3.154% [US0001M+75], 9/25/48[1,3]	1,103,279	1,104,649
Series 2018-HRP2, Cl. M2, 3.654% [US0001M+125], 2/25/47[1,3]	3,480,000	3,496,880
Structured Agency Credit Risk Debt Nts.:
Series 2014-DN1, Cl. M2, 4.604% [US0001M+220], 2/25/24[3]	547,200	556,708
Series 2014-DN3, Cl. M3, 6.404% [US0001M+400], 8/25/24[3]	3,001,638	3,205,349
Series 2014-HQ2, Cl. M3, 6.154% [US0001M+375], 9/25/24[3]	4,050,000	4,418,984
Series 2015-HQA2, Cl. M2, 5.204% [US0001M+280], 5/25/28[3]	590,229	598,705
Series 2016-DNA1, Cl. M2, 5.304% [US0001M+290], 7/25/28[3]	834,067	844,134
Series 2017-HQA1, Cl. M1, 3.604% [US0001M+120], 8/25/29[3]	4,803,438	4,820,522
Series 2018-DNA1, Cl. M1, 2.854% [US0001M+45], 7/25/30[3]	8,605,515	8,591,035
WaMu Mortgage Pass-Through Certificates Trust:
Series 2003-AR10, Cl. A7, 4.486%, 10/25/33[9]	527,995	543,435
Series 2005-AR14, Cl. 1A4, 4.181%, 12/25/35[9]	703,935	702,325
Series 2005-AR16, Cl. 1A1, 4.243%, 12/25/35[9]	655,143	654,885
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR15, Cl. 1A2, 4.665%, 9/25/35[9]	877,073	874,260
Series 2005-AR15, Cl. 1A6, 4.665%, 9/25/35[9]	72,800	72,566
Series 2005-AR4, Cl. 2A2, 5.095%, 4/25/35[9]	1,697,145	1,731,690
Series 2006-AR10, Cl. 1A1, 5.008%, 7/25/36[9]	492,660	502,685
Series 2006-AR10, Cl. 5A5, 4.992%, 7/25/36[9]	1,334,491	1,358,683
Series 2006-AR2, Cl. 2A3, 4.991%, 3/25/36[9]	676,153	693,966
Series 2006-AR7, Cl. 2A4, 5.088%, 5/25/36[9]	273,268	284,832
Series 2007-16, Cl. 1A1, 6.00%, 12/28/37	211,202	212,020
		57,894,390
Total Mortgage-Backed Obligations (Cost $984,634,119)		987,604,640

Corporate Bonds and Notes—44.9%
Consumer Discretionary—6.6%
Automobiles—1.7%
Daimler Finance North America LLC, 3.75% Sr. Unsec. Nts., 11/5/21[1]	4,549,000	4,665,050
General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43	1,336,000	1,422,987
General Motors Financial Co., Inc.:
4.15% Sr. Unsec. Nts., 6/19/23	4,949,000	5,100,914
4.20% Sr. Unsec. Nts., 11/6/21	4,217,000	4,343,639
Harley-Davidson Financial Services, Inc., 2.40% Sr. Unsec. Nts., 6/15/20[1]	5,210,000	5,193,502

22      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
Automobiles (Continued)
Hyundai Capital America, 4.125% Sr. Unsec. Nts., 6/8/23[1]	$5,286,000	$5,485,666
Nissan Motor Acceptance Corp., 3.65% Sr. Unsec. Nts., 9/21/21[1]	5,177,000	5,301,858
Volkswagen Group of America Finance LLC, 4.00% Sr. Unsec. Nts., 11/12/21[1]	4,990,000	5,150,587

		36,664,203
Diversified Consumer Services—0.2%
Service Corp. International, 4.625% Sr. Unsec. Nts., 12/15/27	5,228,000	5,358,700
Entertainment—0.3%
Fox Corp., 3.666% Sr. Unsec. Nts., 1/25/22[1]	3,885,000	4,015,133
Viacom, Inc., 4.375% Sr. Unsec. Nts., 3/15/43	1,670,000	1,635,370

		5,650,503
Hotels, Restaurants & Leisure—0.1%
Aramark Services, Inc., 5.00% Sr. Unsec. Nts., 4/1/25[1]	1,409,000	1,433,657
Household Durables—1.1%
DR Horton, Inc., 2.55% Sr. Unsec. Nts., 12/1/20	5,392,000	5,394,583
Lennar Corp., 4.75% Sr. Unsec. Nts., 5/30/25	5,255,000	5,590,007
Newell Brands, Inc.:
5.00% Sr. Unsec. Nts., 11/15/23	1,633,000	1,676,834
5.50% Sr. Unsec. Nts., 4/1/46	1,681,000	1,647,030
PulteGroup, Inc., 5.00% Sr. Unsec. Nts., 1/15/27	3,727,000	3,921,950
Toll Brothers Finance Corp.:
4.375% Sr. Unsec. Nts., 4/15/23	2,711,000	2,816,051
4.875% Sr. Unsec. Nts., 3/15/27	1,445,000	1,523,102

		22,569,557
Internet & Catalog Retail—0.5%
Amazon.com, Inc., 4.95% Sr. Unsec. Nts., 12/5/44	1,691,000	2,127,108
QVC, Inc., 4.45% Sr. Sec. Nts., 2/15/25	8,060,000	8,119,204

		10,246,312
Media—1.4%
CBS Corp., 4.20% Sr. Unsec. Nts., 6/1/29	2,505,000	2,641,789
Charter Communications Operating LLC/Charter Communications Operating Capital, 5.125% Sr. Sec. Nts., 7/1/49[7]	1,435,000	1,465,792
Comcast Corp., 4.00% Sr. Unsec. Nts., 3/1/48	1,434,000	1,517,828
Discovery Communications LLC, 4.125% Sr. Unsec. Nts., 5/15/29	3,112,000	3,240,330
Interpublic Group of Cos., Inc. (The):
3.75% Sr. Unsec. Nts., 10/1/21	4,207,000	4,317,351
4.20% Sr. Unsec. Nts., 4/15/24	5,050,000	5,438,330
Time Warner Cable LLC, 4.50% Sr. Sec. Nts., 9/15/42	1,811,000	1,705,294
Virgin Media Secured Finance plc, 5.25% Sr. Sec. Nts., 1/15/26[1]	5,176,000	5,323,309

23      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Media (Continued)
WPP Finance 2010, 3.75% Sr. Unsec. Nts., 9/19/24	$5,208,000	$5,392,696

		31,042,719
Specialty Retail—0.8%
AutoNation, Inc., 5.50% Sr. Unsec. Nts., 2/1/20	4,973,000	5,044,918
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.65% Sr. Unsec. Nts., 7/29/21[1]	1,715,000	1,753,796
Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24	5,507,000	5,720,912
Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24	4,650,000	3,882,750

		16,402,376
Textiles, Apparel & Luxury Goods—0.5%
Hanesbrands, Inc., 4.875% Sr. Unsec. Nts., 5/15/26[1]	5,153,000	5,371,436
Levi Strauss & Co., 5.00% Sr. Unsec. Nts., 5/1/25	4,854,000	5,048,160

		10,419,596
Consumer Staples—4.6%
Beverages—1.1%
Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Nts., 1/15/39	3,126,000	4,715,556
Bacardi Ltd., 4.70% Sr. Unsec. Nts., 5/15/28[1]	2,674,000	2,861,865
Keurig Dr Pepper, Inc., 4.057% Sr. Unsec. Nts., 5/25/23	4,929,000	5,176,287
Molson Coors Brewing Co., 2.10% Sr. Unsec. Nts., 7/15/21	5,266,000	5,235,927
Pernod Ricard SA, 4.25% Sr. Unsec. Nts., 7/15/22[1]	4,732,000	4,964,113

		22,953,748
Food & Staples Retailing—0.3%
Kroger Co. (The), 4.45% Sr. Unsec. Nts., 2/1/47	1,486,000	1,451,810
Walgreen Co., 3.10% Sr. Unsec. Nts., 9/15/22	5,141,000	5,230,870

		6,682,680
Food Products—2.2%
Bunge Ltd. Finance Corp.:
3.25% Sr. Unsec. Nts., 8/15/26	3,613,000	3,494,588
3.50% Sr. Unsec. Nts., 11/24/20	4,884,000	4,930,156
Conagra Brands, Inc.:
3.80% Sr. Unsec. Nts., 10/22/21	4,101,000	4,214,930
4.60% Sr. Unsec. Nts., 11/1/25	5,142,000	5,598,737
Kraft Heinz Foods Co., 4.375% Sr. Unsec. Nts., 6/1/46	3,223,000	3,064,315
Lamb Weston Holdings, Inc., 4.875% Sr. Unsec. Nts., 11/1/26[1]	4,920,000	5,141,400
Mondelez International Holdings Netherlands BV, 2.00% Sr. Unsec. Nts., 10/28/21[1]	5,392,000	5,341,696
Smithfield Foods, Inc.:
2.70% Sr. Unsec. Nts., 1/31/20[1]	2,252,000	2,247,585
3.35% Sr. Unsec. Nts., 2/1/22[1]	2,929,000	2,922,619
5.20% Sr. Unsec. Nts., 4/1/29[1]	4,076,000	4,444,705
Tyson Foods, Inc.:
3.90% Sr. Unsec. Nts., 9/28/23	4,296,000	4,528,137

24      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
Food Products (Continued)
Tyson Foods, Inc.: (Continued) 5.10% Sr. Unsec. Nts., 9/28/48	$1,389,000	$1,568,950

		47,497,818
Tobacco—1.0%
Altria Group, Inc., 3.49% Sr. Unsec. Nts., 2/14/22	3,238,000	3,330,214
BAT Capital Corp., 3.557% Sr. Unsec. Nts., 8/15/27	2,912,000	2,900,383
BAT International Finance plc, 3.25% Sr. Unsec. Nts., 6/7/22[1]	5,124,000	5,198,284
Imperial Brands Finance plc, 3.75% Sr. Unsec. Nts., 7/21/22[1]	5,217,000	5,371,088
Imperial Tobacco Finance plc, 2.95% Sr. Unsec. Nts., 7/21/20[1]	3,937,000	3,948,233

		20,748,202
Energy—3.8%
Energy Equipment & Services—0.2%
Halliburton Co., 5.00% Sr. Unsec. Nts., 11/15/45	1,193,000	1,302,177
Schlumberger Holdings Corp., 4.00% Sr. Unsec. Nts., 12/21/25[1]	2,890,000	3,059,699

		4,361,876
Oil, Gas & Consumable Fuels—3.6%
Anadarko Petroleum Corp., 4.50% Sr. Unsec. Nts., 7/15/44	1,362,000	1,395,695
Andeavor Logistics LP/Tesoro Logistics Finance Corp., 4.25%
Sr. Unsec. Nts., 12/1/27	3,040,000	3,215,302
Apache Corp., 4.375% Sr. Unsec. Nts., 10/15/28	3,972,000	4,152,366
Cenovus Energy, Inc., 4.25% Sr. Unsec. Nts., 4/15/27	3,053,000	3,159,882
Cimarex Energy Co., 4.375% Sr. Unsec. Nts., 3/15/29	2,513,000	2,669,307
Columbia Pipeline Group, Inc., 3.30% Sr. Unsec. Nts., 6/1/20	4,870,000	4,903,378
Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	1,000,000	1,095,972
Energy Transfer Operating LP:
4.25% Sr. Unsec. Nts., 3/15/23	4,125,000	4,308,121
5.30% Sr. Unsec. Nts., 4/15/47	1,501,000	1,566,528
Enterprise Products Operating LLC:
3.125% Sr. Unsec. Nts., 7/31/29[7]	1,569,000	1,577,316
4.20% Sr. Unsec. Nts., 1/31/50[7]	1,902,000	1,956,093
EQT Corp., 2.50% Sr. Unsec. Nts., 10/1/20	5,403,000	5,389,091
Kinder Morgan Energy Partners LP, 5.80% Sr. Unsec. Nts., 3/1/21	2,082,000	2,191,703
Kinder Morgan, Inc., 5.20% Sr. Unsec. Nts., 3/1/48	3,434,000	3,881,893
Marathon Petroleum Corp., 4.50% Sr. Unsec. Nts., 4/1/48	1,109,000	1,114,920
Midwest Connector Capital Co. LLC, 3.625% Sr. Unsec. Nts., 4/1/22[1]	4,948,000	5,070,118
Newfield Exploration Co., 5.75% Sr. Unsec. Nts., 1/30/22	4,669,000	5,001,786
ONEOK, Inc., 4.35% Sr. Unsec. Nts., 3/15/29	2,522,000	2,697,329
Rockies Express Pipeline LLC, 4.95% Sr. Unsec. Nts., 7/15/29[1]	2,624,000	2,713,838
Sabine Pass Liquefaction LLC:
4.20% Sr. Sec. Nts., 3/15/28	2,699,000	2,835,803
5.625% Sr. Sec. Nts., 2/1/21	4,966,000	5,158,166
Sunoco Logistics Partners Operations LP, 4.00% Sr. Unsec. Nts., 10/1/27	3,243,000	3,342,507

25      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Valero Energy Corp., 4.00% Sr. Unsec. Nts., 4/1/29	$2,462,000	$2,578,546
Williams Cos., Inc. (The), 3.70% Sr. Unsec. Nts., 1/15/23	5,303,000	5,482,489

		77,458,149
Financials—13.6%
Capital Markets—2.7%
Blackstone Holdings Finance Co. LLC, 3.15% Sr. Unsec. Nts., 10/2/27[1]	1,925,000	1,932,692
Brookfield Asset Management, Inc., 4.00% Sr. Unsec. Nts., 1/15/25	4,078,000	4,250,530
Credit Suisse AG (New York), 3.625% Sr. Unsec. Nts., 9/9/24	3,175,000	3,342,998
Credit Suisse Group AG, 3.869% [US0003M+141] Sr. Unsec. Nts., 1/12/29[1,3]	2,980,000	3,073,311
Credit Suisse Group Funding Guernsey Ltd., 4.55% Sr. Unsec. Nts., 4/17/26	2,435,000	2,649,329
E*TRADE Financial Corp., 5.875% [US0003M+443.5] Jr. Sub. Perpetual Bonds[3,10]	4,826,000	5,067,300
Goldman Sachs Group, Inc. (The):
3.50% Sr. Unsec. Nts., 11/16/26	2,654,000	2,721,203
3.691% [US0003M+151] Sr. Unsec. Nts., 6/5/28[3]	1,000,000	1,033,583
3.75% Sr. Unsec. Nts., 2/25/26	2,550,000	2,662,874
4.017% [US0003M+137.3] Sr. Unsec. Nts., 10/31/38[3]	1,903,000	1,962,686
Macquarie Group Ltd., 3.763% [US0003M+137.2] Sr. Unsec. Nts., 11/28/28[1,3]	3,899,000	3,973,549
Morgan Stanley:
3.95% Sub. Nts., 4/23/27	1,200,000	1,255,721
4.431% [US0003M+162.8] Sr. Unsec. Nts., 1/23/30[3]	3,796,000	4,205,822
5.00% Sub. Nts., 11/24/25	4,060,000	4,495,533
MSCI, Inc., 4.75% Sr. Unsec. Nts., 8/1/26[1]	1,932,000	2,009,280
Northern Trust Corp., 3.375% [US0003M+113.1] Sub. Nts., 5/8/32[3]	1,803,000	1,818,723
Plains All American Pipeline LP/PAA Finance Corp., 4.50% Sr. Unsec. Nts., 12/15/26	2,998,000	3,187,678
Raymond James Financial, Inc., 3.625% Sr. Unsec. Nts., 9/15/26	2,395,000	2,464,083
UBS Group Funding Switzerland AG:
4.125% Sr. Unsec. Nts., 4/15/26[1]	2,732,000	2,919,943
4.253% Sr. Unsec. Nts., 3/23/28[1]	1,954,000	2,099,419

		57,126,257
Commercial Banks—7.2%
ABN AMRO Bank NV, 4.40% [USSW5+219.7] Sub. Nts., 3/27/28[3,11]	5,800,000	5,988,639
Bank of America Corp.:
3.248% Sr. Unsec. Nts., 10/21/27	4,073,000	4,174,801
3.593% [US0003M+137] Sr. Unsec. Nts., 7/21/28[3]	600,000	625,811
3.824% [US0003M+157.5] Sr. Unsec. Nts., 1/20/28[3]	3,221,000	3,411,060
4.271% [US0003M+131] Sr. Unsec. Nts., 7/23/29[3]	4,245,000	4,637,792
7.75% Sub. Nts., 5/14/38	3,570,000	5,270,607

26      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
Commercial Banks (Continued)
Bank of Ireland Group plc, 4.50% Sr. Unsec. Nts., 11/25/23[1]	$4,179,000	$4,363,282
Bank of Montreal, Series E, 3.30% Sr. Unsec. Nts., 2/5/24	3,842,000	3,985,948
BNP Paribas SA:
4.375% [USSW5+148.3] Sub. Nts., 3/1/33[1,3]	2,839,000	2,925,842
4.40% Sr. Unsec. Nts., 8/14/28[1]	1,900,000	2,059,295
BPCE SA, 4.50% Sub. Nts., 3/15/25[1]	2,943,000	3,102,332
Canadian Imperial Bank of Commerce, 3.10% Sr. Unsec. Nts., 4/2/24	5,020,000	5,133,725
Citigroup, Inc.:
4.075% [US0003M+119.2] Sr. Unsec. Nts., 4/23/29[3]	4,219,000	4,532,841
4.281% [US0003M+183.9] Sr. Unsec. Nts., 4/24/48[3]	3,855,000	4,316,332
4.75% Sub. Nts., 5/18/46	1,946,000	2,208,262
Citizens Bank NA (Providence RI), 2.65% Sr. Unsec. Nts., 5/26/22	1,014,000	1,021,925
Compass Bank, 2.875% Sr. Unsec. Nts., 6/29/22	4,408,000	4,448,714
Credit Agricole SA, 4.375% Sub. Nts., 3/17/25[1]	4,782,000	5,016,907
Fifth Third Bank (Cincinnati OH), 3.85% Sub. Nts., 3/15/26	2,461,000	2,599,012
First Republic Bank, 4.375% Sub. Nts., 8/1/46	2,132,000	2,208,022
Fortis, Inc., 3.055% Sr. Unsec. Nts., 10/4/26	1,921,000	1,907,734
HSBC Holdings plc:
3.95% [US0003M+98.72] Sr. Unsec. Nts., 5/18/24[3]	1,709,000	1,788,319
4.041% [US0003M+154.6] Sr. Unsec. Nts., 3/13/28[3]	2,142,000	2,250,907
4.583% [US0003M+153.46] Sr. Unsec. Nts., 6/19/29[3]	2,854,000	3,118,859
Huntington Bancshares, Inc., 4.00% Sr. Unsec. Nts., 5/15/25	5,274,000	5,626,933
JPMorgan Chase & Co.:
3.54% [US0003M+138] Sr. Unsec. Nts., 5/1/28[3]	3,969,000	4,132,896
3.782% [US0003M+133.7] Sr. Unsec. Nts., 2/1/28[3]	5,368,000	5,692,756
3.797% [US0003M+89] Sr. Unsec. Nts., 7/23/24[3]	5,275,000	5,535,202
4.26% [US0003M+158] Sr. Unsec. Nts., 2/22/48[3]	1,665,000	1,839,623
KeyBank NA (Cleveland OH), 3.40% Sub. Nts., 5/20/26	3,162,000	3,245,350
KeyCorp, 4.15% Sr. Unsec. Nts., 10/29/25	1,722,000	1,865,919
Lloyds Banking Group plc, 6.657% [US0003M+127] Jr. Sub. Perpetual Bonds[1,3,10]	4,718,000	4,989,285
Nordea Bank Abp, 4.625% [USSW5+169] Sub. Nts., 9/13/33[1,3]	1,874,000	1,979,273
PNC Financial Services Group, Inc. (The), 3.15% Sr. Unsec. Nts., 5/19/27	3,749,000	3,873,588
Regions Financial Corp., 2.75% Sr. Unsec. Nts., 8/14/22	2,893,000	2,913,923
Royal Bank of Canada, 3.70% Sr. Unsec. Nts., 10/5/23	4,593,000	4,840,473
Santander Holdings USA, Inc., 3.50% Sr. Unsec. Nts., 6/7/24	4,200,000	4,266,616
Societe Generale SA, 3.875% Sr. Unsec. Nts., 3/28/24[1]	4,001,000	4,139,631
SunTrust Bank (Atlanta GA):
3.30% Sub. Nts., 5/15/26	1,798,000	1,831,673
4.05% Sr. Unsec. Nts., 11/3/25	2,281,000	2,460,843
Synovus Financial Corp., 3.125% Sr. Unsec. Nts., 11/1/22	2,818,000	2,834,175
US Bancorp, 3.10% Sub. Nts., 4/27/26	3,200,000	3,270,655
Wells Fargo & Co.:
3.584% [US0003M+131] Sr. Unsec. Nts., 5/22/28[3]	3,927,000	4,105,174

27      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial Banks (Continued)
Wells Fargo & Co.: (Continued) 4.75% Sub. Nts., 12/7/46	$2,512,000	$2,862,672

		153,403,628

Consumer Finance—0.7%
American Express Co., 3.125% Sr. Unsec. Nts., 5/20/26	3,112,000	3,196,703
Capital One Financial Corp.:
3.75% Sr. Unsec. Nts., 3/9/27	1,666,000	1,720,613
3.80% Sr. Unsec. Nts., 1/31/28	1,488,000	1,538,526
Discover Bank, 4.65% Sr. Unsec. Nts., 9/13/28	1,945,000	2,128,665
Discover Financial Services, 3.75% Sr. Unsec. Nts., 3/4/25	1,743,000	1,802,596
Synchrony Financial, 4.25% Sr. Unsec. Nts., 8/15/24	3,914,000	4,078,834

		14,465,937

Diversified Financial Services—0.4%
Berkshire Hathaway Energy Co., 3.80% Sr. Unsec. Nts., 7/15/48	1,172,000	1,193,847
Peachtree Corners Funding Trust, 3.976% Sr. Unsec. Nts., 2/15/25[1]	1,973,000	2,054,139
Voya Financial, Inc., 5.65% [US0003M+358] Jr. Sub. Nts., 5/15/53[3]	4,857,000	5,043,897

		8,291,883

Insurance—1.9%
Aflac, Inc., 4.75% Sr. Unsec. Nts., 1/15/49	1,786,000	2,112,314
AXA Equitable Holdings, Inc., 4.35% Sr. Unsec. Nts., 4/20/28	2,560,000	2,693,095
Boardwalk Pipelines LP, 4.95% Sr. Unsec. Nts., 12/15/24	2,509,000	2,676,208
Brighthouse Financial, Inc., 3.70% Sr. Unsec. Nts., 6/22/27	1,096,000	1,043,562
CNA Financial Corp., 3.45% Sr. Unsec. Nts., 8/15/27	3,639,000	3,695,026
Hartford Financial Services Group, Inc. (The), 4.40% Sr. Unsec. Nts., 3/15/48	3,018,000	3,291,508
Lincoln National Corp., 3.80% Sr. Unsec. Nts., 3/1/28	2,961,000	3,109,554
Manulife Financial Corp., 4.061% [USISDA05+164.7] Sub. Nts., 2/24/32[3]	3,001,000	3,063,371
Marsh & McLennan Cos., Inc., 4.35% Sr. Unsec. Nts., 1/30/47	1,731,000	1,877,538
Principal Financial Group, Inc., 3.70% Sr. Unsec. Nts., 5/15/29	3,100,000	3,243,549
Prudential Financial, Inc.:
4.35% Sr. Unsec. Nts., 2/25/50	1,955,000	2,197,676
5.20% [US0003M+304] Jr. Sub. Nts., 3/15/44[3]	3,888,000	4,050,823
5.375% [US0003M+303.1] Jr. Sub. Nts., 5/15/45[3]	887,000	934,916
Swiss Re Finance Luxembourg SA, 5.00% [H15T5Y+358.2] Sub. Nts., 4/2/49[1,3]	6,167,000	6,620,275

		40,609,415

Real Estate Investment Trusts (REITs)—0.7%
American Tower Corp.:
3.00% Sr. Unsec. Nts., 6/15/23	4,354,000	4,397,575
4.00% Sr. Unsec. Nts., 6/1/25	2,732,000	2,881,460

28      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
Real Estate Investment Trusts (REITs) (Continued)
Crown Castle International Corp., 3.65% Sr. Unsec. Nts., 9/1/27	$2,451,000	$2,525,156
VEREIT Operating Partnership LP, 4.625% Sr. Unsec. Nts., 11/1/25	4,739,000	5,104,287

		14,908,478

Health Care—3.9%
Biotechnology—1.1%
AbbVie, Inc.:
3.75% Sr. Unsec. Nts., 11/14/23	5,223,000	5,449,205
4.875% Sr. Unsec. Nts., 11/14/48	2,117,000	2,230,638
Amgen, Inc., 4.563% Sr. Unsec. Nts., 6/15/48	1,437,000	1,561,461
Biogen, Inc., 5.20% Sr. Unsec. Nts., 9/15/45	1,527,000	1,717,083
Gilead Sciences, Inc., 4.75% Sr. Unsec. Nts., 3/1/46	2,009,000	2,283,329
Shire Acquisitions Investments Ireland DAC, 2.40% Sr. Unsec. Nts., 9/23/21	10,138,000	10,120,434

		23,362,150

Health Care Equipment & Supplies—0.6%
Becton Dickinson & Co., 3.70% Sr. Unsec. Nts., 6/6/27	2,707,000	2,829,890
Boston Scientific Corp., 4.00% Sr. Unsec. Nts., 3/1/28	4,752,000	5,108,899
Hologic, Inc., 4.375% Sr. Unsec. Nts., 10/15/25[1]	4,959,000	5,051,981

		12,990,770

Health Care Providers & Services—0.8%
Cigna Corp., 4.125% Sr. Unsec. Nts., 11/15/25[1]	3,980,000	4,230,188
CVS Health Corp.:
2.125% Sr. Unsec. Nts., 6/1/21	5,164,000	5,130,638
5.05% Sr. Unsec. Nts., 3/25/48	3,293,000	3,507,709
Fresenius Medical Care US Finance II, Inc., 5.875% Sr. Unsec. Nts., 1/31/22[1]	4,578,000	4,891,521

		17,760,056

Life Sciences Tools & Services—0.4%
IQVIA, Inc., 5.00% Sr. Unsec. Nts., 10/15/26[1]	4,833,000	5,026,320
Life Technologies Corp., 6.00% Sr. Unsec. Nts., 3/1/20	3,768,000	3,848,282

		8,874,602

Pharmaceuticals—1.0%
Bayer US Finance II LLC, 3.875% Sr. Unsec. Nts., 12/15/23[1]	5,258,000	5,451,402
Bristol-Myers Squibb Co., 3.40% Sr. Unsec. Nts., 7/26/29[1]	3,694,000	3,869,498
Elanco Animal Health, Inc., 4.90% Sr. Unsec. Nts., 8/28/28[1]	2,298,000	2,567,386
Mylan NV, 3.15% Sr. Unsec. Nts., 6/15/21	5,188,000	5,189,393
Takeda Pharmaceutical Co. Ltd., 5.00% Sr. Unsec. Nts., 11/26/28[1]	2,587,000	2,931,460

		20,009,139

29      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Industrials—2.8%
Aerospace & Defense—1.0%
BAE Systems Holdings, Inc., 3.85% Sr. Unsec. Nts., 12/15/25[1]	$3,983,000	$4,164,370
Huntington Ingalls Industries, Inc., 3.483% Sr. Unsec. Nts., 12/1/27	2,822,000	2,872,514
L3 Technologies, Inc., 3.85% Sr. Unsec. Nts., 6/15/23	5,301,000	5,532,673
Northrop Grumman Corp., 4.75% Sr. Unsec. Nts., 6/1/43	2,760,000	3,203,037
United Technologies Corp.:
3.35% Sr. Unsec. Nts., 8/16/21	1,293,000	1,321,823
3.95% Sr. Unsec. Nts., 8/16/25	3,232,000	3,486,603

		20,581,020

Building Products—0.2%
Fortune Brands Home & Security, Inc., 4.00% Sr. Unsec. Nts., 9/21/23	4,958,000	5,220,008

Electrical Equipment—0.1%
Sensata Technologies BV, 5.00% Sr. Unsec. Nts., 10/1/25[1]	2,715,000	2,843,963

Industrial Conglomerates—0.1%
GE Capital International Funding Co. Unlimited Co., 3.373% Sr. Unsec. Nts., 11/15/25	1,652,000	1,672,728

Machinery—0.2%
Ingersoll-Rand Luxembourg Finance SA, 3.80% Sr. Unsec. Nts., 3/21/29	2,458,000	2,579,651
nVent Finance Sarl, 4.55% Sr. Unsec. Nts., 4/15/28	2,620,000	2,663,098

		5,242,749

Professional Services—0.2%
IHS Markit Ltd., 4.125% Sr. Unsec. Nts., 8/1/23	3,316,000	3,451,459

Road & Rail—0.5%
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.40% Sr. Unsec. Nts., 11/15/26[1]	4,245,000	4,243,169
Ryder System, Inc., 3.75% Sr. Unsec. Nts., 6/9/23	5,250,000	5,464,849

		9,708,018

Trading Companies & Distributors—0.5%
Air Lease Corp.:
3.25% Sr. Unsec. Nts., 3/1/25	1,679,000	1,689,676
3.625% Sr. Unsec. Nts., 4/1/27	1,765,000	1,774,923
GATX Corp., 3.50% Sr. Unsec. Nts., 3/15/28	3,090,000	3,104,694
Mitsubishi UFJ Financial Group, Inc., 3.741% Sr. Unsec. Nts., 3/7/29	3,054,000	3,278,307

		9,847,600

30      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
Information Technology—3.3%
Communications Equipment—0.2%
Motorola Solutions, Inc., 4.60% Sr. Unsec. Nts., 2/23/28	$3,917,000	$4,111,317

Electronic Equipment, Instruments, & Components—0.6%
Arrow Electronics, Inc., 3.875% Sr. Unsec. Nts., 1/12/28	3,969,000	3,937,367
FLIR Systems, Inc., 3.125% Sr. Unsec. Nts., 6/15/21	5,050,000	5,099,652
Tech Data Corp., 4.95% Sr. Unsec. Nts., 2/15/27	3,740,000	3,915,671

		12,952,690

IT Services—0.7%
DXC Technology Co., 4.75% Sr. Unsec. Nts., 4/15/27	3,922,000	4,174,459
Fidelity National Information Services, Inc., 4.25% Sr. Unsec. Nts., 5/15/28	2,523,000	2,751,949
Fiserv, Inc., 3.50% Sr. Unsec. Nts., 7/1/29	3,762,000	3,868,111
VeriSign, Inc.:
4.75% Sr. Unsec. Nts., 7/15/27	2,683,000	2,803,735
5.25% Sr. Unsec. Nts., 4/1/25	1,611,000	1,725,784

		15,324,038

Semiconductors & Semiconductor Equipment—1.1%
Broadcom, Inc.:
3.125% Sr. Unsec. Nts., 4/15/21[1]	5,037,000	5,071,290
4.25% Sr. Unsec. Nts., 4/15/26[1]	4,056,000	4,112,472
Microchip Technology, Inc., 3.922% Sr. Sec. Nts., 6/1/21	5,261,000	5,356,444
NXP BV/NXP Funding LLC, 4.125% Sr. Unsec. Nts., 6/1/21[1]	4,874,000	4,998,775
NXP BV/NXP Funding LLC/NXP USA, Inc., 3.875% Sr. Unsec. Nts., 6/18/26[1]	3,325,000	3,414,745

		22,953,726

Software—0.3%
Autodesk, Inc., 4.375% Sr. Unsec. Nts., 6/15/25	1,675,000	1,781,483
Open Text Corp., 5.625% Sr. Unsec. Nts., 1/15/23[1]	2,458,000	2,537,885
VMware, Inc., 3.90% Sr. Unsec. Nts., 8/21/27	2,677,000	2,713,614

		7,032,982

Technology Hardware, Storage & Peripherals—0.4%
Apple, Inc., 4.375% Sr. Unsec. Nts., 5/13/45	2,911,000	3,318,800
Dell International LLC/EMC Corp., 5.30% Sr. Sec. Nts., 10/1/29[1]	4,963,000	5,227,575

		8,546,375

Materials—2.2%
Chemicals—0.8%
Dow Chemical Co. (The), 3.625% Sr. Unsec. Nts., 5/15/26[1]	3,390,000	3,517,556
DowDuPont, Inc., 5.419% Sr. Unsec. Nts., 11/15/48	2,045,000	2,489,537
Eastman Chemical Co., 3.50% Sr. Unsec. Nts., 12/1/21	2,135,000	2,184,150
Nutrien Ltd.:
4.875% Sr. Unsec. Nts., 3/30/20	780,000	793,472
5.00% Sr. Unsec. Nts., 4/1/49	1,352,000	1,533,999

31      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Chemicals (Continued)
RPM International, Inc., 3.45% Sr. Unsec. Nts., 11/15/22	$3,318,000	$3,379,507
Yara International ASA, 4.75% Sr. Unsec. Nts., 6/1/28[1]	2,688,000	2,898,853

		16,797,074

Construction Materials—0.3%
James Hardie International Finance DAC, 4.75% Sr. Unsec. Nts., 1/15/25[1]	3,024,000	3,099,600
Martin Marietta Materials, Inc., 3.50% Sr. Unsec. Nts., 12/15/27	2,593,000	2,589,781

		5,689,381

Containers & Packaging—0.5%
Packaging Corp. of America, 3.65% Sr. Unsec. Nts., 9/15/24	4,346,000	4,504,417
Silgan Holdings, Inc., 4.75% Sr. Unsec. Nts., 3/15/25	3,315,000	3,356,437
WRKCo, Inc., 3.90% Sr. Unsec. Nts., 6/1/28	3,112,000	3,194,736

		11,055,590

Metals & Mining—0.5%
Anglo American Capital plc, 3.625% Sr. Unsec. Nts., 9/11/24[1]	1,368,000	1,397,649
ArcelorMittal, 6.125% Sr. Unsec. Nts., 6/1/25	4,430,000	5,037,128
Steel Dynamics, Inc., 4.125% Sr. Unsec. Nts., 9/15/25	5,066,000	5,066,000

		11,500,777

Paper & Forest Products—0.1%
Louisiana-Pacific Corp., 4.875% Sr. Unsec. Nts., 9/15/24	2,196,000	2,237,175

Telecommunication Services—1.9%
Diversified Telecommunication Services—1.6%
AT&T, Inc.:
4.30% Sr. Unsec. Nts., 2/15/30	3,909,000	4,177,915
4.35% Sr. Unsec. Nts., 6/15/45	1,635,000	1,630,214
4.50% Sr. Unsec. Nts., 3/9/48	2,268,000	2,327,327
British Telecommunications plc:
4.50% Sr. Unsec. Nts., 12/4/23	3,235,000	3,463,380
9.625% Sr. Unsec. Nts., 12/15/30	4,310,000	6,496,560
Deutsche Telekom International Finance BV, 4.375% Sr. Unsec. Nts., 6/21/28[1]	2,309,000	2,516,963
Telefonica Emisiones SA:
4.103% Sr. Unsec. Nts., 3/8/27	1,341,000	1,425,231
5.213% Sr. Unsec. Nts., 3/8/47	2,144,000	2,364,742
T-Mobile USA, Inc., 6.50% Sr. Unsec. Nts., 1/15/26	4,494,000	4,869,519
Verizon Communications, Inc.:
4.125% Sr. Unsec. Nts., 8/15/46	2,250,000	2,349,680
4.522% Sr. Unsec. Nts., 9/15/48	2,733,000	3,057,110

		34,678,641

Wireless Telecommunication Services—0.3%
Vodafone Group plc, 3.75% Sr. Unsec. Nts., 1/16/24	5,215,000	5,463,030

32      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
Utilities—2.2%
Electric Utilities—1.7%
AEP Texas, Inc., 3.95% Sr. Unsec. Nts., 6/1/28[1]	$2,694,000	$2,880,510
Duke Energy Corp., 3.75% Sr. Unsec. Nts., 9/1/46	1,111,000	1,088,118
Edison International, 2.125% Sr. Unsec. Nts., 4/15/20	968,000	963,839
EDP Finance BV, 3.625% Sr. Unsec. Nts., 7/15/24[1]	3,689,000	3,803,091
Emera US Finance LP, 2.70% Sr. Unsec. Nts., 6/15/21	2,866,000	2,875,978
Enel Finance International NV, 2.875% Sr. Unsec. Nts., 5/25/22[1]	5,048,000	5,088,232
Exelon Corp.:
2.45% Sr. Unsec. Nts., 4/15/21	2,432,000	2,431,525
4.45% Sr. Unsec. Nts., 4/15/46	1,380,000	1,469,127
FirstEnergy Corp., 3.90% Sr. Unsec. Nts., 7/15/27	2,896,000	3,040,195
Mid-Atlantic Interstate Transmission LLC, 4.10% Sr. Unsec. Nts., 5/15/28[1]	2,698,000	2,873,574
NextEra Energy Operating Partners LP, 4.25% Sr. Unsec. Nts., 9/15/24[1]	5,031,000	5,076,530
PPL WEM Ltd./Western Power Distribution Ltd., 5.375% Sr. Unsec. Nts., 5/1/21[1]	4,885,000	5,056,133

		36,646,852

Independent Power and Renewable Electricity Producers—0.2%
NRG Energy, Inc., 4.45% Sr. Sec. Nts., 6/15/29[1]	2,584,000	2,691,285
PSEG Power LLC, 3.00% Sr. Unsec. Nts., 6/15/21	1,440,000	1,455,285

		4,146,570

Multi-Utilities—0.3%
CenterPoint Energy, Inc., 4.25% Sr. Unsec. Nts., 11/1/28	2,296,000	2,482,239
Dominion Energy, Inc., 2.715% Jr. Sub. Nts., 8/15/21[9]	3,330,000	3,335,255

		5,817,494

Total Corporate Bonds and Notes (Cost $914,846,618)		954,813,668

Short-Term Notes—8.0%
Albemarle Corp., 2.586%, 7/8/19[1,12,13]	9,330,000	9,322,749
Ameren Corp., 2.627%, 7/8/19[1,12,13]	9,440,000	9,433,423
Avery Dennison, 2.564%, 7/10/19[12,13]	9,400,000	9,392,276
Bell Canada, Inc., 2.535%, 7/17/19[12,13]	9,440,000	9,426,942
CenterPoint Energy, Inc., 2.552%, 7/1/19[1,12,13]	2,000,000	1,999,584
Church & Dwight Co, Inc., 2.626%, 7/8/19[1,12,13]	9,330,000	9,323,500
Clorox Co. (The), 2.606%, 7/2/19[1,12,13]	9,340,000	9,337,529
Duke Energy Corp., 2.544%, 7/2/19[1,12,13]	4,100,000	4,098,861
ERAC USA Finance Co., 2.606%, 7/18/19[1,12,13]	9,400,000	9,386,830
General Mills, Inc., 2.514%, 7/8/19[12,13]	4,150,000	4,147,109
Harley-Davidson Financial Services, Inc., 2.566%, 7/9/19[12,13]	6,220,000	6,215,230
International Paper Co., 2.604%, 7/1/19[1,12,13]	5,290,000	5,288,899
Interpublic Group of Cos., Inc. (The), 2.605%, 7/2/19[1,12,13]	4,100,000	4,098,861
Marriott International, Inc., 2.586%, 7/23/19[1,12,13]	6,200,000	6,189,115
McCormick & Co, Inc., 2.502%, 7/1/19[1,12,13]	4,100,000	4,099,106
Mohawk Industries, Inc., 2.686%, 7/1/19[1,12,13]	9,240,000	9,238,076
Mondelez International, Inc., 2.566%, 7/16/19[12,13]	3,100,000	3,096,095

33      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Short-Term Notes (Continued)
NetApp, Inc., 2.576%, 7/2/19[1,12,13]	$8,200,000	$8,197,722
NextEra Energy Capital Holdings, Inc., 2.586%, 7/11/19[1,12,13]	9,440,000	9,431,437
Nutrien Ltd., 2.564%, 7/10/19[1,13]	3,100,000	3,097,353
Puget Sound Energy, Inc., 2.615%, 7/11/19[13]	9,430,000	9,421,446
Telus Corp., 2.532%, 7/2/19[1,13]	9,400,000	9,397,389
TransCanada PipeLines Ltd, 2.607%, 7/24/19[1,12,13]	7,300,000	7,286,661
UnitedHealth Group, Inc., 2.536%, 7/15/19[1,12,13]	9,430,000	9,418,939

Total Short-Term Notes (Cost $170,379,443)		170,345,132

	Shares	Value
Investment Company—19.5%
Invesco Oppenheimer Institutional Government Money Market Fund, Cl. IN, 2.37%[14] (Cost $414,769,964)	414,769,964	414,769,964
Total Investments, at Value (Cost $2,763,351,340)	132.2%	2,810,534,680
Net Other Assets (Liabilities)	(32.2)	(684,877,408)
Net Assets	100.0%	$2,125,657,272

Footnotes to Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $613,211,282 or 28.85% of the Fund’s net assets at period end.

2. Restricted security. The aggregate value of restricted securities at period end was $2,498,604, which represents 0.12% of the Fund’s net assets. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
GLS Auto Receivables Trust, Series 2018-1A, Cl. A, 2.82%, 7/15/22	1/30/18	$2,494,720	$2,498,604	$3,884

3. Represents the current interest rate for a variable or increasing rate security, which may be fixed for a predetermined period. The interest rate is, or will be as of an established date, determined as [Referenced Rate + Basis-point spread].

4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

These securities amount to $35,054,278 or 1.65% of the Fund’s net assets at period end.

5. Interest rate is less than 0.0005%.

6. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows.

These securities amount to $61,912 or less than 0.005% of the Fund’s net assets at period end.

7. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 1J of the accompanying Notes.

8. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying

Notes.

34      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

Footnotes to Statement of Investments (Continued)

9. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

10. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

11. Represents securities sold under Regulation S, which are exempt from registration under the Securities Act of 1933, as amended. These securities may not be offered or sold in the United States without and exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. These securities amount to $5,988,639 or 0.28% of the Fund’s net assets at period end.

12. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $148,428,944 or 6.98% of the Fund’s net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

13. Current yield as of period end.

14. The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the

7-day SEC standardized yield as of June 30, 2019.

Futures Contracts as of June 30, 2019
		Expiration	Number	Notional Amount		Unrealized Appreciation/
Description	Buy/Sell	Date	of Contracts	(000’s)	Value	(Depreciation)
United States
Treasury Long
Bonds	Buy	9/19/19	607	USD 92,542	$ 94,445,406	$1,903,797
United States
Treasury Nts., 10 yr.	Buy	9/19/19	315	USD 40,099	40,310,156	210,813
United States
Treasury Nts., 2 yr.	Buy	9/30/19	207	USD 44,484	44,542,195	58,295
United States
Treasury Nts., 5 yr.	Sell	9/30/19	552	USD 64,419	65,222,250	(803,386)
United States Ultra
Bonds	Buy	9/19/19	977	USD 167,094	173,478,563	6,384,296

						$7,753,815

Over-the-Counter Total Return Swaps at June 30, 2019
	Pay/Receive				Notional		Unrealized
Reference Asset	Counter- party	Total Return*	Floating Rate	Maturity Date	Amount (000’s)	Value	Appreciation/ (Depreciation)
iBoxx USD Liquid
IG Series 1
Version 1	GSCO-OT	Pay	USD BBA LIBOR	9/26/19	USD 83,679	$(6,437,288)	$(6,437,288)

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

Glossary:

Counterparty Abbreviations

GSCO-OT	Goldman Sachs Bank USA

35      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Counterparty Abbreviations (Continued)

Definitions
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
H15T1Y	US Treasury Yield Curve Rate T Note Constant Maturity 1 Year
H15T5Y	US Treasury Yield Curve Rate T Note Constant Maturity 5 Year
ICE LIBOR	Intercontinental Exchange London Interbank Offered Rate
LIBOR01M	ICE LIBOR USD 1 Month
US0001M	ICE LIBOR USD 1 Month
US0003M	ICE LIBOR USD 3 Month
USISDA05	USD ICE Swap Rate 11:00am NY 5 Year
USSW5	USD Swap Semi 30/360 5 Year

See accompanying Notes to Financial Statements.

36      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF ASSETS AND LIABILITIES June 30, 2019 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $2,348,581,376)	$2,395,764,716
Affiliated companies (cost $414,769,964)	414,769,964

2,810,534,680
Cash	1,989,683
Cash used for collateral on futures	5,831,000
Cash used for collateral on OTC derivatives	3,701,000
Cash used for collateral on forward roll transactions	277,000
Receivables and other assets:
Investments sold (including $208,753,250 sold on a when-issued or delayed delivery basis)	212,648,790
Interest, dividends and principal paydowns	10,908,955
Shares of beneficial interest sold	4,029,683
Variation margin receivable — futures contracts	9,844
Other	1,121,418

Total assets	3,051,052,053
Liabilities
Swaps, at value	6,437,288
Payables and other liabilities:
Investments purchased (including $911,646,632 purchased on a when-issued or delayed delivery basis)	912,992,816
Shares of beneficial interest redeemed	3,302,350
Dividends	734,795
Variation margin payable — futures contracts	267,197
Transfer and shareholder servicing agent fees	236,238
Distribution and service plan fees	208,554
Trustees’ compensation	165,098
Management fees	60,706
Shareholder communications	16,825
Administration fees	427
Other	972,487

Total liabilities	925,394,781

Net Assets	$2,125,657,272

Composition of Net Assets
Shares of beneficial interest	$2,101,207,870
Total distributable earnings	24,449,402

Net Assets	$2,125,657,272

37      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $552,096,601 and 79,827,466 shares of beneficial interest outstanding)	$6.92

Maximum offering price per share (net asset value plus sales charge of 4.25% of offering price)	$7.23

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $72,249,628 and 10,438,019 shares of beneficial interest outstanding)	$6.92

Class R Shares:

Net asset value, redemption price and offering price per share (based on net assets of $55,737,345 and 8,062,316 shares of beneficial interest outstanding)	$6.91

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $464,499,357 and 67,569,202 shares of beneficial interest outstanding)	$6.87

Class R5 Shares:

Net asset value, redemption price and offering price per share (based on net assets of $10,157 and 1,468 shares of beneficial interest outstanding)	$6.92

Class R6 Shares:

Net asset value, redemption price and offering price per share (based on net assets of $981,064,184 and 141,977,783 shares of beneficial interest outstanding)	$6.91

See accompanying Notes to Financial Statements.

38      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT

OF OPERATIONS For the Six Months Ended June 30, 2019 Unaudited

Investment Income
Interest	$35,907,547
Fee income on when-issued securities	2,230,726
Dividends — affiliated companies	934,359
Total investment income	39,072,632
Expenses

Management fees	3,481,783

Administration fees	24,499
Distribution and service plan fees:
Class A	602,090
Class C	465,626
Class R	132,224
Transfer and shareholder servicing agent fees:
Class A	436,488
Class C	82,676
Class R	47,194
Class Y	374,018
Class R6	114,774
Shareholder communications:
Class A	10,637
Class C	2,348
Class R	791
Class Y	4,433
Class R6	5,463
Trustees’ compensation	40,746
Custodian fees and expenses	37,289
Borrowing fees	24,795
Other	102,743
Total expenses	5,990,617
Less reduction to custodian expenses	(12,147)
Less waivers and reimbursements of expenses	(383,980)
Net expenses	5,594,490
Net Investment Income	33,478,142

39      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT

OF OPERATIONS Unaudited / Continued

Realized and Unrealized Gain (Loss)
Net realized gain on:
Investment transactions	$19,381,365
Futures contracts	17,644,649
Swap contracts	588,935
Net realized gain	37,614,949

Net change in unrealized appreciation/(depreciation) on:
Investment transactions	71,902,176
Futures contracts	750,007
Swap contracts	(6,437,288)
Net change in unrealized appreciation/(depreciation)	66,214,895

Net Increase in Net Assets Resulting from Operations	$137,307,986

See accompanying Notes to Financial Statements.

40      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018

Operations
Net investment income	$33,478,142	$69,352,279
Net realized gain (loss)	37,614,949	(46,986,194)
Net change in unrealized appreciation/(depreciation)	66,214,895	(43,489,907)
Net increase (decrease) in net assets resulting from operations	137,307,986	(21,123,822)

Dividends and/or Distributions to Shareholders
Distributions to shareholders from distributable earnings:
Class A	(8,006,210)	(16,250,373)
Class B	—	(6,305)
Class C	(1,142,768)	(2,376,012)
Class R	(787,613)	(1,646,902)
Class Y	(7,475,666)	(14,119,764)
Class R5	(31)	—
Class R6	(16,700,518)	(35,356,121)
Total distributions from distributable earnings	(34,112,806)	(69,755,477)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	47,785,942	(59,671,180)
Class B	—	(1,502,034)
Class C	(24,153,070)	(13,721,545)
Class R	431,548	(6,601,576)
Class Y	29,152,281	86,216,398
Class R5	10,000	—
Class R6	30,546,945	(47,424,178)
Total beneficial interest transactions	83,773,646	(42,704,115)
Net Assets
Total increase (decrease)	186,968,826	(133,583,414)
Beginning of period	1,938,688,446	2,072,271,860
End of period	$2,125,657,272	$1,938,688,446

See accompanying Notes to Financial Statements.

41      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

FINANCIAL HIGHLIGHTS

	Six Months Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class A	June 30, 2019 (Unaudited)	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014

Per Share Operating Data
Net asset value, beginning of period	$6.57	$6.86	$6.76	$6.74	$6.92	$6.70
Income (loss) from investment operations:
Net investment income[1]	0.11	0.21	0.18	0.17	0.21	0.22
Net realized and unrealized gain (loss)	0.35	(0.29)	0.11	0.02	(0.17)	0.23
Total from investment operations	0.46	(0.08)	0.29	0.19	0.04	0.45
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.11)	(0.21)	(0.19)	(0.17)	(0.22)	(0.23)
Net asset value, end of period	$6.92	$6.57	$6.86	$6.76	$6.74	$6.92

Total Return, at Net Asset Value[2]	7.02%	(1.12)%	4.29%	2.75%	0.51%	6.76%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$552,097	$478,723	$561,713	$610,368	$508,179	$480,765
Average net assets (in thousands)	$497,729	$508,876	$612,318	$596,259	$493,868	$412,758
Ratios to average net assets:[3]
Net investment income	3.18%	3.18%	2.62%	2.41%	3.02%	3.23%
Expenses excluding specific expenses listed below	0.80%	0.80%	0.87%	0.94%	0.95%	0.97%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%

Total expenses[5]	0.80%	0.80%	0.87%	0.94%	0.95%	0.97%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.75%	0.75%	0.77%	0.85%	0.85%	0.88%
Portfolio turnover rate[6]	38%	64%	86%	80%	85%	137%

42      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2019	0.80%
Year Ended December 31, 2018	0.80%
Year Ended December 31, 2017	0.87%
Year Ended December 31, 2016	0.95%
Year Ended December 31, 2015	0.96%
Year Ended December 31, 2014	0.98%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended June 30, 2019	$4,982,431,635	$4,903,111,908
Year Ended December 31, 2018	$10,593,719,030	$10,775,658,902
Year Ended December 31, 2017	$9,083,844,819	$8,679,566,809
Year Ended December 31, 2016	$7,572,160,629	$7,520,146,688
Year Ended December 31, 2015	$6,548,843,476	$6,610,174,477
Year Ended December 31, 2014	$4,283,386,232	$4,071,806,805

See accompanying Notes to Financial Statements.

43      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$6.58	$6.87	$6.77	$6.75	$6.93	$6.71
Income (loss) from investment operations:
Net investment income[1]	0.08	0.16	0.12	0.11	0.15	0.17
Net realized and unrealized gain (loss)	0.34	(0.29)	0.11	0.02	(0.17)	0.23
Total from investment operations	0.42	(0.13)	0.23	0.13	(0.02)	0.40
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.08)	(0.16)	(0.13)	(0.11)	(0.16)	(0.18)
Net asset value, end of period	$6.92	$6.58	$6.87	$6.77	$6.75	$6.93

Total Return, at Net Asset Value[2]	6.44%	(1.90)%	3.43%	1.92%	(0.30)%	5.95%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$72,250	$91,596	$109,888	$127,465	$123,612	$111,342
Average net assets (in thousands)	$94,118	$99,301	$116,477	$136,900	$117,611	$99,536
Ratios to average net assets:[3]
Net investment income	2.38%	2.38%	1.79%	1.60%	2.20%	2.47%
Expenses excluding specific expenses listed below	1.55%	1.55%	1.63%	1.69%	1.71%	1.72%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%
Total expenses[5]	1.55%	1.55%	1.63%	1.69%	1.71%	1.72%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.55%[6]	1.55%[6]	1.60%	1.65%	1.65%	1.65%
Portfolio turnover rate[7]	38%	64%	86%	80%	85%	137%

44      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2019	1.55%
Year Ended December 31, 2018	1.55%
Year Ended December 31, 2017	1.63%
Year Ended December 31, 2016	1.70%
Year Ended December 31, 2015	1.72%
Year Ended December 31, 2014	1.73%

6. Waiver was less than 0.005%.

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended June 30, 2019	$4,982,431,635	$4,903,111,908
Year Ended December 31, 2018	$10,593,719,030	$10,775,658,902
Year Ended December 31, 2017	$9,083,844,819	$8,679,566,809
Year Ended December 31, 2016	$7,572,160,629	$7,520,146,688
Year Ended December 31, 2015	$6,548,843,476	$6,610,174,477
Year Ended December 31, 2014	$4,283,386,232	$4,071,806,805

See accompanying Notes to Financial Statements.

45      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014

Per Share Operating Data
Net asset value, beginning of period	$6.57	$6.86	$6.76	$6.74	$6.92	$6.70
Income (loss) from investment operations:
Net investment income[1]	0.10	0.19	0.16	0.14	0.19	0.20
Net realized and unrealized gain (loss)	0.34	(0.29)	0.10	0.02	(0.17)	0.23
Total from investment operations	0.44	(0.10)	0.26	0.16	0.02	0.43
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.10)	(0.19)	(0.16)	(0.14)	(0.20)	(0.21)
Net asset value, end of period	$6.91	$6.57	$6.86	$6.76	$6.74	$6.92

Total Return, at Net Asset Value[2]	6.72%	(1.41)%	3.95%	2.43%	0.20%	6.49%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$55,737	$52,539	$61,691	$63,752	$46,588	$36,272
Average net assets (in thousands)	$53,795	$56,850	$64,342	$59,580	$42,837	$32,383
Ratios to average net assets:[3]
Net investment income	2.89%	2.88%	2.29%	2.09%	2.70%	2.97%
Expenses excluding specific expenses listed below	1.05%	1.05%	1.12%	1.19%	1.20%	1.22%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%
Total expenses[5]	1.05%	1.05%	1.12%	1.19%	1.20%	1.22%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%[6]	1.05%[6]	1.10%	1.15%	1.15%	1.15%
Portfolio turnover rate[7]	38%	64%	86%	80%	85%	137%

46      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2019	1.05%
Year Ended December 31, 2018	1.05%
Year Ended December 31, 2017	1.12%
Year Ended December 31, 2016	1.20%
Year Ended December 31, 2015	1.21%
Year Ended December 31, 2014	1.23%

6. Waiver was less than 0.005%.

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended June 30, 2019	$4,982,431,635	$4,903,111,908
Year Ended December 31, 2018	$10,593,719,030	$10,775,658,902
Year Ended December 31, 2017	$9,083,844,819	$8,679,566,809
Year Ended December 31, 2016	$7,572,160,629	$7,520,146,688
Year Ended December 31, 2015	$6,548,843,476	$6,610,174,477
Year Ended December 31, 2014	$4,283,386,232	$4,071,806,805

See accompanying Notes to Financial Statements.

47      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$6.53	$6.82	$6.72	$6.70	$6.88	$6.66

Income (loss) from investment operations:
Net investment income[1]	0.12	0.23	0.20	0.18	0.22	0.24
Net realized and unrealized gain (loss)	0.34	(0.29)	0.11	0.02	(0.17)	0.22

Total from investment operations	0.46	(0.06)	0.31	0.20	0.05	0.46

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.12)	(0.23)	(0.21)	(0.18)	(0.23)	(0.24)

Net asset value, end of period	$6.87	$6.53	$6.82	$6.72	$6.70	$6.88

Total Return, at Net Asset Value[2]	7.06%	(0.84)%	4.60%	3.01%	0.75%	7.06%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$464,499	$413,373	$343,689	$177,047	$86,801	$54,531

Average net assets (in thousands)	$425,949	$402,498	$218,842	$158,960	$73,372	$16,845

Ratios to average net assets:[3]
Net investment income	3.48%	3.48%	2.93%	2.64%	3.25%	3.48%
Expenses excluding specific expenses listed below	0.55%	0.55%	0.62%	0.69%	0.70%	0.71%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%

Total expenses[5]	0.55%	0.55%	0.62%	0.69%	0.70%	0.71%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.45%	0.45%	0.48%	0.60%	0.60%	0.62%

Portfolio turnover rate[6]	38%	64%	86%	80%	85%	137%

48      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2019	0.55%
Year Ended December 31, 2018	0.55%
Year Ended December 31, 2017	0.62%
Year Ended December 31, 2016	0.70%
Year Ended December 31, 2015	0.71%
Year Ended December 31, 2014	0.72%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended June 30, 2019	$4,982,431,635	$4,903,111,908
Year Ended December 31, 2018	$10,593,719,030	$10,775,658,902
Year Ended December 31, 2017	$9,083,844,819	$8,679,566,809
Year Ended December 31, 2016	$7,572,160,629	$7,520,146,688
Year Ended December 31, 2015	$6,548,843,476	$6,610,174,477
Year Ended December 31, 2014	$4,283,386,232	$4,071,806,805

See accompanying Notes to Financial Statements.

49      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

FINANCIAL HIGHLIGHTS Continued

Class R5	Period Ended June 30, 2019 (Unaudited)[1]
Per Share Operating Data
Net asset value, beginning of period	$6.81
Income (loss) from investment operations:
Net investment income[2]	0.02
Net realized and unrealized gain	0.11

Total from investment operations	0.13
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.02)
Net asset value, end of period	$6.92

Total Return, at Net Asset Value[3]	1.93%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10
Average net assets (in thousands)	$10
Ratios to average net assets:[4]
Net investment income	3.52%
Expenses excluding specific expenses listed below	0.41%
Interest and fees from borrowings	0.00%

Total expenses[5]	0.41%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.41%[6]
Portfolio turnover rate[7]	38%

1. For the period from after the close of business on May 24, 2019 (inception of offering) to June 30, 2019

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Period Ended June 30, 2019	0.41%

6. Waiver was less than 0.005%.

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Period Ended June 30, 2019	$4,982,431,635	$4,903,111,908

See accompanying Notes to Financial Statements.

50      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

Class R6	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014

Per Share Operating Data

Net asset value, beginning of period	$6.57	$6.86	$6.75	$6.74	$6.92	$6.70

Income (loss) from investment operations:

Net investment income[1]	0.12	0.23	0.20	0.19	0.23	0.25

Net realized and unrealized gain (loss)	0.34	(0.28)	0.12	0.01	(0.17)	0.22

Total from investment operations	0.46	(0.05)	0.32	0.20	0.06	0.47

Dividends and/or distributions to shareholders:

Dividends from net investment income	(0.12)	(0.24)	(0.21)	(0.19)	(0.24)	(0.25)

Net asset value, end of period	$6.91	$6.57	$6.86	$6.75	$6.74	$6.92

Total Return, at Net Asset Value[2]	7.06%	(0.77)%	4.81%	2.96%	0.85%	7.16%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$981,064	$902,457	$993,755	$614,674	$598,204	$581,836

Average net assets (in thousands)	$936,072	$996,440	$757,851	$621,576	$592,163	$559,118

Ratios to average net assets:[3]

Net investment income	3.53%	3.53%	2.98%	2.77%	3.35%	3.60%

Expenses excluding specific expenses listed below	0.40%	0.41%	0.43%	0.50%	0.51%	0.53%

Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%

Total expenses[5]	0.40%	0.41%	0.43%	0.50%	0.51%	0.53%

Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.40%[6]	0.40%	0.42%	0.49%	0.50%	0.52%

Portfolio turnover rate[7]	38%	64%	86%	80%	85%	137%

51      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2019	0.40%
Year Ended December 31, 2018	0.41%
Year Ended December 31, 2017	0.43%
Year Ended December 31, 2016	0.51%
Year Ended December 31, 2015	0.52%
Year Ended December 31, 2014	0.54%

6. Waiver was less than 0.005%.

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended June 30, 2019	$4,982,431,635	$4,903,111,908
Year Ended December 31, 2018	$10,593,719,030	$10,775,658,902
Year Ended December 31, 2017	$9,083,844,819	$8,679,566,809
Year Ended December 31, 2016	$7,572,160,629	$7,520,146,688
Year Ended December 31, 2015	$6,548,843,476	$6,610,174,477
Year Ended December 31, 2014	$4,283,386,232	$4,071,806,805

See accompanying Notes to Financial Statements.

52      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS June 30, 2019 Unaudited

Note 1 - Significant Accounting Policies

Invesco Oppenheimer Total Return Bond Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

Prior to the close of business on May 24, 2019, the Fund operated as Oppenheimer Total Return Bond Fund (the “Acquired Fund” or “Predecessor Fund”). The Acquired Fund was reorganized after the close of business on May 24, 2019 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).

Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class C, Class R, and Class Y shares received the corresponding class of shares of the Fund and holders of the Acquired Fund’s Class I shares received Class R6 shares of the Fund. Information for the Acquired Fund’s Class I shares prior to the Reorganization is included with Class R6 shares throughout this report. Class R5 shares commenced operations on the Reorganization Date.

Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class C, and Class Y shares received the corresponding class of shares of the Fund. Class R6 shares commenced operations on the Reorganization Date.

The Fund’s investment objective is to seek total return.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional

53      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices

54      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

55      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment transactions reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Adviser.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

E.

Federal Income Taxes - The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2018, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

56      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

During the fiscal year ended December 31, 2018, the Fund did not utilize any capital loss carryforwards to offset capital gains realized in that fiscal year. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

At period end, it is estimated that the capital loss carryforwards would be $16,516,619, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will utilize $37,614,955 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$2,763,667,479

Federal tax cost of other investments	279,800,255

Total federal tax cost of securities	$3,043,467,734

Gross unrealized appreciation	$62,953,256

Gross unrealized depreciation	(14,769,528)

Net unrealized appreciation	$48,183,728

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The financial statements are prepared on a basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported

57      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Futures - The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

J.

Swap Agreements - The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some

58      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a

59      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate;

60      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

K.

Securities on a When-Issued or Delayed Delivery Basis - The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on the securities in connection with such transactions prior to the date the Fund actually takes delivery of the securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention on acquiring such securities, they may sell such securities prior to the settlement date.

L.

Dollar Rolls and Forward Commitment Transactions - The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. The Fund will segregate liquid assets in an amount equal to its dollar roll commitments. Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. Dollar roll transactions covered in this manner are not treated as senior securities for purposes of a Fund’s fundamental investment limitation on senior securities and borrowings.

M.

Leverage Risk - Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

N.

Collateral - To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

Note 2 - Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate

61      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

of the Fund’s average daily net assets as follows:

Fee Schedule*
Up to $500 million	0.40%
Next $500 million	0.35
Next $4 billion	0.33
Over $5 billion	0.31

* The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the six months ended June 30, 2019, the effective advisory incurred by the Fund was 0.35%.

From the beginning of the fiscal period until the date of the Reorganization, the Acquired Fund paid $2,760,949 in advisory fees to OFI Global Asset Management, Inc. based on the annual rates above of the Acquired Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

Effective on the Reorganization Date, the Adviser has contractually agreed, through at least May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.75%, 1.56%, 1.05%, 0.45%, 0.45% and 0.40%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended June 30, 2019, the Adviser waived advisory fees of $39,000 and

62      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

reimbursed fund expenses of $117,250, $1,187, $1,439, $213,463 and $11,641 for Class A, Class C, Class R, Class Y and Class R6 shares, respectively.

Prior to the Reorganization, the OFI Global Asset Management, Inc. had contractually agreed to waive fees and/or reimburse expenses of Class A, Class Y, and Class R6 shares to 0.75%, 0.45%, and 0.40%, respectively, of the Acquired Fund’s average daily net assets.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended June 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administration fees. Additionally, Invesco has entered into service agreements whereby JPMorgan Chase Bank, serves as custodian to the Fund. Prior to the Reorganization, the Acquired Fund paid administrative fees to OFI Global Asset Management, Inc.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Prior to the Reorganization, the Acquired Fund paid transfer agent fees to OFI Global Asset Management, Inc. and Shareholder Services, Inc. For the six months ended June 30, 2019, expenses incurred under these agreements are shown in the Statement of Operations as Transfer and shareholder servicing agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plan”). The Fund, pursuant to the Class A Plan, reimbursed IDI in an amount up to an annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C and Class R Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund plans. Prior to the Reorganization, the Acquired Fund paid distribution fees to OppenheimerFunds Distributor, Inc. For the six months ended June 30, 2019, expenses incurred under the plans are shown in the Statement of Operations as Distribution and service plan fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted

63      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

from redemption proceeds prior to remittance to the shareholder. During the six months ended June 30, 2019, IDI advised the Fund that IDI retained $5,043 in front-end sales commissions from the sale of Class A shares and $103 and $425 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. From the beginning of the fiscal year to the date of the Reorganization, OppenheimerFunds Distributor, Inc. retained $54,803 in front–end sales commissions from the sale of Class A shares and $6,944 and $2,912 from Class A and Class C shares, respectively, for CDSC imposed on redemption by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Note 3 - Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 — Prices are determined using quoted prices in an active market for identical assets.

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of June 30, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

64      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$283,001,276	$—	$283,001,276
Mortgage-Backed Obligations	—	987,592,682	11,958	987,604,640
Corporate Bonds and Notes	—	954,813,668	—	954,813,668
Short-Term Notes	—	170,345,132	—	170,345,132
Investment Company	414,769,964	—	—	414,769,964

Total Investments, at Value	414,769,964	2,395,752,758	11,958	2,810,534,680
Other Financial Instruments:
Futures contracts	8,557,201	—	—	8,557,201

Total Assets	$423,327,165	$2,395,752,758	$11,958	$2,819,091,881

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(6,437,288)	$—	$(6,437,288)
Futures contracts	(803,386)	—	—	(803,386)

Total Liabilities	$(803,386)	$(6,437,288)	$—	$(7,240,674)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Note 4 - Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures for the period January 1, 2019 to May 24, 2019, the Predecessor Fund engaged in transactions with affiliates as listed: Securities purchases of $2,663,485. For the period May 25, 2019 to June 30, 2019, the Fund did not engage in transactions with affiliates.

Note 5 - Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the

65      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

governing law of the ISDA Master Agreement, among other factors. For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative liability transactions as of June 30, 2019:

		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount
Goldman Sachs Bank
USA	$(6,437,288)	$–	$–	$3,701,000	$(2,736,288)

*OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Statement of Investments may exceed these amounts.

Value of Derivative Instruments at Period-End

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative liability transactions as of June 30, 2019:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Credit contracts			Swaps, at value	$ 6,437,288
Interest Rate contracts	Variation margin receivable - futures contracts	$ 9,844*	Variation margin payable – futures contracts	267,197*

Total		$ 9,844		$ 6,704,485

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

Effect of Derivative Investments for the Six Months Ended June 30, 2019

The tables below summarize the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

66      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Futures contracts	Swap contracts	Total
Credit contracts	$—	$588,935	$588,935
Interest rate contracts	17,644,649	—	17,644,649
Total	$17,644,649	$588,935	$18,233,584

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Futures contracts	Swap contracts	Total
Credit contracts	$—	$(6,437,288)	$(6,437,288)
Interest rate contracts	750,007	—	750,007
Total	$750,007	$(6,437,288)	$(5,687,281)

The table below summarizes the six month average notional value of futures contracts and the four month average notional value of swap contracts outstanding during the period.

	Futures contracts	Swap contracts
Average notional value	$417,406,387	$83,678,705

Note 6 - Expense Offset Arrangement

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the six months ended June 30, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $12,147.

Note 7 - Trustee and Officer Fees and Benefits

Certain Trustees have executed a Deferred Compensation Agreement pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the

67      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Note 8 - Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with JPMorgan Chase Bank, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Note 9 - Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2019 was $616,067,314 and $906,400,395, respectively.

Note 10 - Share Information

Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2019[1]		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Class A
Sold[2]	13,430,123	$91,147,448	13,985,483	$92,855,375
Dividends and/or distributions reinvested	1,049,994	7,101,399	2,130,641	14,107,289
Redeemed	(7,506,780)	(50,462,905)	(25,109,270)	(166,633,844)

Net increase (decrease)	6,973,337	$47,785,942	(8,993,146)	$(59,671,180)

Class B
Sold	—	$—	3,299	$22,040
Dividends and/or distributions reinvested	—	—	937	6,281
Redeemed[2]	—	—	(228,150)	(1,530,355)

Net decrease	—	$—	(223,914)	$(1,502,034)

68      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

	Six Months Ended June 30, 2019[1]		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Class C
Sold	1,977,035	$13,327,598	2,246,907	$14,925,604
Dividends and/or distributions reinvested	155,459	1,051,001	336,217	2,228,738
Redeemed	(5,620,198)	(38,531,669)	(4,653,836)	(30,875,887)

Net decrease	(3,487,704)	$(24,153,070)	(2,070,712)	$(13,721,545)

Class R
Sold	1,008,200	$6,785,927	2,108,649	$13,992,585
Dividends and/or distributions reinvested	109,615	740,556	224,479	1,485,564
Redeemed	(1,054,267)	(7,094,935)	(3,326,918)	(22,079,725)

Net increase (decrease)	63,548	$431,548	(993,790)	$(6,601,576)

Class Y
Sold	17,088,198	$114,477,188	39,387,254	$260,293,307
Dividends and/or distributions reinvested	1,013,763	6,818,033	1,893,915	12,453,580
Redeemed	(13,824,350)	(92,142,940)	(28,372,156)	(186,530,489)

Net increase	4,277,611	$29,152,281	12,909,013	$86,216,398

Class R5[3]
Sold	1,468	$10,000	—	$—
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	—	—	—	—

Net increase	1,468	$10,000	—	$—

Class R6
Sold	11,581,164	$77,583,679	41,773,138	$277,543,409
Dividends and/or distributions reinvested	2,035,443	13,756,582	4,290,938	28,371,858
Redeemed	(9,102,751)	(60,793,316)	(53,535,790)	(353,339,445)

Net increase (decrease)	4,513,856	$30,546,945	(7,471,714)	$(47,424,178)

1. There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 9% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including, but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 24% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

2. All outstanding Class B shares converted to Class A shares on June 1, 2018.

3. Commencement date after the close of business on May 24, 2019.

Note 11 - Borrowings

Joint Credit Facility. A number of mutual funds managed by the Adviser participate in a $1.95 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed

69      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

separately or as other expenses on the Statement of Operations. Fund did not utilize the Facility during the reporting period. The Facility terminated May 24, 2019.

Note 12 - Independent Registered Public Accounting Firm

The Audit Committee of the Board of Trustees appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal periods ending after May 24, 2019. Prior to the close of business on May 24, 2019, the Predecessor Fund was a separate series of an unaffiliated investment company and its financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”).

Effective after the close of business on May 24, 2019, the Prior Auditor resigned as the independent registered public accounting firm of the Fund. The Prior Auditor’s report on the financial statements of the Predecessor Fund for the past two fiscal years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the Predecessor Fund’s two most recent fiscal years and through the close of business on May 24, 2019, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report; or (2) “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

70      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Unaudited

At meetings held on December 14, 2018, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) (the Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved (i) an amendment to the Trust’s Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) to add Invesco Oppenheimer Total Return Bond Fund (the Fund), (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. to add the Fund, (iii) an amendment to the separate sub-advisory contract with Invesco Capital Management LLC to add the Fund, (iv) an amendment to the separate sub-advisory contract with Invesco Asset Management (India) Private Limited to add the Fund, and (v) an initial sub-advisory contract with OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts). Additionally, on March 26, 2019, the Board re-approved an initial sub-advisory contract with OppenheimerFunds, Inc. following its change of control as a result of the acquisition of OppenheimerFunds, Inc. and its subsidiaries, including the Oppenheimer mutual funds (each, an Oppenheimer Fund), by Invesco Ltd. (the OFI Transaction). After evaluating the factors discussed below, among others, the Board approved the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board noted that it had previously approved establishing the Fund at the Board meeting held on October 23, 2018 and that the Fund was formed to acquire the assets and liabilities of an Oppenheimer Fund (the Acquired Fund) with the same investment objective and substantially similar principal investment strategies and risks. At the time of approval, the Fund had no assets and no performance history and the portfolio managers were not employed by Invesco Advisers or any of the Affiliated Sub-Advisers except OppenheimerFunds, Inc., which was not affiliated with Invesco at that time.

In approving the investment advisory agreement and sub-advisory contracts, the Board followed a process similar to the process that it follows in annually reviewing and approving investment advisory agreements and sub-advisory contracts for the series portfolios of funds advised by Invesco Advisers and considered the information provided in the most recent annual review process for those funds as well as the information provided with respect to the Fund. As part of the approval process, the Board reviewed and considered information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board reviewed comparative investment performance and fee data prepared by Invesco Advisers and an independent mutual fund data provider. The Board was assisted in its review by the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees, and by independent legal counsel.

71      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Unaudited / Continued

The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of December 14, 2018 and March 26, 2019 for the sub-advisory contract with OppenheimerFunds, Inc.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A. Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who will provide these services. The Board’s review included consideration of the investment process oversight and structure, credit analysis and investment risk management to be employed in providing advisory services to the Fund. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds and will provide to the Fund, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds, including the Fund, following the OFI Transaction. The Board concluded that the nature, extent and quality of the services to be provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers

72      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B. Fund Investment Performance

The Board noted that the Fund would continue the historical performance information of the Acquired Fund following the consummation of the OFI Transaction. The Board considered the performance of the Acquired Fund and the fact that, at the closing of the OFI Transaction, management anticipates that the Fund will be managed pursuant to substantially similar investment strategies and by substantially the same portfolio management team as managed the Acquired Fund. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2017 to the performance of funds in the Morningstar performance universe and against the Fund’s benchmark index. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C. Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Morningstar expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for at least two years from the closing date of the OFI Transaction in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D. Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund will share directly in economies of scale through lower fees charged by third party service providers based on the

73      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Unaudited / Continued

combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E. Profitability and Financial Resources

The Board reviewed information from the 2018 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers will continue to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Invesco Funds, and the profits estimated to be realized by the Fund, to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F. Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits to be received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees to be received for providing administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other

Invesco Funds and the organizational structure employed to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund will not execute brokerage transaction through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers will receive from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees to be

74      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

75      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENT OF INVESTMENTS Unaudited

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

● Fund reports and prospectuses

● Quarterly statements

● Daily confirmations

● Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

76      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

SHAREHOLDER PROXY Unaudited

A Special Meeting (“Meeting”) of Shareholders of Invesco Oppenheimer Total Return Bond Fund was held on April 12, 2019. The Meeting was held for the following purpose:

(1) Approval of an Agreement and Plan of Reorganization that provides for the reorganization of Oppenheimer Total Return Bond Fund into Invesco Oppenheimer Total Return Bond Fund.

The results of the voting on the above matter was as follows:

Matter	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(1) Approval of an Agreement and Plan of Reorganization	198,158,299	2,184,267	3,989,668	0

77      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

INVESCO’S PRIVACY NOTICE

Invesco recognizes the importance of protecting your personal and financial information when you visit our website located at www.invesco.com (the “Website”). The following information is designed to help you understand the information collection practices at this Website. We will not sell, share or rent your personally identifiable information to others in contravention of this Privacy Policy. When we refer to ourselves as “we” or “Invesco” in this Privacy Policy, we mean our entire company including our affiliates, such as subsidiaries.

By visiting this Website, you are accepting the practices described in this Privacy Policy. If you do not agree to this policy, you may not use this Website. This Privacy Policy is subject to change without notice, from time to time in our sole discretion. You acknowledge that by accessing the Website after we have posted changes to this Privacy Policy, you are agreeing to this Privacy Policy as modified. Please review the Terms of Use1 to learn of other terms and conditions applicable to your use of the Website.

Please note that this Privacy Policy is not an exclusive statement of our privacy principles across all products and services. Other privacy principles or policies may apply depending on the products or services you obtain from Invesco, or the jurisdiction in which you transact with Invesco.

This Privacy Policy was last updated on May 6, 2018.

Information We Collect and Use

We collect personal information you choose to submit to the Website in order to process transactions requested by you and meet our contractual obligations. For example, you can choose to provide your name, contact information, social security number, or tax identification number in connection with accessing your account, or you can choose to provide your personal information when you fill out a secure account question form. Any information collected about you from the Website can, from time to time, be associated with other identifying information we have about you.

In addition, we may gather information about you automatically through your use of the Website, e.g. your IP address, how you navigate the Website, the organization from which you are accessing the Website, and the websites that you access before and after you visit the Website.

When you access the Website, we may also collect information such as unique device identifiers, your screen resolution and other device settings, information about your location, and analytical information about how you use the device from which you are viewing the Website. Where applicable, we may ask your permission before collecting certain information, such as precise geolocation information.

From time to time, we use or augment the personal information we have about you with information obtained from third parties. For example, we use third party information to confirm contact or financial information or to better understand your interests by associating demographic information from third parties with the information you have provided.

How We Use Personal Information

We use your personal information to respond to your inquiries and provide the products and services you request. We also use your information from time to time to deliver the content and services we believe

78      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

you will find the most relevant and to provide customer service and support.

We also use the information you provide to further develop and improve our products and services. We aggregate and/or de-identify data about visitors to the Website for various business purposes including product and service development and improvement activities.

How We Share Personal Information

We collaborate with other companies and individuals to perform services for us and on our behalf and we collaborate with our affiliates, other companies and individuals with respect to particular products or services (“Providers”). Examples of Providers include data analysis firms, customer service and support providers, email and SMS vendors, and web-hosting and development companies. Some Providers collect information for us or on our behalf on our Website. These Providers can be provided with access to personal information needed to perform their functions.

We reserve the right to disclose your personal information as required by law, when we believe disclosure is necessary to comply with a regulatory requirement, judicial proceeding, court order or legal process served on us, to protect the safety, rights or property of our customers, the public or Invesco or to enforce the Terms of Use.

If we sell or transfer a business unit (such as a subsidiary) or an asset (such as a website) to another company, we will share your personal information with such company. You will receive notice of such an event and the new entity will inform you of any changes to the practices in this Privacy Policy. If the new entity wishes to make additional use of your information, you have the right to decline such use at that time.

We occasionally disclose aggregate or de-identified data that is not personally identifiable with third parties.

Cookies and Other Tools

Invesco and its Providers collect information about you by using cookies, tracking pixels and other technologies. We use this information to better understand, customize and improve user experience with our websites, services and offerings as well as to manage our advertising. For example, we use web analytics services that use these technologies to gather information to help us understand how visitors engage with and navigate our Website, e.g., how and when pages in a site are visited and by how many visitors. We are also able to offer our visitors a more customized, relevant experience on our sites using these technologies by delivering content and functionality based on your preferences and interests.

Depending on their purpose, some cookies will only operate for the length of a single browsing session, while others have a longer life span to ensure that they fulfill their longer-term purposes. Your web browser can be set to allow you to control whether you will accept cookies or reject cookies, to notify you each time a cookie is sent to your browser, or to delete cookies that have already been set. If your browser is set to reject cookies, certain aspects of the Website that are cookie-enabled will not recognize you when you return to the website, and some Website functionality may be lost. The “Help” section of your browser may tell you how to prevent your browser from accepting cookies. To find out more about cookies, visit www.aboutcookies.org.

79      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

INVESCO’S PRIVACY NOTICE Continued

Security

No data transmission over the internet can be 100% secure, so Invesco cannot ensure or warrant the security of any information you submit to us on this Website. However, Invesco seeks to protect your personal information from unauthorized access or use when you transact business on our Website using technical, administrative and procedural measures. Invesco makes no representation as to the reasonableness, efficacy, or appropriateness of the measures we use to safeguard such information.

Users are responsible for maintaining the secrecy of their own passwords. If you have reason to believe that your interaction with us is no longer secure (for example, if you feel that the security of any account you might have with us has been compromised), please immediately notify us by contacting us as specified below.

Transfer of Data to Other Countries

Any information you provide to Invesco through use of the Website may be stored and processed, transferred between and accessed from the United States, Canada and other countries which do not guarantee the same level of protection of personal information as the one in which you reside. However, Invesco will handle your personal information in accordance with this Privacy Policy regardless of where your personal information is stored/accessed.

Children’s Privacy

We are committed to protecting the privacy of children. We do not knowingly collect personal information from children under the age of 18. If you are under the age of 18, do not provide us with any personal information.

Contact Us

Please contact us if you have any questions or concerns about your personal information or require assistance in managing your choices.

Invesco Ltd.

1555 Peachtree St. NE

Atlanta, GA 30309

By phone:

(404) 439-3236

By fax:

(404) 962-8288

By email:

Anne.Gerry@invesco.com

Please update your account information by logging in or contact us by email or telephone as specified above to update your account information whenever such information ceases to be complete or accurate.

You may also contact us to:

80      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

● Request that we amend, rectify, delete or update the personal data we hold about you;

● Where possible (e.g. in relation to marketing) amend or update your choices around processing;

● Request a copy of personal data held by us.

Disclaimer

Where the Website contains links to third-party websites/content/services that are not owned or controlled by Invesco, Invesco is not responsible for how these properties operate or treat your personal information so we recommend that you read the privacy policies and terms associated with these third party properties carefully.

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Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

◾	Fund reports and prospectuses
◾	Quarterly statements
◾	Daily confirmations
◾	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

                                                                                                      Invesco Distributors, Inc.                                                                              O-TRB-SAR-1            08272019

Semiannual Report	6/30/2019

Invesco

Oppenheimer

Global

Unconstrained Bond

Fund*

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

*Prior to the close of business on May 24, 2019, the Fund’s name was Oppenheimer Global Unconstrained Bond Fund. See Important Update on the following page for more information.

Important Updates

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together, “OppenheimerFunds”). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit invesco.com for more information or call Invesco’s Client Services team at 800-959-4246.

Class A Shares

CUMULATIVE TOTAL RETURNS AT 6/30/19

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays Global Aggregate Bond Index (Hedged)
6-Month	7.82%	3.19%	6.00%
1-Year	8.52	3.94	7.80
Since Inception (1/26/18)	1.91	-1.13	5.85

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions and a 4.25% maximum applicable sales charge except where “without sales charge” is indicated. As the result of a reorganization after the close of business on May 24, 2019, the returns of the Fund for periods on or prior to May 24, 2019 reflect performance of the Oppenheimer predecessor fund. Share class returns will differ from those of the predecessor fund as they have different expenses. Returns for periods of less than one year are not annualized. Returns do not consider capital gains or income taxes on an individual’s investment. See Fund prospectus and summary prospectus for more information on share classes and sales charges. Fund literature is available at invesco.com.

3          INVESCO OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

Top Holdings and Allocations

PORTFOLIO ALLOCATION

Foreign Government Obligations	47.6%
Investment Companies	34.8
Non-Convertible Corporate Bonds and Notes	11.4
U.S. Government Obligations	2.7
Mortgage-Backed Obligations
Government Agency	0.5
Non-Agency	1.4
Short-Term Notes	1.5
Over-the-Counter Options Purchased	0.1	*

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2019, and are based on the total market value of investments.

TOP TEN HOLDINGS

Invesco Oppenheimer Ultra-Short Duration Fund, Cl. Y	16.8%
iShares JP Morgan USD Emerging Markets Bond Exchange Traded Fund	12.0
Republic of India, 7.17% Sr. Unsec. Nts., 1/8/28	11.4
Federative Republic of Brazil, 10.00% Unsec. Nts., 1/1/25	7.5
United Mexican States, Series M, 5.75% Bonds, 3/5/26	5.5
French Republic, 3.25% Bonds, 5/25/45	5.4
Invesco Oppenheimer Institutional Government Money Market Fund, Cl. IN	5.0
Republic of Cyprus, 4.25% Sr. Unsec. Nts., 11/4/25	4.5
Italy Buoni Poliennali Del Tesoro, 4.75% Unsec. Nts., 9/1/44	3.7
Republic of Indonesia, Series FR59, 7.00% Sr. Unsec. Nts., 5/15/27	3.5

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2019, and are based on net assets.

4          INVESCO OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

TOP TEN GEOGRAPHICAL HOLDINGS

United States	39.4%
India	11.8
Brazil	7.7
Italy	7.6
Spain	7.2
Mexico	5.8
France	5.6
Cyprus	4.6
Indonesia	3.6
Egypt	1.5

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2019, and are based on total market value of investments.

For more current Fund holdings, please visit invesco.com.

5          INVESCO OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

Share Class Performance

CUMULATIVE TOTAL RETURNS WITHOUT SALES CHARGE AS OF 6/30/19

	Inception Date	6-Month	1-Year	Since Inception

Class A (OGUAX)	1/26/18	7.82%	8.52%	1.91%
Class C (GUBDX)[1]	5/24/19	7.40	7.69	1.12
Class R (GUBBX)[1]	5/24/19	7.66	8.22	1.63
Class Y (OGUYX)	1/26/18	7.90	8.68	2.11
Class R5 (GUBCX)[1]	5/24/19	7.81	8.50	1.90
Class R6 (OGUIX)[2]	1/26/18	7.96	8.67	2.15

CUMULATIVE TOTAL RETURNS WITH SALES CHARGE AS OF 6/30/19

	Inception Date	6-Month	1-Year	Since Inception

Class A (OGUAX)	1/26/18	3.19%	3.94%	-1.13%
Class C (GUBDX)[1]	5/24/19	6.40	6.69	1.12
Class R (GUBBX)[1]	5/24/19	7.66	8.22	1.63
Class Y (OGUYX)	1/26/18	7.90	8.68	2.11
Class R5 (GUBCX)[1]	5/24/19	7.81	8.50	1.90
Class R6 (OGUIX)[2]	1/26/18	7.96	8.67	2.15

1. Class C, Class R and Class R5 shares’ performance shown prior to the inception date is that of the predecessor fund’s Class A shares at net asset value (NAV) and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements.

2. Pursuant to the closing of the transaction described in the Notes to Financial Statements, after the close of business on May 24, 2019, Class I shares were reorganized as Class R6 shares.

STANDARDIZED YIELDS
For the 30 Days Ended 6/30/19
Class A	4.07%
Class C	3.49
Class R	3.98
Class Y	4.38
Class R5	4.43
Class R6	4.48

UNSUBSIDIZED STANDARDIZED YIELDS
For the 30 Days Ended 6/30/19
Class A	1.87%
Class C	1.23
Class R	1.72
Class Y	2.20
Class R5	2.31
Class R6	2.34

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Performance shown at NAV does not include the applicable front-end sales charge, which would have reduced the performance. The current maximum initial sales charge for Class A shares is 4.25% and the contingent deferred sales charge for Class

6          INVESCO OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

C shares is 1% for the 1-year period. Class R, Class Y, Class R5 and Class R6 shares have no sales charge; therefore, performance is at NAV. Effective after the close of business on May 24, 2019, Class A, Class C, Class R, Class Y, and Class I shares of the predecessor fund were reorganized into Class A, Class C, Class R, Class Y, and Class R6 shares, respectively, of the Fund. Class R5 shares’ performance shown prior to the inception date is that of the predecessor fund’s Class A shares at NAV and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements. Returns shown for Class A, Class C, Class R, Class Y, Class R5, and Class R6 shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the predecessor fund because of different expenses. See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

Standardized yield is based on an SEC-standardized formula designed to approximate the Fund’s annualized hypothetical current income from securities less expenses for the 30-day period ended June 30, 2019 and that date’s maximum offering price (for Class A shares) or net asset value (for all other share classes). Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields. The unsubsidized standardized yield is computed under an SEC-standardized formula based on net income earned for the 30-day period ended June 30, 2019. The calculation excludes any expense reimbursements and thus may result in a lower yield.

The Fund’s performance is compared to the performance of the Bloomberg Barclays Global Aggregate Bond Index (Hedged). The Bloomberg Barclays Global Aggregate Bond Index (Hedged) provides a broad-based measure of global investment grade fixed-rate debt markets. The index is comprised of several other Barclays indexes that measure fixed income performance of regions around the world while hedging the currency back to the US dollar. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisors for a prospectus/summary prospectus or visit invesco. com/fundprospectus.

Shares of Invesco funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

7          INVESCO OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8          INVESCO OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

Actual	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During 6 Months Ended June 30, 2019[1,2]
Class A	$1,000.00	$1,078.20	$4.85
Class C	1,000.00	1,074.00	1.71
Class R	1,000.00	1,076.60	1.32
Class Y	1,000.00	1,079.00	4.39
Class R5	1,000.00	1,078.10	0.84
Class R6	1,000.00	1,079.60	3.87

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,020.13	4.72
Class C	1,000.00	1,016.71	8.18
Class R	1,000.00	1,018.60	6.28
Class Y	1,000.00	1,020.58	4.27
Class R5	1,000.00	1,020.83	4.02
Class R6	1,000.00	1,021.08	3.77

1. Actual expenses paid for Class A, Y, and R6 are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Actual expenses paid for Class C, R and R5 are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 37/365 to reflect the period from after the close of business May 24, 2019 (inception of offering) to June 30, 2019.

2. Hypothetical expenses paid for all classes are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 30, 2019 for Classes A, Y and R6 and for the period from after close of business May 24, 2019 (inception of offering) to June 30, 2019 for Class C, R, and R5 are as follows:

Class	Expense Ratios
Class A	0.94%
Class C	1.63
Class R	1.25
Class Y	0.85
Class R5	0.80
Class R6	0.75

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the

9          INVESCO OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10          INVESCO OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

STATEMENT OF INVESTMENTS June 30, 2019 Unaudited

		Principal Amount	Value
Mortgage-Backed Obligations—1.8%
Connecticut Avenue Securities:
Series 2014-C02, Cl. 1M2, 5.004% [US0001M+260], 5/25/24[1]		$19,987	$20,672
Series 2014-C03, Cl. 1M2, 5.404% [US0001M+300], 7/25/24[1]		37,201	39,038
Series 2014-C03, Cl. 2M2, 5.304% [US0001M+290], 7/25/24[1]		7,239	7,553
Series 2014-C04, Cl. 1M2, 7.304% [US0001M+490], 11/25/24[1]		44,202	48,786
Structured Agency Credit Risk Debt Nts.:
Series 2013-DN2, Cl. M2, 6.654% [US0001M+425], 11/25/23[1]		38,419	41,551
Series 2014-DN2, Cl. M3, 6.004% [US0001M+360], 4/25/24[1]		25,000	26,612
Total Mortgage-Backed Obligations (Cost $184,239)			184,212
U.S. Government Obligation—2.7%
United States Treasury Inflation-Protected Securities, 1.00%, 2/15/48 (Cost $247,041)[9]		259,075	272,901
Foreign Government Obligations—46.2%
Argentina—1.1%
Argentine Republic:
0.236% Unsec. Nts., 7/31/20[2]	ARS	3,000,000	68,482
5.625% Sr. Unsec. Nts., 1/26/22		50,000	42,250
			110,732
Brazil—7.5%
Federative Republic of Brazil, 10.00% Unsec. Nts., 1/1/25	BRL	2,600,000	765,424
Cyprus—4.5%
Republic of Cyprus, 4.25% Sr. Unsec. Nts., 11/4/25[3]	EUR	325,000	461,272
France—5.4%
French Republic, 3.25% Bonds, 5/25/45[3]	EUR	310,000	558,023
Greece—1.2%
Hellenic Republic, 3.90% Bonds, 1/30/33[3]	EUR	100,000	127,630
India—11.4%
Republic of India, 7.17% Sr. Unsec. Nts., 1/8/28	INR	80,000,000	1,174,969
Indonesia—3.5%
Republic of Indonesia, Series FR59, 7.00% Sr. Unsec. Nts., 5/15/27	IDR	5,200,000,000	360,309
Italy—5.1%
Italy Buoni Poliennali Del Tesoro:
3.85% Bonds, 9/1/49[3,4]	EUR	110,000	144,719

11          INVESCO OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Italy (Continued)
Italy Buoni Poliennali Del Tesoro: (Continued) 4.75% Unsec. Nts., 9/1/44[3,4]	EUR	250,000	$375,031
			519,750
Malaysia—1.0%
Federation of Malaysia, 3.492% Sr. Unsec. Nts., 3/31/20	MYR	400,000	97,039
Mexico—5.5%
United Mexican States, Series M, 5.75% Bonds, 3/5/26	MXN	12,000,000	569,042
Total Foreign Government Obligations (Cost $4,503,651)			4,744,190
Corporate Bonds and Notes—11.0%
Financials—11.0%
Commercial Banks—11.0%
Banco Bilbao Vizcaya Argentaria SA, 6.00% [EUSA5+603.9] Jr. Sub. Perpetual Bonds[1,3,5]	EUR	200,000	239,347
Banco Santander SA, 5.25% [EUSA5+499.9] Jr. Sub. Perpetual Bonds[1,3,5]	EUR	200,000	231,822
CaixaBank SA, 6.75% [EUSA5+649.8] Jr. Sub. Perpetual Bonds[1,3,5]	EUR	200,000	246,167
Dresdner Funding Trust I, 8.151% Jr. Sub. Nts., 6/30/31[4]		100,000	135,075
Standard Chartered plc, 7.50% [USSW5+630.1] Jr. Sub. Perpetual Bonds[1,3,5]		40,000	42,400
UniCredit SpA, 7.50% [EUAMDB05+733.4] Jr. Sub. Perpetual Bonds[1,3,5]	EUR	200,000	240,448
Total Corporate Bonds and Notes (Cost $1,131,325)			1,135,259
Short-Term Note—1.4%
Arab Republic of Egypt Treasury Bills, 17.252%, 9/17/19 (Cost $138,889)[2]	EGP	2,500,000	144,409

	Counter- party		Exercise Price	Expiration Date	Notional Amount (000’s)	Contracts (000’s)
Over-the-Counter Options Purchased—0.0%
						EUR
EUR Currency Call[6]	JPM	USD	1.173	8/14/19	EUR 750	750	1,056
						MXN
MXN Currency Call[6]	JPM	MXN	19.375	6/2/20	MXN 1,941,375	3,875	4,590

Total Over-the-Counter Options Purchased (Cost $4,381)							5,646

	Shares
Investment Companies—33.8%
Invesco Oppenheimer Institutional Government Money Market Fund, Cl. IN, 2.37%[8]	509,874	509,874
Invesco Oppenheimer Ultra-Short Duration Fund, Cl. Y7	345,687	1,728,436

12          INVESCO OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

	Shares	Value
Investment Companies (Continued)
iShares JP Morgan USD Emerging Markets Bond Exchange Traded Fund	10,870	$1,231,462

Total Investment Companies (Cost $3,420,205)		3,469,772
Total Investments, at Value (Cost $9,629,731)	96.9%	9,956,389
Net Other Assets (Liabilities)	3.1	314,597

Net Assets	100.0%	$10,270,986

Footnotes to Statement of Investments

1. Represents the current interest rate for a variable or increasing rate security, which may be fixed for a predetermined period. The interest rate is, or will be as of an established date, determined as [Referenced Rate + Basis-point spread].

2. Zero coupon bond reflects effective yield on the original acquisition date.

3. Represents securities sold under Regulation S, which are exempt from registration under the Securities Act of 1933, as amended. These securities may not be offered or sold in the United States without and exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. These securities amount to $2,666,859 or 25.96% of the Fund’s net assets at period end.

4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $654,825 or 6.38% of the Fund’s net assets at period end.

5. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

6. Non-income producing security.

7. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2018	Gross Additions	Gross Reductions	Shares June 30, 2019
Investment Company
Invesco Oppenheimer Limited-Term Bond Fund, Cl. I	684,182	—	684,182	—
Invesco Oppenheimer Senior Floating Rate Fund, Cl. I	89,245	—	89,245	—
Invesco Oppenheimer Ultra-Short Duration Fund, Cl. Y	—	1,823,423	1,477,736	345,687

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Investment Company
Invesco Oppenheimer Limited-Term Bond Fund, Cl. I	$—	$5,913	$(8,744)	$15,585
Invesco Oppenheimer Senior Floating Rate Fund, Cl. I	—	987	(2,166)	17,780
Invesco Oppenheimer Ultra-Short Duration Fund, Cl. Y	1,728,436	28,879	1,750	3,450

Total	$1,728,436	$35,779	$(9,160)	$36,815

8. The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of June 30, 2019.

13          INVESCO OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

9. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$3,926,885	39.4%
India	1,174,969	11.8
Brazil	765,424	7.7
Italy	760,198	7.6
Spain	717,336	7.2
Mexico	573,632	5.8
France	558,023	5.6
Cyprus	461,272	4.6
Indonesia	360,309	3.6
Egypt	144,409	1.5
Germany	135,075	1.4
Greece	127,630	1.3
Argentina	110,732	1.1
Malaysia	97,039	1.0
United Kingdom	42,400	0.4
Eurozone	1,056	0.0

Total	$9,956,389	100.0%

Forward Currency Exchange Contracts as of June 30, 2019
Counter -party	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
BOA	07/2019 - 08/2019	BRL	6,930	USD	1,804	$235	$1,053
BOA	08/2019	IDR	1,390,000	USD	96	1,705	—
BOA	08/2019	INR	17,400	USD	248	2,225	—
BOA	08/2019	RON	415	USD	100	—	188
BOA	07/2019 - 08/2019	USD	2,046	BRL	7,860	1,543	246
BOA	08/2019	USD	337	IDR	4,877,000	—	5,982
BOA	08/2019	USD	1,151	INR	80,600	—	10,307
CITNA-B	08/2019	CLP	71,000	USD	102	3,005	—
CITNA-B	08/2019 - 12/2019	RUB	12,900	USD	197	3,622	—
CITNA-B	08/2019	USD	301	EUR	265	—	1,185
CITNA-B	08/2019	USD	651	MXN	12,600	52	—
DEU	08/2019	EUR	35	USD	40	142	—
DEU	08/2019	NOK	850	USD	98	2,219	—
DEU	08/2019	SEK	950	USD	103	—	273
DEU	08/2019	USD	237	EUR	210	—	2,977
GSCO-OT	12/2019	EUR	75	USD	85	1,103	—
GSCO-OT	12/2019	USD	85	RUB	5,600	—	1,520
JPM	07/2019	BRL	4,930	USD	1,261	24,538	1,543
JPM	08/2019	EUR	55	USD	62	669	—
JPM	11/2019	MXN	2,765	USD	139	1,450	—
JPM	08/2019	NOK	850	USD	98	2,127	—
JPM	08/2019	RUB	19,200	USD	302	438	—
JPM	07/2019 - 08/2019	USD	1,449	BRL	5,770	1,053	53,548
JPM	08/2019 - 08/2019	USD	2,717	EUR	2,405	—	26,488

14          INVESCO OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

Forward Currency Exchange Contracts (Continued)
Counter -party	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
MOS	08/2019	ZAR	4,300	USD	289	$14,716	$—

Total Unrealized Appreciation and Depreciation						$60,842	$105,310

Futures Contracts as of June 30, 2019
		Expiration	Number	Notional Amount		Unrealized Appreciation/
Description	Buy/Sell	Date	of Contracts	(000’s)	Value	(Depreciation)
Euro-BTP	Sell	9/6/19	7	EUR 1,036	$1,068,988	$(33,029)
Euro-BUND	Sell	9/6/19	13	EUR 2,520	2,553,494	(33,411)
Euro-OAT	Sell	9/6/19	6	EUR 1,102	1,124,842	(22,726)
United States Treasury Long Bonds	Sell	9/19/19	1	USD 152	155,594	(3,377)

						$(92,543)

Over-the-Counter Options Written at June 30, 2019
Description	Counter -party	Exercise Price	Expiration Date	Number of Contracts (000’s)	Notional Amount (000’s)	Premiums Received	Value
		SEK		EUR

EUR Currency Call[1]	BOA	10.759	8/8/19	(500)	EUR 500	$5,993	$(844)
		RUB		EUR

EUR Currency Call	GSCO-OT	78.507	12/16/19	(350)	EUR 200,350	6,084	(4,634)
		USD		EUR

EUR Currency Call	JPM	1.153	8/14/19	(250)	EUR 250	923	(1,143)
		IDR		IDR

IDR Currency Put	GSCO-OT	15360.000	6/18/20	(5,376,000)	IDR 3,077,376,000	7,560	(7,311)
		MXN		MXN

MXN Currency Put	JPM	23.005	6/2/20	(4,601)	MXN 2,305,101	4,329	(2,818)
		RUB		RUB

RUB Currency Call	CITNA-B	63.040	12/16/19	(22,064)	RUB 12,630,064	3,128	(4,867)

Total Over-the-Counter Options Written						$28,017	$(21,617)

1. Knock-out option is ineligible for exercise if at any time spot rates are greater than or equal to 10.42940 SEK per 1 EUR.

Centrally Cleared Credit Default Swaps at June 30, 2019
Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
Intesa Sanpaolo SPA	Sell	1.000%	6/20/24	EUR 250	$7,651	$(4,049)	$3,602

15          INVESCO OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Credit Default Swaps at June 30, 2019
Reference Asset	Counter- party	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
Hellenic Republic	BAC	Sell	1.000%	6/20/25	USD 1,000	$166,370	$(100,139)	$66,231
Intesa Sanpaolo SPA	BAC	Buy	1.000	6/20/24	EUR 138	(17,515)	13,936	(3,579)

Total Over-the-Counter Credit Default Swaps						$148,855	$(86,203)	$62,652

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)		Amount Recoverable*		Reference Asset Rating Range**
Investment Grade Single	250,000	EUR	137,500	EUR	BBB
Name Corp Debt Indexes
Non Investment Grade					BB-
Sovereign Debt Indexes	$1,000,000		$—

Total USD	$1,000,000		$—

Total EUR	250,000		137,500

*Amounts recoverable includes potential payments from related purchased protection for instances where the Fund is the seller of protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Centrally Cleared Interest Rate Swaps at June 30, 2019
Counter- party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
GSCOI	Pay	BZDI	11.440%	1/2/25	BRL 1,000	$—	$43,839	$43,839
		MXN TIIE
GSCOI	Pay	BANXICO	8.855	11/8/23	MXN 14,000	—	44,568	44,568
		Three-Month USD
GSCOI	Receive	BBA LIBOR	3.143	11/15/23	USD 600	—	(35,748)	(35,748)
		MXN TIIE
GSCOI	Pay	BANXICO	8.775	12/29/28	MXN 7,000	—	31,776	31,776
		Three-Month USD
JPM	Receive	BBA LIBOR	2.472	4/4/29	USD 300	—	(14,053)	(14,053)
		Three-Month USD
MSCO	Receive	BBA LIBOR	2.721	1/14/29	USD 300	—	(22,733)	(22,733)

Total Centrally Cleared Interest Rate Swaps						$—	$47,649	$47,649

16          INVESCO OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

Over-the-Counter Interest Rate Swaps at June 30, 2019
Counter- party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
BOA	Receive	Six-Month INR FBIL MIBOR OIS Compound	5.700%	5/15/21	INR 200,000	$—	$(10,599)	$(10,599)
GSCOI	Pay	MOSKP3	8.535	5/8/24	RUB 40,000	—	15,625	15,625

Total Over-the-Counter Interest Rate Swaps						$—	$5,026	$5,026

Glossary: Counterparty Abbreviations
BAC	Barclays Bank plc
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCOI	Goldman Sachs International
GSCO-OT	Goldman Sachs Bank USA
JPM	JPMorgan Chase Bank NA
MOS	Morgan Stanley & Co., Inc.
MSCO	Morgan Stanley Capital Services, Inc.

Currency abbreviations indicate amounts reporting in currencies
ARS	Argentine Peso
BRL	Brazilian Real
CLP	Chilean Peso
EGP	Egyptian Pounds
EUR	Euro
IDR	Indonesian Rupiah
INR	Indian Rupee
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
RON	New Romanian Leu
RUB	Russian Ruble
SEK	Swedish Krona
ZAR	South African Rand

Definitions
BANXICO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BTP	Italian Treasury Bonds
BUND	German Federal Obligation
BZDI	Brazil Interbank Deposit Rate
EUAMDB05	EURIBOR ICE SWAP RATE 11:00am
EUSA5	EUR Swap Annual 5 Year
FBIL	Financial Benchmarks India Private Ltd.
ICE LIBOR	Intercontinental Exchange London Interbank Offered Rate
MIBOR	Mumbai Interbank Offered Rate
MOSKP3	National Finance Assoc. Moscow Prime Offered 3 Month Rate
TIIE	Interbank Equilibrium Interest Rate

17          INVESCO OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Definitions (Continued)

OAT	French Government Bonds
OIS	Overnight Index Swap
US0001M	ICE LIBOR USD 1 Month
USSW5	USD Swap Semi 30/360 5 Year

See accompanying Notes to Financial Statements.

18          INVESCO OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

STATEMENT OF ASSETS AND LIABILITIES June 30, 2019 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $7,394,870)	$7,718,079
Affiliated companies (cost $2,234,861)	2,238,310

9,956,389
Cash—foreign currencies (cost $32,031)	32,635
Cash used for collateral on futures	121,500
Cash used for collateral on centrally cleared swaps	83,729
Unrealized appreciation on forward currency exchange contracts	60,842
Swaps, at value (premiums paid $17,515)	29,561
Variation margin receivable — centrally cleared swaps	219,630
Receivables and other assets:
Interest and dividends	125,911
Investments sold	7,560
Shares of beneficial interest sold	284
Variation margin receivable — futures contracts	125
Other	46,565

Total assets	10,684,731

Liabilities
Bank overdraft	11,294
Unrealized depreciation on forward currency exchange contracts	105,310
Options written, at value (premiums received $28,017)	21,617
Swaps, at value (premiums received $166,370)	110,738
Payables and other liabilities:
Investments purchased	101,594
Dividends	36,488
Variation margin payable — futures contracts	6,900
Trustees’ compensation	5,156
Shareholder communications	3,456
Management fees	503
Transfer and shareholder servicing agent fees	358
Distribution and service plan fees	48
Shares of beneficial interest redeemed	26
Administration fees	2
Other	10,255

Total liabilities	413,745

Net Assets	$10,270,986

Composition of Net Assets
Shares of beneficial interest	$10,479,631
Total accumulated loss	(208,645)

Net Assets	$10,270,986

19          INVESCO OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $190,446 and 19,786 shares of beneficial interest outstanding)	$9.63

Maximum offering price per share (net asset value plus sales charge of 4.25% of offering price)	$10.06

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $10,261 and 1,066 shares of beneficial interest outstanding)	$9.63

Class R Shares:

Net asset value, redemption price and offering price per share (based on net assets of $10,261 and 1,066 shares of beneficial interest outstanding)	$9.63

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $165,549 and 17,197 shares of beneficial interest outstanding)	$9.63

Class R5 Shares:

Net asset value, redemption price and offering price per share (based on net assets of $10,261 and 1,066 shares of beneficial interest outstanding)	$9.63

Class R6 Shares:

Net asset value, redemption price and offering price per share (based on net assets of $9,884,208 and 1,026,553 shares of beneficial interest outstanding)	$9.63

See accompanying Notes to Financial Statements.

20          INVESCO OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

STATEMENT OF

OPERATIONS For the Six Months Ended June 30, 2019 Unaudited

Investment Income
Interest (net of foreign withholding taxes of $4,488)	$198,383
Dividends:
Unaffiliated companies	24,425
Affiliated companies	42,415

Total investment income	265,223
Expenses
Management fees	29,408
Administration fees	118
Distribution and service plan fees:
Class A	141
Class C	9
Class R	5
Transfer and shareholder servicing agent fees:
Class A	110
Class C	2
Class R	2
Class Y	135
Class R5	1
Class R6	1,432
Shareholder communications:
Class A	2,732
Class Y	544
Class R6	242
Custodian fees and expenses	33,756
Legal, auditing and other professional fees	27,752
Registration fees	26,905
Trustees’ compensation	3,751
Borrowing fees	121
Other	6,362

Total expenses	133,528
Less reduction to custodian expenses	(218)
Less waivers and reimbursements of expenses	(96,552)

Net expenses	36,758
Net Investment Income	228,465

21          INVESCO OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in:
Unaffiliated companies(net of foreign capital gains tax of $1,319)	$(80,334)
Affiliated companies	(9,160)
Option contracts written	21,156
Futures contracts	(116,679)
Foreign currency transactions	(1,727)
Forward currency exchange contracts	(5,637)
Swap contracts	(36,143)
Swaption contracts written	9,719

Net realized loss	(218,805)
Net change in unrealized appreciation/(depreciation) on:
Investment transactions in:
Unaffiliated companies	637,455
Affiliated companies	36,815
Translation of assets and liabilities denominated in foreign currencies	2,982
Forward currency exchange contracts	3,752
Futures contracts	(92,543)
Option contracts written	(8,487)
Swap contracts	175,208
Swaption contracts written	(4,100)

Net change in unrealized appreciation/(depreciation)	751,082
Net Increase in Net Assets Resulting from Operations	$760,742

See accompanying Notes to Financial Statements.

22          INVESCO OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2019 (Unaudited)	Period Ended December 31, 2018[1]

Operations
Net investment income	$228,465	$458,884
Net realized loss	(218,805)	(494,317)
Net change in unrealized appreciation/(depreciation)	751,082	(435,139)

Net increase (decrease) in net assets resulting from operations	760,742	(470,572)

Dividends and/or Distributions to Shareholders
Distributions to shareholders from distributable earnings:
Class A	(2,867)	(2,658)
Class C	(32)	—
Class R	(37)	—
Class Y	(3,668)	(3,345)
Class R5	(41)	—
Class R6	(225,265)	(260,926)

Total distributions from distributable earnings	(231,910)	(266,929)
Tax return of capital distribution:
Class A	—	(1,742)
Class C	—	—
Class R	—	—
Class Y	—	(2,193)
Class R5	—	—
Class R6	—	(171,031)

Total return of capital distribution	—	(174,966)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	60,864	130,669
Class C	10,000	—
Class R	10,000	—
Class Y	1,844	166,863
Class R5	10,000	—
Class R6	—	10,264,351

Total beneficial interest transactions	92,708	10,561,883

Net Assets
Total increase	621,540	9,649,416
Beginning of period	9,649,446	30 [2]

End of period	$10,270,986	$9,649,446

1. For the period from January 26, 2018 (commencement of operations) to December 31, 2018.

2. Reflects the value of the Manager’s seed money invested on January 8, 2018.

See accompanying Notes to Financial Statements.

23          INVESCO OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended June 30, 2019 (Unaudited)	Period Ended December 31, 2018[1]

Per Share Operating Data
Net asset value, beginning of period	$9.13	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.21	0.41
Net realized and unrealized gain (loss)	0.50	(0.88)

Total from investment operations	0.71	(0.47)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.21)	(0.24)
Tax return of capital distribution	0.00	(0.16)
Total dividends and/or distributions to shareholders	(0.21)	(0.40)
Net asset value, end of period	$9.63	$9.13

Total Return, at Net Asset Value[3]	7.82%	(4.73)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$190	$123
Average net assets (in thousands)	$131	$98
Ratios to average net assets:[4]
Net investment income	4.43%	4.77%
Expenses excluding specific expenses listed below	7.18%	10.86%
Interest and fees from borrowings	0.00%[5]	0.00%[5]

Total expenses[6]	7.18%	10.86%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.94%	1.00%
Portfolio turnover rate	120%	227%

1. For the period from January 26, 2018 (commencement of operations) to December 31, 2018.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2019	7.26%
Period Ended December 31, 2018	10.97%

See accompanying Notes to Financial Statements.

24          INVESCO OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

Class C	Period Ended June 30, 2019 (Unaudited)[1]

Per Share Operating Data
Net asset value, beginning of period	$9.38
Income (loss) from investment operations:
Net investment income[2]	0.04
Net realized and unrealized gain	0.24

Total from investment operations	0.28
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.03)
Tax return of capital distribution	0.00
Total dividends and/or distributions to shareholders	(0.03)
Net asset value, end of period	$9.63

Total Return, at Net Asset Value[3]	2.99%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10
Average net assets (in thousands)	$10
Ratios to average net assets:[4]
Net investment income	3.75%
Expenses excluding specific expenses listed below	3.67%
Interest and fees from borrowings	0.00%[5]

Total expenses[6]	3.67%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.63%
Portfolio turnover rate	120%

1. For the period from after close of business on May 24, 2019 (inception of offering) to June 30, 2019.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Period Ended June 30, 2019	3.75%

See accompanying Notes to Financial Statements.

25          INVESCO OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Period Ended June 30, 2019 (Unaudited)[1]
Per Share Operating Data
Net asset value, beginning of period	$9.38
Income (loss) from investment operations:
Net investment income[2]	0.04
Net realized and unrealized gain	0.24

Total from investment operations	0.28
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.03)
Tax return of capital distribution	0.00
Total dividends and/or distributions to shareholders	(0.03)
Net asset value, end of period	$9.63

Total Return, at Net Asset Value[3]	3.04%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10
Average net assets (in thousands)	$10
Ratios to average net assets:[4]
Net investment income	4.13%
Expenses excluding specific expenses listed below	3.28%
Interest and fees from borrowings	0.00%[5]

Total expenses[6]	3.28%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.25%
Portfolio turnover rate	120%

1. For the period from after close of business on May 24, 2019 (inception of offering) to June 30, 2019.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Period Ended June 30, 2019	3.36%

See accompanying Notes to Financial Statements.

26          INVESCO OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

Class Y	Six Months Ended June 30, 2019 (Unaudited)	Period Ended December 31, 2018[1]

Per Share Operating Data
Net asset value, beginning of period	$9.13	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.21	0.43
Net realized and unrealized gain (loss)	0.50	(0.88)

Total from investment operations	0.71	(0.45)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.21)	(0.25)
Tax return of capital distribution	0.00	(0.17)

Total dividends and/or distributions to shareholders	(0.21)	(0.42)
Net asset value, end of period	$9.63	$9.13

Total Return, at Net Asset Value[3]	7.90%	(4.53)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$166	$155
Average net assets (in thousands)	$160	$119
Ratios to average net assets:[4]
Net investment income	4.54%	4.92%
Expenses excluding specific expenses listed below	3.45%	4.27%
Interest and fees from borrowings	0.00%[5]	0.00%[5]

Total expenses[6]	3.45%	4.27%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.85%	0.85%
Portfolio turnover rate	120%	227%

1. For the period from January 26, 2018 (commencement of operations) to December 31, 2018.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2019	3.53%
Period Ended December 31, 2018	4.38%

See accompanying Notes to Financial Statements.

27          INVESCO OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

FINANCIAL HIGHLIGHTS Continued

Class R5	Period Ended June 30, 2019 (Unaudited)[1]

Per Share Operating Data
Net asset value, beginning of period	$9.38
Income (loss) from investment operations:
Net investment income[2]	0.04
Net realized and unrealized gain	0.25

Total from investment operations	0.29
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.04)
Tax return of capital distribution	0.00
Total dividends and/or distributions to shareholders	(0.04)
Net asset value, end of period	$9.63

Total Return, at Net Asset Value[3]	3.08%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10
Average net assets (in thousands)	$10
Ratios to average net assets:[4]
Net investment income	4.59%
Expenses excluding specific expenses listed below	2.69%
Interest and fees from borrowings	0.00%[5]

Total expenses[6]	2.69%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%
Portfolio turnover rate	120%

1. For the period from after close of business on May 24, 2019 (inception of offering) to June 30, 2019.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Period Ended June 30, 2019	2.77%

See accompanying Notes to Financial Statements.

28          INVESCO OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

Class R6	Six Months Ended June 30, 2019 (Unaudited)	Period Ended December 31, 2018[1]

Per Share Operating Data
Net asset value, beginning of period	$9.13	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.22	0.44
Net realized and unrealized gain (loss)	0.50	(0.89)

Total from investment operations	0.72	(0.45)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.22)	(0.25)
Tax return of capital distribution	0.00	(0.17)

Total dividends and/or distributions to shareholders	(0.22)	(0.42)
Net asset value, end of period	$9.63	$9.13

Total Return, at Net Asset Value[3]	7.96%	(4.52)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,884	$9,371
Average net assets (in thousands)	$9,632	$9,614
Ratios to average net assets:[4]
Net investment income	4.64%	5.01%
Expenses excluding specific expenses listed below	2.63%	2.06%
Interest and fees from borrowings	0.00%[5]	0.00%[5]

Total expenses[6]	2.63%	2.06%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.75%	0.75%
Portfolio turnover rate	120%	227%

1. For the period from January 26, 2018 (commencement of operations) to December 31, 2018.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2019	2.71%
Period Ended December 31, 2018	2.17%

See accompanying Notes to Financial Statements.

29          INVESCO OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

NOTES TO FINANCIAL STATEMENTS June 30, 2019 Unaudited

Note 1 – Significant Accounting Policies

Invesco Oppenheimer Global Unconstrained Bond Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

Prior to the close of business on May 24, 2019, the Fund operated as Oppenheimer Global Unconstrained Bond Fund (the “Acquired Fund” or “Predecessor Fund”). The Acquired Fund was reorganized after the close of business on May 24, 2019 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).

Upon closing of the Reorganization, holders of the Acquired Fund’s Class A and Class Y shares received the corresponding class of shares of the Fund and holders of the Acquired Fund’s Class I shares received Class R6 shares of the Fund. Information for the Acquired Fund’s Class I shares prior to the Reorganization is included with Class R6 Shares throughout this report. Class C, Class R and Class R5 shares commenced operations on the Reorganization Date.

The Fund’s investment objective is to seek total return.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are

30          INVESCO OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple

31          INVESCO OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.

Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on

32          INVESCO OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment transactions reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Adviser.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

E.

Federal Income Taxes - The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2018, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended December 31, 2018, the Fund did not utilize any capital loss carryforwards to offset capital gains realized in that fiscal year. The Fund had post-October

33          INVESCO OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

foreign currency losses of $105,989, which were deferred.

At period end, it is estimated that the capital loss carryforwards would be $502,659. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$9,737,207

Federal tax cost of other investments	(4,962,867)

Total federal tax cost	$4,774,340

Gross unrealized appreciation	$585,492

Gross unrealized depreciation	(377,025)

Net unrealized appreciation	$208,467

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The financial statements are prepared on a basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial

34          INVESCO OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

statements are released to print.
H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investment transactions in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts - The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

35          INVESCO OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.

Futures - The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

L.

Structured Securities - The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if

36          INVESCO OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Statement of Operations.

M.

Swap Agreements - The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is

37          INVESCO OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

38          INVESCO OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of June 30, 2019 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

N.

Put Options Purchased and Written - The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because

39          INVESCO OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

O.

Call Options Purchased and Written - The Fund may write call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. An uncovered call option exists without the ownership of the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing an uncovered call option is that the Fund may incur significant losses if the value of the written security exceeds the exercise

40          INVESCO OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

price of the option.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

P.

Treasury Inflation-Protected Securities - The Fund may invest in Treasury Inflation- Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be shown as Treasury Inflation-Protected Securities inflation adjustments in the Statement of Operations, even though investors do not receive their principal until maturity.

Note 2 – Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Fee Schedule*
Up to $500 million	0.60%
Next $500 million	0.55
Next $4 billion	0.50
Over $5 billion	0.48

*The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the six months ended June 30, 2019, the effective advisory fees incurred by the Fund was 0.60%.

From the beginning of the fiscal period until the date of the Reorganization, the Acquired Fund paid $23,385 in advisory fees to OFI Global Asset Management, Inc. based on the annual rates above of the Acquired Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with

41          INVESCO OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

Effective on the Reorganization Date, the Adviser has contractually agreed, through at least May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.00%, 1.75%, 1.25%, 0.85%, 0.80% and 0.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended June 30, 2019, the Adviser waived advisory fees of $3,828 and reimbursed fund expenses of $4,009, $20, $20, $2,013, $20 and $86,642 for Class A, Class C, Class R, Class Y, Class R5, and Class R6 shares, respectively.

Prior to the Reorganization, the OFI Global Asset Management, Inc. had contractually agreed to waive fees and/or reimburse expenses of Class A, Class R6, and Class Y shares to 1.00%, 0.75%, and 0.85%, respectively, of the Fund’s average daily net assets.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended June 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administration fees. Additionally, Invesco has entered into service agreements whereby JPMorgan Chase Bank serves as custodian to the Fund. Prior to the Reorganization, the Acquired Fund paid administrative fees to OFI Global Asset Management, Inc.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Prior to the Reorganization, the Acquired Fund paid transfer agent fees to OFI Global Asset Management, Inc. and Shareholder Services, Inc. For the six months ended June 30, 2019, expenses incurred under these agreements are shown in

42          INVESCO OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

the Statement of Operations as Transfer and shareholder servicing agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plan”). The Fund, pursuant to the Class A Plan, reimbursed IDI in an amount up to an annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C and Class R Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund plans. Prior to the Reorganization, the Acquired Fund paid distribution fees to OppenheimerFunds Distributor, Inc. For the six months ended June 30, 2019, expenses incurred under the plans are shown in the Statement of Operations as Distribution and service plan fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended June 30, 2019, IDI advised the Fund that IDI retained $2 in front-end sales commissions from the sale of Class A shares and $— and $— from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. From the beginning of the fiscal year to the date of the Reorganization, OppenheimerFunds Distributor, Inc. retained $83 in front-end sales commissions from the sale of Class A shares and $— and $— from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Note 3 - Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 — Prices are determined using quoted prices in an active market for identical

43          INVESCO OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

assets.

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of June 30, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Mortgage-Backed Obligations	$—	$184,212	$—	$184,212
U.S. Government Obligation	—	272,901	—	272,901
Foreign Government Obligations	—	4,744,190	—	4,744,190
Corporate Bonds and Notes	—	1,135,259	—	1,135,259
Short-Term Note	—	144,409	—	144,409
Over-the-Counter Options Purchased	—	5,646	—	5,646
Investment Companies	3,469,772	—	—	3,469,772

Total Investments, at Value	3,469,772	6,486,617	—	9,956,389
Other Financial Instruments:
Swaps, at value	—	29,561	—	29,561
Centrally cleared swaps, at value	—	120,183	—	120,183
Forward currency exchange contracts	—	60,842	—	60,842

Total Assets	$3,469,772	$6,697,203	$—	$10,166,975

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(110,738)	$—	$(110,738)
Centrally cleared swaps, at value	—	(76,583)	—	(76,583)
Options written, at value	—	(21,617)	—	(21,617)
Futures contracts	(92,543)	—	—	(92,543)
Forward currency exchange contracts	—	(105,310)	—	(105,310)

Total Liabilities	$(92,543)	$(314,248)	$—	$(406,791)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in

44          INVESCO OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Note 4 — Derivatives Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors. For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative asset transactions as of June 30, 2019:

		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount
Bank of America NA	$5,708	$(5,708)	$—	$—	$—
Barclays Bank plc	13,936	(13,936)	—	—	—
Citibank NA	6,679	(6,052)	—	—	627
Deutsche Bank AG	2,361	(2,361)	—	—	—
Goldman Sachs Bank USA	1,103	(1,103)	—	—	—
Goldman Sachs International	15,625	—	—	—	15,625
JPMorgan Chase Bank NA	35,921	(35,921)	—	—	—
Morgan Stanley Capital Services, Inc.	14,716	—	—	—	14,716

	$96,049	$(65,081)	$—	$—	$30,968

*OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

45          INVESCO OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative liability transactions as of June 30, 2019:

		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount
Bank of America NA	$(29,219)	$5,708	$—	$—	$(23,511)
Barclays Bank plc	(100,139)	13,936	—	—	(86,203)
Citibank NA	(6,052)	6,052	—	—	—
Deutsche Bank AG	(3,250)	2,361	—	—	(889)
Goldman Sachs Bank USA	(13,465)	1,103	—	—	(12,362)
JPMorgan Chase Bank NA	(85,540)	35,921	—	—	(49,619)

	$(237,665)	$65,081	$—	$—	$(172,584)

*OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Statement of Investments may exceed these amounts.

Value of Derivative Instruments at Period-End

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative liability transactions as of June 30, 2019:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value		Statement of Assets and Liabilities Location	Value
Credit contracts	Swaps, at value	$13,936		Swaps, at value	$100,139
Interest rate contracts	Swaps, at value	15,625		Swaps, at value	10,599
Credit contracts				Centrally cleared swaps, at value	4,049	[1]
Interest rate contracts	Centrally cleared swaps, at value	120,183	[1]	Centrally cleared swaps, at value	72,534	[1]
Interest rate contracts	Variation margin receivable – futures contracts	125	[2]	Variation margin payable – futures contracts	6,900	[2]
Forward currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	60,842		Unrealized depreciation on foreign currency exchange contracts	105,310

46          INVESCO OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value		Statement of Assets and Liabilities Location	Value
Foreign exchange contracts				Options written, at value	$21,617
Forward currency exchange contracts	Investments, at value	5,646	[3]

Total		$216,357			$321,148

1. The daily variation margin receivable (payable) at period end is recorded in the Statement of Assets and Liabilities.

2. Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

3. Amounts relate to purchased option contracts and purchased swaption contracts, if any.

Effect of Derivative Investments for the Six Months Ended June 30, 2019

The tables below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies*	Swaption contracts written	Option contracts written	Futures contracts
Credit contracts	$—	$—	$—	$—
Currency Contracts	(11,362)	—	28,716	—
Equity contracts	11,650	—	(7,560)	—
Forward currency exchange contracts	—	—	—	—
Interest rate contracts	(8,465)	9,719	—	(116,679)

Total	$(8,177)	$9,719	$21,156	$(116,679)

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Forward currency exchange contracts	Swap contracts	Total
Credit contracts	$—	$5,762	$5,762
Currency Contracts	—	—	17,354
Equity contracts	—	—	4,090
Forward currency exchange contracts	(5,637)	—	(5,637)
Interest rate contracts	—	(41,905)	(157,330)

Total	$(5,637)	$(36,143)	$(135,761)

47          INVESCO OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies*	Option contracts written	Swaption contracts written	Futures contracts	Forward currency exchange contracts
Credit contracts	$—	$—	$—	$—	$—
Currency contracts	13,812	(8,487)	—	—	—
Forward currency exchange contracts	—	—	—	—	3,752
Interest rate contracts	3,999	—	(4,100)	(92,543)	—

Total	$17,811	$(8,487)	$(4,100)	$(92,543)	$3,752

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Swap contracts	Total
Credit contracts	$92,491	$92,491
Currency contracts	—	5,325
Forward currency exchange contracts	—	3,752
Interest rate contracts	82,717	(9,927)

Total	$175,208	$91,641

*Includes purchased option contracts and purchased swaption contracts, if any.

The table below summarizes the six months ended average notional value of future contracts, forward foreign currency contracts, swap contracts and foreign currency options purchased and written, and the one month average notional value of index options purchase and written, and the two month average notional value of swaptions purchased and written outstanding during the period.

	Forward Foreign Currency Contracts	Index Options Purchased	Foreign Currency Options Purchased	Index Options Written
Notional amount	$11,448,737	$503,529	$3,303,529	$522,000
Average contracts		135	3,282,500	180

	Foreign Currency Options Written	Swaptions Purchased	Swaptions Written	Swap Contracts
Notional amount	$5,276,151,167	$476,011	$2,215,470	$6,051,735
Average contracts	5,276,085,833

				Futures Contracts
Notional amount				$3,269,573

48          INVESCO OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

Note 5 – Expense Offset Arrangement

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the six months ended June 30, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $218.

Note 6 – Trustee and Officer Fees and Benefits

Certain Trustees have executed a Deferred Compensation Agreement pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Note 7 – Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with JP Morgan Chase Bank, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Note 8 – Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2019 was $10,757,871 and $11,009,644, respectively.

Note 9 – Share Information

Transactions in shares of beneficial interest were as follows:

49          INVESCO OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

	Six Months Ended June 30, 2019[1]		Period Ended December 31, 2018[2,3]
	Shares	Amount	Shares	Amount
Class A
Sold	10,998	$103,447	18,013	$173,398
Dividends and/or distributions reinvested	279	2,631	427	3,967
Redeemed	(4,938)	(45,214)	(4,994)	(46,696)

Net increase	6,339	$60,864	13,446	$130,669

Class C4
Sold	1,066	$10,000	—	$—
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	—	—	—	—

Net increase	1,066	$10,000	—	$—

Class R4
Sold	1,066	$10,000	—	$—
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	—	—	—	—

Net increase	1,066	$10,000	—	$—

Class Y
Sold	—	$—	16,675	$163,852
Dividends and/or distributions reinvested	366	3,453	552	5,118
Redeemed	(171)	(1,609)	(226)	(2,107)

Net increase	195	$1,844	17,001	$166,863

Class R5[4]
Sold	1,066	$10,000	—	$—
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	—	—	—	—

Net increase	1,066	$10,000	—	$—

Class R6
Sold	—	$—	1,027,653	$10,275,345
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	—	—	(1,101)	(10,994)

Net increase	—	$—	1,026,552	$10,264,351

1. 96% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

2. For the period from January 26, 2018 (commencement of operations) to December 31, 2018.

3. The Fund sold one share of Class A, Class I, and Class Y, at a value of $10 to the Manager upon seeding the Fund on January 8, 2018. These amounts are not reflected in the table above.

4. Commencement date after close of business on May 24, 2019.

50          INVESCO OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

Note 10 – Borrowings

Joint Credit Facility. A number of mutual funds managed by the Adviser participate in a $1.95 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period. The Facility terminated May 24, 2019.

Note 11 – Independent Registered Public Accounting Firm

The Audit Committee of the Board of Trustees appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal periods ending after May 24, 2019. Prior to the close of business on May 24, 2019, the Predecessor Fund was a separate series of an unaffiliated investment company and its financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”).

Effective after the close of business on May 24, 2019, the Prior Auditor resigned as the independent registered public accounting firm of the Fund. The Prior Auditor’s report on the financial statements of the Predecessor Fund for the past two fiscal years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the Predecessor Fund’s two most recent fiscal years and through the close of business on May 24, 2019, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report; or (2) “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

51          INVESCO OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY

CONTRACTS Unaudited

At meetings held on December 14, 2018, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) (the Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved (i) an amendment to the Trust’s Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) to add Invesco Oppenheimer Global Unconstrained Bond Fund (the Fund), (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. to add the Fund, (iii) an amendment to the separate sub-advisory contract with Invesco Capital Management LLC to add the Fund, (iv) an amendment to the separate sub-advisory contract with Invesco Asset Management (India) Private Limited to add the Fund, and (v) an initial sub-advisory contract with OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts). Additionally, on March 26, 2019, the Board re-approved an initial sub-advisory contract with OppenheimerFunds, Inc. following its change of control as a result of the acquisition of OppenheimerFunds, Inc. and its subsidiaries, including the Oppenheimer mutual funds (each, an Oppenheimer Fund), by Invesco Ltd. (the OFI Transaction). After evaluating the factors discussed below, among others, the Board approved the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board noted that it had previously approved establishing the Fund at the Board meeting held on October 23, 2018 and that the Fund was formed to acquire the assets and liabilities of an Oppenheimer Fund (the Acquired Fund) with the same investment objective and substantially similar principal investment strategies and risks. At the time of approval, the Fund had no assets and no performance history and the portfolio managers were not employed by Invesco Advisers or any of the Affiliated Sub-Advisers except OppenheimerFunds, Inc., which was not affiliated with Invesco at that time.

In approving the investment advisory agreement and sub-advisory contracts, the Board followed a process similar to the process that it follows in annually reviewing and approving investment advisory agreements and sub-advisory contracts for the series portfolios of funds advised by Invesco Advisers and considered the information provided in the most recent annual review process for those funds as well as the information provided with respect to the Fund. As part of the approval process, the Board reviewed and considered information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board reviewed comparative investment performance and fee data prepared by Invesco Advisers and an independent mutual fund data provider. The Board was assisted in its review by the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees, and by independent legal counsel.

52          INVESCO OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of December 14, 2018 and March 26, 2019 for the sub-advisory contract with OppenheimerFunds, Inc.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.        Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who will provide these services. The Board’s review included consideration of the investment process oversight and structure, credit analysis and investment risk management to be employed in providing advisory services to the Fund. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds and will provide to the Fund, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds, including the Fund, following the OFI Transaction. The Board concluded that the nature, extent and quality of the services to be provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers

53          INVESCO OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY

CONTRACTS Unaudited / Continued

in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.        Fund Investment Performance

The Board noted that the Fund would continue the historical performance information of the Acquired Fund following the consummation of the OFI Transaction. The Board considered the performance of the Acquired Fund and the fact that, at the closing of the OFI Transaction, management anticipates that the Fund will be managed pursuant to substantially similar investment strategies and by substantially the same portfolio management team as managed the Acquired Fund. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board did not consider the historical performance of the Fund because the Fund is new and does not have a full calendar year of performance history. The Trustees reviewed recent Fund performance and this review did not change their conclusions.

C.        Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Morningstar expense group. The Board also considered comparative information regarding the Fund’s total expense ratio.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for at least two years from the closing date of the OFI Transaction in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.        Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund will share directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.        Profitability and Financial Resources

54          INVESCO OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

The Board reviewed information from the 2018 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers will continue to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Invesco Funds, and the profits estimated to be realized by the Fund, to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.        Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits to be received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees to be received for providing administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund will not execute brokerage transaction through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers will receive from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees to be received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

55          INVESCO OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENT OF INVESTMENTS Unaudited

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

•	Fund reports and prospectuses
•	Quarterly statements
•	Daily confirmations
•	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

56          INVESCO OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

SHAREHOLDER PROXY Unaudited

A Special Meeting (“Meeting”) of Shareholders of Invesco Oppenheimer Unconstrained Bond Fund was held on April 12, 2019. The Meeting was held for the following purpose:

(1) Approval of an Agreement and Plan of Reorganization that provides for the reorganization of Oppenheimer Unconstrained Bond Fund into Invesco Oppenheimer Unconstrained Bond Fund.

The results of the voting on the above matter was as follows:

Matter	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(1) Approval of an Agreement and Plan of Reorganization	1,034,393	0	0	0

57          INVESCO OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

INVESCO’S PRIVACY NOTICE

Invesco recognizes the importance of protecting your personal and financial information when you visit our website located at www.invesco.com (the “Website”). The following information is designed to help you understand the information collection practices at this Website. We will not sell, share or rent your personally identifiable information to others in contravention of this Privacy Policy. When we refer to ourselves as “we” or “Invesco” in this Privacy Policy, we mean our entire company including our affiliates, such as subsidiaries.

By visiting this Website, you are accepting the practices described in this Privacy Policy. If you do not agree to this policy, you may not use this Website. This Privacy Policy is subject to change without notice, from time to time in our sole discretion. You acknowledge that by accessing the Website after we have posted changes to this Privacy Policy, you are agreeing to this Privacy Policy as modified. Please review the Terms of Use to learn of other terms and conditions applicable to your use of the Website.

Please note that this Privacy Policy is not an exclusive statement of our privacy principles across all products and services. Other privacy principles or policies may apply depending on the products or services you obtain from Invesco, or the jurisdiction in which you transact with Invesco.

This Privacy Policy was last updated on May 6, 2018.

Information We Collect and Use

We collect personal information you choose to submit to the Website in order to process transactions requested by you and meet our contractual obligations. For example, you can choose to provide your name, contact information, social security number, or tax identification number in connection with accessing your account, or you can choose to provide your personal information when you fill out a secure account question form. Any information collected about you from the Website can, from time to time, be associated with other identifying information we have about you.

In addition, we may gather information about you automatically through your use of the Website, e.g. your IP address, how you navigate the Website, the organization from which you are accessing the Website, and the websites that you access before and after you visit the Website.

When you access the Website, we may also collect information such as unique device identifiers, your screen resolution and other device settings, information about your location, and analytical information about how you use the device from which you are viewing the Website. Where applicable, we may ask your permission before collecting certain information, such as precise geolocation information.

From time to time, we use or augment the personal information we have about you with information obtained from third parties. For example, we use third party information to confirm contact or financial information or to better understand your interests by associating demographic information from third parties with the information you have provided.

How We Use Personal Information

We use your personal information to respond to your inquiries and provide the products and services you request. We also use your information from time to time to deliver the content and services we believe

58          INVESCO OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

you will find the most relevant and to provide customer service and support.

We also use the information you provide to further develop and improve our products and services. We aggregate and/or de-identify data about visitors to the Website for various business purposes including product and service development and improvement activities.

How We Share Personal Information

We collaborate with other companies and individuals to perform services for us and on our behalf and we collaborate with our affiliates, other companies and individuals with respect to particular products or services (“Providers”). Examples of Providers include data analysis firms, customer service and support providers, email and SMS vendors, and web-hosting and development companies. Some Providers collect information for us or on our behalf on our Website. These Providers can be provided with access to personal information needed to perform their functions.

We reserve the right to disclose your personal information as required by law, when we believe disclosure is necessary to comply with a regulatory requirement, judicial proceeding, court order or legal process served on us, to protect the safety, rights or property of our customers, the public or Invesco or to enforce the Terms of Use.

If we sell or transfer a business unit (such as a subsidiary) or an asset (such as a website) to another company, we will share your personal information with such company. You will receive notice of such an event and the new entity will inform you of any changes to the practices in this Privacy Policy. If the new entity wishes to make additional use of your information, you have the right to decline such use at that time.

We occasionally disclose aggregate or de-identified data that is not personally identifiable with third parties.

Cookies and Other Tools

Invesco and its Providers collect information about you by using cookies, tracking pixels and other technologies. We use this information to better understand, customize and improve user experience with our websites, services and offerings as well as to manage our advertising. For example, we use web analytics services that use these technologies to gather information to help us understand how visitors engage with and navigate our Website, e.g., how and when pages in a site are visited and by how many visitors. We are also able to offer our visitors a more customized, relevant experience on our sites using these technologies by delivering content and functionality based on your preferences and interests.

Depending on their purpose, some cookies will only operate for the length of a single browsing session, while others have a longer life span to ensure that they fulfill their longer-term purposes. Your web browser can be set to allow you to control whether you will accept cookies or reject cookies, to notify you each time a cookie is sent to your browser, or to delete cookies that have already been set. If your browser is set to reject cookies, certain aspects of the Website that are cookie-enabled will not recognize you when you return to the website, and some Website functionality may be lost. The “Help” section of your browser may tell you how to prevent your browser from accepting cookies. To find out more about cookies, visit www.aboutcookies.org.

59          INVESCO OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

INVESCO’S PRIVACY NOTICE Continued

Security

No data transmission over the internet can be 100% secure, so Invesco cannot ensure or warrant the security of any information you submit to us on this Website. However, Invesco seeks to protect your personal information from unauthorized access or use when you transact business on our Website using technical, administrative and procedural measures. Invesco makes no representation as to the reasonableness, efficacy, or appropriateness of the measures we use to safeguard such information.

Users are responsible for maintaining the secrecy of their own passwords. If you have reason to believe that your interaction with us is no longer secure (for example, if you feel that the security of any account you might have with us has been compromised), please immediately notify us by contacting us as specified below.

Transfer of Data to Other Countries

Any information you provide to Invesco through use of the Website may be stored and processed, transferred between and accessed from the United States, Canada and other countries which do not guarantee the same level of protection of personal information as the one in which you reside. However, Invesco will handle your personal information in accordance with this Privacy Policy regardless of where your personal information is stored/accessed.

Children’s Privacy

We are committed to protecting the privacy of children. We do not knowingly collect personal information from children under the age of 18. If you are under the age of 18, do not provide us with any personal information.

Contact Us

Please contact us if you have any questions or concerns about your personal information or require assistance in managing your choices.

Invesco Ltd.

1555 Peachtree St. NE

Atlanta, GA 30309

By phone:

(404) 439-3236

By fax:

(404) 962-8288

By email:

Anne.Gerry@invesco.com

Please update your account information by logging in or contact us by email or telephone as specified above to update your account information whenever such information ceases to be complete or accurate.

You may also contact us to:

60          INVESCO OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

●	Request that we amend, rectify, delete or update the personal data we hold about you;

●	Where possible (e.g. in relation to marketing) amend or update your choices around processing;

●	Request a copy of personal data held by us.

Disclaimer

Where the Website contains links to third-party websites/content/services that are not owned or controlled by Invesco, Invesco is not responsible for how these properties operate or treat your personal information so we recommend that you read the privacy policies and terms associated with these third party properties carefully.

61          INVESCO OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

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Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco Distributors, Inc.	O-GLUB-SAR-1	08272019

Semiannual Report	6/30/2019

Invesco
Oppenheimer
Preferred Securities
and Income Fund*

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco. com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

*Prior to the close of business on May 24, 2019, the Fund’s name was Oppenheimer Preferred Securities and Income Fund. See Important Update on the following page for more information.

Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together, “OppenheimerFunds”). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit invesco.com for more information or call Invesco’s Client Services team at 800-959-4246.

Class A Shares

CUMULATIVE TOTAL RETURNS AT 6/30/19

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	ICE BofAML Fixed Rate Preferred Securities Index
6-Month	11.40%	6.70%	11.98%
1-Year	6.46	1.97	7.07
Since Inception (2/12/18)	4.13	0.93	7.01

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions and a 4.25% maximum applicable sales charge except where “without sales charge” is indicated. As the result of a reorganization after the close of business on May 24, 2019, the returns of the Fund for periods on or prior to May 24, 2019 reflect performance of the Oppenheimer predecessor fund. Share class returns will differ from those of the predecessor fund as they have different expenses. Performance for Class A shares has been restated to reflect the Fund’s applicable sales charge. Returns for periods of less than one year are not annualized. Returns do not consider

3      INVESCO OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

capital gains or income taxes on an individual’s investment. See Fund prospectus and summary prospectus for more information on share classes and sales charges. Fund literature is available at invesco.com.

4      INVESCO OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

Top Holdings and Allocations

TOP TEN HOLDINGS

Banco Santander SA, 7.50%	3.3%
[USSW5+498.9] Jr. Sub. Perpetual Bonds
Credit Suisse Group AG, 7.125%	3.2
[USSW5+510.8] Jr. Sub. Perpetual Bonds
Credit Agricole SA, 8.125%	3.1
[USSW5+618.5] Jr. Sub. Perpetual Bonds
ING Groep NV, 6.875%	2.7
[USSW5+512.4] Jr. Sub. Perpetual Bonds
BNP Paribas SA, 7.625%	2.7
[USSW5+631.4] Jr. Sub. Perpetual Bonds
Bank of America Corp., 6.30%	2.6
[US0003M+455.3] Jr. Sub. Perpetual Bonds
Macquarie Bank Ltd. (London), 6.125%	2.3
[USSW5+370.3] Jr. Sub. Perpetual Bonds
JPMorgan Chase & Co., 6.125%	2.3
[US0003M+333] Jr. Sub. Perpetual Bonds
Citigroup, Inc., 5.95%	2.3
[US0003M+390.5] Jr. Sub. Perpetual Bonds
Citigroup Capital XIII, 8.953%	2.3
Cum., Non-Vtg. [US0003M+637]

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2019, and are based on net assets.

TOP TEN GEOGRAPHICAL HOLDINGS

United States	70.6%
France	8.6
Switzerland	6.0
United Kingdom	4.3
Spain	3.3
Netherlands	2.8
Australia	2.4
Finland	1.1
Bermuda	0.9

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2019, and are based on total market value of investments.

For more current Fund holdings, please visit invesco.com.

5      INVESCO OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

Share Class Performance

CUMULATIVE TOTAL RETURNS WITHOUT SALES CHARGE AS OF 6/30/19

	Inception Date	6-Month	1-Year	Since Inception
Class A (OPRAX)	2/12/18	11.40%	6.46%	4.13%
Class C1 (PSTHX)	5/24/19	11.01	5.68	3.36
Class R1 (PSTJX)	5/24/19	11.26	6.19	3.86
Class Y (OPRYX)	2/12/18	11.55	6.74	4.39
Class R51 (PSTVX)	5/24/19	11.52	6.57	4.21
Class R62 (OPRIX)	2/12/18	11.63	6.94	4.59

CUMULATIVE TOTAL RETURNS WITH SALES CHARGE AS OF 6/30/19
	Inception Date	6-Month	1-Year	Since Inception
Class A (OPRAX)	2/12/18	6.70%	1.97%	0.93%
Class C1 (PSTHX)	5/24/19	10.01	4.68	3.36
Class R1 (PSTJX)	5/24/19	11.26	6.19	3.86
Class Y (OPRYX)	2/12/18	11.55	6.74	4.39
Class R5[1] (PSTVX)	5/24/19	11.52	6.57	4.21
Class R6[2] (OPRIX)	2/12/18	11.63	6.94	4.59

STANDARDIZED YIELDS
For the 30 Days Ended 6/30/19
Class A	3.76%
Class C	3.18
Class R	3.68
Class Y	4.17
Class R5	4.32
Class R6	4.37

UNSUBSIDIZED STANDARDIZED YIELDS
For the 30 Days Ended 6/30/19
Class A	3.04%
Class C	2.40
Class R	2.90
Class Y	3.43
Class R5	3.46
Class R6	3.53

1. Class C, Class R and R5 shares’ performance shown prior to the inception date (after the close of business on May 24, 2019) is that of the predecessor fund’s Class A shares at net asset value (NAV) and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements.

2. Class R6 shares’ returns shown for periods ending on or prior to May 24, 2019 are those of the Class I shares of the predecessor fund.

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Performance shown at NAV does not include the

6      INVESCO OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

applicable front-end sales charge, which would have reduced the performance. The current maximum initial sales charge for Class A shares is 4.25%, and the contingent deferred sales charge for Class C shares is 1% for the 1-year period. Class R, Class Y, Class R5 and Class R6 shares have no sales charge; therefore, performance is at NAV. Effective after the close of business on May 24, 2019, Class A , Class Y, and Class I shares of the predecessor fund were reorganized into Class A, Class Y, and Class R6, respectively, of the Fund. Class R5 shares’ performance shown prior to the inception date is that of the predecessor fund’s Class A shares at NAV and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/ or expense reimbursements. Returns shown for Class A, Class C, Class R, Class Y, Class R5, and Class R6 shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the predecessor fund because of different expenses. See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

Standardized yield is based on an SEC-standardized formula designed to approximate the Fund’s annualized hypothetical current income from securities less expenses for the 30-day period ended June 30, 2019 and that date’s maximum offering price (for Class A shares) or net asset value (for all other share classes). Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields. The unsubsidized standardized yield is computed under an SEC-standardized formula based on net income earned for the 30-day period ended June 30, 2019. The calculation excludes any expense reimbursements and thus may result in a lower yield.

The Fund’s performance is compared to the performance of the ICE BofAML Fixed Rate Preferred Securities Index. Qualifying securities must have an investment grade rating (based on an average rating of nationally recognized statistical rating organizations). In addition, qualifying securities must be issued as public securities or through a Rule 144A filing, must be issued in $25, $50, or $100 par/liquidation preference increments, must have a fixed coupon or dividend schedule and must have a minimum amount outstanding of $100 million. The Index includes preference shares (perpetual preferred securities), American Depository Shares/ Receipts (ADS/R), domestic and Yankee trust preferred securities having a minimum remaining term of at least one year, both dividends received deduction eligible and non-dividends received deduction eligible preferred stock and senior debt. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisors for a prospectus/summary prospectus or visit invesco. com/fundprospectus.

Shares of Invesco funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

7      INVESCO OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended June 30, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8      INVESCO OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

Actual	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During 6 Months Ended June 30, 2019[1,2]
Class A	$1,000.00	$1,114.00	$6.25
Class C	1,000.00	1,110.10	2.08
Class R	1,000.00	1,112.60	1.54
Class Y	1,000.00	1,115.50	4.94
Class R5	1,000.00	1,115.20	0.86
Class R6	1,000.00	1,116.30	3.94

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,018.89	5.97
Class C	1,000.00	1,015.17	9.74
Class R	1,000.00	1,017.65	7.23
Class Y	1,000.00	1,020.13	4.72
Class R5	1,000.00	1,020.83	4.02
Class R6	1,000.00	1,021.08	3.77

1. Actual expenses paid for Class A, Y, and R6 are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Actual expenses paid for Class C, R, and R5 are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 37/365 to reflect the period from after the close of business on May 24, 2019 (inception of offering) to June 30, 2019.

2. Hypothetical expenses paid for all classes are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 30, 2019 for Classes A, Y and R6 and for the period from after the close of business on May 24, 2019 (inception of offering) to June 30, 2019 for Classes C, R, and R5 are as follows:

Class	Expense Ratios
Class A	1.19%
Class C	1.94
Class R	1.44
Class Y	0.94
Class R5	0.80
Class R6	0.75

9      INVESCO OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10      INVESCO OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

STATEMENT OF INVESTMENTS June 30, 2019 Unaudited

	Principal Amount	Value
Corporate Bonds and Notes—62.6%
Energy—0.8%
Oil, Gas & Consumable Fuels—0.8%
Energy Transfer Operating LP, 6.625% [US0003M+415.5] Jr. Sub. Perpetual Bonds[1,2]	$183,000	$171,383

Financials—57.0%
Capital Markets—14.7%
Charles Schwab Corp. (The), 5.00% [US0003M+257.5] Jr. Sub. Perpetual Bonds[1,2]	370,000	368,712
Credit Suisse Group AG, 7.125% [USSW5+510.8] Jr. Sub. Perpetual Bonds[1,2,3]	600,000	636,987
E*TRADE Financial Corp., 5.875% [US0003M+443.5] Jr. Sub. Perpetual Bonds[1,2]	355,000	372,750
Goldman Sachs Group, Inc. (The), 5.00% [US0003M+287.4] Jr. Sub. Perpetual Bonds[1,2]	277,000	266,341
Macquarie Bank Ltd. (London), 6.125% [USSW5+370.3] Jr. Sub. Perpetual Bonds[1,2,4]	470,000	464,839
State Street Corp., 5.625% [US0003M+253.9] Jr. Sub. Perpetual Bonds[1,2]	262,000	265,859
UBS Group Funding Switzerland AG:
7.00% [USSW5+434.4] Jr. Sub. Perpetual Bonds[1,2,4]	130,000	138,056
7.125% [USSW5+588.3] Jr. Sub. Perpetual Bonds[1,2,3]	385,000	405,213
		2,918,757

Commercial Banks—38.5%
Banco Santander SA, 7.50% [USSW5+498.9] Jr. Sub. Perpetual Bonds[1,2,3]	610,000	653,081
Bank of America Corp.:
5.875% [US0003M+293.1] Jr. Sub. Perpetual Bonds[1,2]	240,000	250,728
6.30% [US0003M+455.3] Jr. Sub. Perpetual Bonds[1,2]	468,000	522,828
Barclays plc, 8.00% [H15T5Y+567.2] Jr. Sub. Perpetual Bonds[1,2]	344,000	361,016
BNP Paribas SA, 7.625% [USSW5+631.4] Jr. Sub. Perpetual Bonds[1,2,4]	510,000	540,141
CIT Group, Inc., 5.80% [US0003M+397.2] Jr. Sub. Perpetual Bonds[1,2]	360,000	362,392
Citigroup, Inc., 5.95% [US0003M+390.5] Jr. Sub. Perpetual Bonds[1,2]	430,000	449,718
Citizens Financial Group, Inc., 6.00% [US0003M+300.3] Jr. Sub. Perpetual Bonds[1,2]	190,000	192,438
Credit Agricole SA, 8.125% [USSW5+618.5] Jr. Sub. Perpetual Bonds[1,2,4]	537,000	622,647
Fifth Third Bancorp, 5.10% [US0003M+303.33] Jr. Sub. Perpetual Bonds[1,2]	135,000	133,855
Huntington Bancshares, Inc., 5.70% [US0003M+288] Jr. Sub. Perpetual Bonds[1,2]	182,000	183,040
ING Groep NV, 6.875% [USSW5+512.4] Jr. Sub. Perpetual Bonds[1,2,3]	520,000	548,736
JPMorgan Chase & Co.:
6.10% [US0003M+333] Jr. Sub. Perpetual Bonds[1,2]	280,000	301,850

11      INVESCO OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial Banks (Continued)
JPMorgan Chase & Co.: (Continued)
6.125% [US0003M+333] Jr. Sub. Perpetual Bonds[1,2]	$425,000	$454,034
Nordea Bank Abp, 6.625% [H15T5Y+411] Jr. Sub. Perpetual Bonds[1,2,4]	200,000	211,715
Royal Bank of Scotland Group plc, 8.00% [USSW5+572] Jr. Sub. Perpetual Nts.[1,2]	200,000	216,750
Societe Generale SA:
6.75% [USSW5+392.9] Jr. Sub. Perpetual Bonds[1,2,4]	200,000	198,320
7.375% [USSW5+623.8] Jr. Sub. Perpetual Bonds[1,2,4]	315,000	331,947
SunTrust Banks, Inc.:
5.05% [US0003M+310.2] Jr. Sub. Perpetual Bonds[1,2]	150,000	148,737
5.125% [US0003M+278.6] Jr. Sub. Perpetual Bonds[1,2]	219,000	215,102
Wachovia Capital Trust III, 5.57% [US0003M+93] Jr. Sub. Perpetual Bonds[1,2]	360,000	360,713
Wells Fargo & Co., 5.90% [US0003M+311] Jr. Sub. Perpetual Bonds, Series S1,2	390,000	408,316
		7,668,104

Consumer Finance—1.6%
American Express Co., 4.90% [US0003M+328.5] Jr. Sub. Perpetual Bonds[1,2]	147,000	147,594
Discover Financial Services, 5.50% [US0003M+307.6] Jr. Sub. Perpetual Bonds[1,2]	185,000	179,731
		327,325

Diversified Financial Services—0.5%
Voya Financial, Inc., 4.70% [US0003M+208.4] Jr. Sub. Nts., 1/23/48[1]	105,000	95,890

Insurance—1.7%
Hartford Financial Services Group, Inc. (The), 4.643% [US0003M+212.5] Jr. Sub. Nts., 2/12/47[1,5]	192,000	163,492
MetLife, Inc., 5.875% [US0003M+295.9] Jr. Sub. Perpetual Bonds[1,2]	175,000	184,891
		348,383

Industrials—2.9%
Industrial Conglomerates—2.0%
General Electric Co., 5.00% [US0003M+333] Jr. Sub. Perpetual Bonds[1,2]	420,000	403,528

Trading Companies & Distributors—0.9%
ILFC E-Capital Trust I, 4.09% [30YR CMT+155] Jr. Sub. Nts., 12/21/65[1,4]	240,000	170,035

12      INVESCO OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

	Principal Amount	Value
Telecommunication Services—1.4%
Wireless Telecommunication Services—1.4%
Vodafone Group plc, 7.00% [USSW5+487.3] Jr. Sub. Nts., 4/4/79[1]	$251,000	$271,838

Utilities—0.5%
Electric Utilities—0.5%
NextEra Energy Capital Holdings, Inc., 4.80%
[US0003M+240.9] Jr. Sub. Nts., 12/1/77[1]	100,000	94,158
Total Corporate Bonds and Notes (Cost $12,363,403)		12,469,401

	Shares
Preferred Stocks—35.2%
Allstate Corp. (The), 5.625% Non-Cum., Series G, Non-Vtg.	7,020	180,133
American Homes 4 Rent, 6.35% Cum., Non-Vtg.	6,857	184,865
Arch Capital Group Ltd., 5.25% Non-Cum., Non-Vtg.	7,615	182,379
AT&T, Inc., 5.625% Sr. Unsec.	7,005	187,174
Citigroup Capital XIII, 8.953% Cum., Non-Vtg. [US0003M+637][1]	16,281	449,193
Citizens Financial Group, Inc., 6.35% Non-Cum., Series D, Non-Vtg. [US0003M+364.2][1]	6,807	182,428
CMS Energy Corp., 5.875% Jr. Sub.	6,885	183,434
Digital Realty Trust, Inc., 5.25% Cum., Series J, Non-Vtg.	7,305	181,383
DTE Energy Co., 5.375% Jr. Sub., Non-Vtg.	7,175	186,263
Duke Energy Corp., 5.125% Jr. Sub.	7,125	178,695
eBay, Inc., 6.00% Cv.	5,124	135,786
Entergy Louisiana LLC , 5.25% Sec.	7,131	185,335
Entergy Texas, Inc., 5.625% First Mortgage Sec.	6,835	185,228
Fifth Third Bancorp, 6.625% Non-Cum., Non-Vtg. [US0003M+371][1]	6,587	181,472
GMAC Capital Trust I, 8.469% Jr. Sub., Non-Vtg. [US0003M+578.5][1]	13,511	353,042
Goldman Sachs Group, Inc. (The), 6.30% Non-Cum., Series N, Non-Vtg.	13,559	359,313
Huntington Bancshares, Inc., 6.25% Non-Cum., Non-Vtg.	6,821	176,596
JPMorgan Chase & Co., 6% Non-Cum., Series EE, Non-Vtg.	6,750	183,262
KeyCorp, 6.125% Non-Cum., Non-Vtg. [US0003M+389.2][1]	9,963	277,071
Morgan Stanley, 5.85% Non-Cum., Non-Vtg. [US0003M+349.1][1]	11,047	290,757
Morgan Stanley, 6.375% Non-Cum., Non-Vtg. [US0003M+370.8][1]	9,879	264,955
NiSource, Inc., 6.50%, Non-Vtg. [H15T5Y+363.2][1]	6,739	176,899
PNC Financial Services Group, Inc. (The), 6.125% Non-Cum., Non-Vtg. [US0003M+406.7][1]	9,966	268,285
PPL Capital Funding, Inc., 5.90% Jr. Sub., Series B	7,065	178,744
Prudential Financial, Inc., 5.75% Jr. Sub.	4,659	118,571
Public Storage, 5.20% Cum., Series X, Non-Vtg.	7,205	178,756
Qwest Corp., 7.00% Sr. Unsec.	7,110	184,576
Regions Financial Corp. , 5.70% Non-Cv., Series C, Non-Vtg. [US0003M+314.8][1,6]	7,600	196,460

13      INVESCO OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Preferred Stocks (Continued)
Synovus Financial Corp., 5.875% Non-Cum., Series E, Non- Vtg. [H15T5Y+412.7][1,6]	8,100	$205,497
Synovus Financial Corp., 6.30% Non-Cum., Series D, Non-Vtg. [US0003M+335.2][1]	6,933	178,663
US Bancorp, 6.50% Non-Cum., Non-Vtg. [US0003M+446.8][1]	10,047	269,260
Vornado Realty Trust, 5.70% Cum., Series B, Non-Vtg.	7,105	176,559
Wells Fargo & Co., 6.625% Non-Cum., Non-Vtg. [US0003M+369][1]	6,436	182,332

Total Preferred Stocks (Cost $6,871,988)		7,003,366

Investment Company—1.1%
Invesco Oppenheimer Institutional Government Money Market Fund, Cl. IN, 2.37%[7] (Cost $217,799)	217,799	217,799
Total Investments, at Value (Cost $19,453,190)	98.9%	19,690,566
Net Other Assets (Liabilities)	1.1	222,969

Net Assets	100.0%	$19,913,535

Footnotes to Statement of Investments

1. Represents the current interest rate for a variable or increasing rate security, which may be fixed for a predetermined period. The interest rate is, or will be as of an established date, determined as [Referenced Rate + Basis-point spread].

2. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

3. Represents securities sold under Regulation S, which are exempt from registration under the Securities Act of 1933, as amended. These securities may not be offered or sold in the United States without and exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. These securities amount to $2,244,017 or 11.27% of the Fund’s net assets at period end.

4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $2,677,700 or 13.45% of the Fund’s net assets at period end.

5. Restricted security. The aggregate value of restricted securities at period end was $163,492, which represents 0.82% of the Fund’s net assets. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Hartford Financial Services Group, Inc. (The), 4.643% [US0003M+212.5] Jr. Sub. Nts., 2/12/47	12/12/18- 4/11/19	$179,548	$163,492	$(16,056)

		$179,548	$163,492	$(16,056)

6. Non-income producing security.

7. The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of June 30, 2019.

14      INVESCO OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

Footnotes to Statement of Investments (Continued)
Glossary:
Definitions
30YR CMT	30 Year Constant Maturity Treasury
H15T5Y	US Treasury Yield Curve Rate T Note Constant Maturity 5 Year
ICE LIBOR	Intercontinental Exchange London Interbank Offered Rate
US0003M	ICE LIBOR USD 3 Month
USSW5	USD Swap Semi 30/360 5 Year

See accompanying Notes to Financial Statements.

15      INVESCO OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES June 30, 2019 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $19,235,391)	$19,472,767
Affiliated companies (cost $217,799)	217,799

19,690,566
Receivables and other assets:
Investments sold	246,397
Interest and dividends	213,696
Other	34,957

Total assets	20,185,616

Liabilities
Amount due to custodian	598
Payables and other liabilities:
Investments purchased	255,907
Trustees’ compensation	5,162
Shareholder communications	2,501
Distribution and service plan fees	1,072
Management fees	1,059
Transfer and shareholder servicing agent fees	686
Shares of beneficial interest redeemed	200
Administration fees	5
Other	4,891

Total liabilities	272,081

Net Assets	$19,913,535

Composition of Net Assets
Shares of beneficial interest	$19,834,756
Total distributable earnings	78,779

Net Assets	$19,913,535

16      INVESCO OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $5,219,531 and 527,272 shares of beneficial interest outstanding)	$9.90

Maximum offering price per share (net asset value plus sales charge of 4.25% of offering price)	$10.34

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $10,116 and 1,021.45 shares of beneficial interest outstanding)	$9.90

Class R Shares:

Net asset value, redemption price and offering price per share (based on net assets of $10,117 and 1,021.45 shares of beneficial interest outstanding)	$9.90

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $288,024 and 29,096 shares of beneficial interest outstanding)	$9.90

Class R5 Shares:

Net asset value, redemption price and offering price per share (based on net assets of $10,119 and 1,021 shares of beneficial interest outstanding)	$9.91

Class R6 Shares:

Net asset value, redemption price and offering price per share (based on net assets of $14,375,628 and 1,452,367 shares of beneficial interest outstanding)	$9.90

See accompanying Notes to Financial Statements.

17      INVESCO OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

STATEMENT

OF OPERATIONS For the Six Months Ended June 30, 2019 Unaudited

Investment Income
Interest	$294,980
Dividends:
Unaffiliated companies	165,869
Affiliated companies	6,203

Total investment income	467,052

Expenses
Management fees	49,298
Administration fees	233
Distribution and service plan fees:
Class A	4,006
Class C	9
Class R	5
Transfer and shareholder servicing agent fees:
Class A	2,529
Class C	1
Class R	1
Class Y	335
Class R6	1,336
Shareholder communications:
Class A	1,865
Class Y	209
Class R6	414
Legal, auditing and other professional fees	26,029
Registration fees	25,494
Custodian fees and expenses	18,680
Trustees’ compensation	3,768
Borrowing fees	138
Other	776

Total expenses	135,126
Less reduction to custodian expenses	(104)
Less waivers and reimbursements of expenses	(70,018)

Net expenses	65,004

Net Investment Income	402,048

18      INVESCO OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

Realized and Unrealized Gain (Loss)
Net realized loss on:
Investment transactions	$(111,901)
Futures contracts	(4,074)

Net realized loss	(115,975)
Net change in unrealized appreciation/(depreciation) on:
Investment transactions	1,173,648
Futures contracts	2,924

Net change in unrealized appreciation/(depreciation)	1,176,572

Net Increase in Net Assets Resulting from Operations	$1,462,645

See accompanying Notes to Financial Statements.

19      INVESCO OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2019 (Unaudited)	Period Ended December 31, 2018[1]
Operations
Net investment income	$402,048	$489,207
Net realized loss	(115,975)	(69,764)
Net change in unrealized appreciation/(depreciation)	1,176,572	(939,196)

Net increase (decrease) in net assets resulting from operations	1,462,645	(519,753)

Dividends and/or Distributions to Shareholders
Distributions to shareholders from distributable earnings:
Class A	(74,184)	(22,124)
Class C	(55)	—
Class R	(58)	—
Class Y	(9,911)	(15,382)
Class R5	(61)	—
Class R6	(276,344)	(466,764)

Total distributions from distributable earnings	(360,613)	(504,270)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	4,033,266	1,070,366
Class C	10,000	—
Class R	10,000	—
Class Y	(112,969)	401,332
Class R5	10,000	—
Class R6	4,433,531	9,979,970

Total beneficial interest transactions	8,383,828	11,451,668

Net Assets
Total increase	9,485,860	10,427,645
Beginning of period	10,427,675	30 [2]

End of period	$19,913,535	$10,427,675

1. For the period from February 12, 2018 (commencement of operations) to December 31, 2018.

2. Reflects the value of the Manager’s seed money invested on February 6, 2018.

See accompanying Notes to Financial Statements.

20      INVESCO OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended June 30, 2019 (Unaudited)	Period Ended December 31, 2018[1]
Per Share Operating Data
Net asset value, beginning of period	$9.08	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.24	0.41
Net realized and unrealized gain (loss)	0.79	(0.90)
Total from investment operations	1.03	(0.49)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.21)	(0.43)
Net asset value, end of period	$9.90	$9.08

Total Return, at Net Asset Value[3]	11.40%	(5.09)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,220	$1,001
Average net assets (in thousands)	$3,393	$447
Ratios to average net assets:[4]
Net investment income	4.90%	4.88%
Expenses excluding specific expenses listed below	2.12%	3.92%
Interest and fees from borrowings	0.00%[5]	0.00%[5]
Total expenses[6]	2.12%	3.92%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.19%	1.19%
Portfolio turnover rate	20%	23%

1. For the period from February 12, 2018 (commencement of operations) to December 31, 2018.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2019	2.12%
Period Ended December 31, 2018	3.92%

See accompanying Notes to Financial Statements.

21      INVESCO OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Period Ended June 30, 2019 (Unaudited)[1]
Per Share Operating Data
Net asset value, beginning of period	$9.79
Income (loss) from investment operations:
Net investment income[2]	0.04
Net realized and unrealized gain	0.12
Total from investment operations	0.16
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.05)
Net asset value, end of period	$9.90

Total Return, at Net Asset Value[3]	1.67%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10
Average net assets (in thousands)	$10
Ratios to average net assets:[4]
Net investment income	4.15%
Expenses excluding specific expenses listed below	2.60%
Interest and fees from borrowings	0.00%[5]
Total expenses[6]	2.60%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.94%
Portfolio turnover rate	20%

1. For the period from after the close of business on May 24, 2019 (inception of offering) to June 30, 2019.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Period Ended June 30, 2019	2.60%

See accompanying Notes to Financial Statements.

22      INVESCO OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

Class R	Period Ended June 30, 2019 (Unaudited)[1]
Per Share Operating Data
Net asset value, beginning of period	$9.79
Income (loss) from investment operations:
Net investment income[2]	0.05
Net realized and unrealized gain	0.12
Total from investment operations	0.17
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.06)
Net asset value, end of period	$9.90

Total Return, at Net Asset Value[3]	1.70%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10
Average net assets (in thousands)	$10
Ratios to average net assets:[4]
Net investment income	4.65%
Expenses excluding specific expenses listed below	2.21%
Interest and fees from borrowings	0.00%[5]
Total expenses[6]	2.21%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.44%
Portfolio turnover rate	20%

1. For the period from after the close of business on May 24, 2019 (inception of offering) to June 30, 2019.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Period Ended June 30, 2019	2.21%

See accompanying Notes to Financial Statements.

23      INVESCO OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended June 30, 2019 (Unaudited)	Period Ended December 31, 2018[1]
Per Share Operating Data
Net asset value, beginning of period	$9.08	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.25	0.44
Net realized and unrealized gain (loss)	0.79	(0.91)
Total from investment operations	1.04	(0.47)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.22)	(0.45)
Net asset value, end of period	$9.90	$9.08

Total Return, at Net Asset Value[3]	11.55%	(4.88)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$288	$366
Average net assets (in thousands)	$429	$314
Ratios to average net assets:[4]
Net investment income	5.16%	5.12%
Expenses excluding specific expenses listed below	1.88%	2.21%
Interest and fees from borrowings	0.00%[5]	0.00%[5]
Total expenses[6]	1.88%	2.21%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.94%	0.94%
Portfolio turnover rate	20%	23%

1. For the period from February 12, 2018 (commencement of operations) to December 31, 2018.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2019	1.88%
Period Ended December 31, 2019	2.21%

See accompanying Notes to Financial Statements.

24      INVESCO OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

Class R5	Period Ended June 30, 2019 (Unaudited)[1]
Per Share Operating Data
Net asset value, beginning of period	$9.79
Income (loss) from investment operations:
Net investment income[2]	0.05
Net realized and unrealized gain	0.13
Total from investment operations	0.18
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.06)
Net asset value, end of period	$9.91

Total Return, at Net Asset Value[3]	1.84%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10
Average net assets (in thousands)	$10
Ratios to average net assets:[4]
Net investment income	5.29%
Expenses excluding specific expenses listed below	1.62%
Interest and fees from borrowings	0.00%[5]
Total expenses[6]	1.62%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%
Portfolio turnover rate	20%

1. For the period from after the close of business on May 24, 2019 (inception of offering) to June 30, 2019.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Period Ended June 30, 2019	1.62%

See accompanying Notes to Financial Statements.

25      INVESCO OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

FINANCIAL HIGHLIGHTS Continued

Class R6	Six Months Ended June 30, 2019 (Unaudited)	Period Ended December 31, 2018[1]
Per Share Operating Data
Net asset value, beginning of period	$9.08	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.26	0.46
Net realized and unrealized gain (loss)	0.79	(0.91)
Total from investment operations	1.05	(0.45)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.23)	(0.47)
Net asset value, end of period	$9.90	$9.08

Total Return, at Net Asset Value[3]	11.63%	(4.70)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,376	$9,061
Average net assets (in thousands)	$11,608	$9,704
Ratios to average net assets:[4]
Net investment income	5.35%	5.31%
Expenses excluding specific expenses listed below	1.65%	1.68%
Interest and fees from borrowings	0.00%[5]	0.00%[5]
Total expenses[6]	1.65%	1.68%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.75%	0.75%
Portfolio turnover rate	20%	23%

1. For the period from February 12, 2018 (commencement of operations) to December 31, 2018.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2019	1.65%
Period Ended December 31, 2018	1.68%

See accompanying Notes to Financial Statements.

26      INVESCO OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS June 30, 2019 Unaudited

Note 1- Significant Accounting Policies

Invesco Oppenheimer Preferred Securities and Income Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

Prior to the close of business on May 24, 2019, the Fund operated as Oppenheimer Preferred Securities and Income Fund (the “Acquired Fund” or “Predecessor Fund”). The Acquired Fund was reorganized after the close of business on May 24, 2019 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).

Upon closing of the Reorganization, holders of the Acquired Fund’s Class A and Class Y shares received the corresponding class of shares of the Fund and holders of the Acquired Fund’s Class I shares received Class R6 shares of the Fund. Information for the Acquired Fund’s Class I shares prior to the Reorganization is included with Class R6 shares throughout this report. Class C, Class R and Class R5 shares commenced operations on the Reorganization Date.

The Fund’s investment objective is to seek total return.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot

27      INVESCO OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

Note 1- Significant Accounting Policies (Continued)

sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved

28      INVESCO OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

Note 1- Significant Accounting Policies (Continued)

degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer

29      INVESCO OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

Note 1- Significant Accounting Policies (Continued)

held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment transactions reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Adviser.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

E.

Federal Income Taxes - The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2018, including open tax

30      INVESCO OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

Note 1- Significant Accounting Policies (Continued)

years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended December 31, 2018, the Fund did not utilize any capital loss carryforwards to offset capital gains realized in that fiscal year.

At period end, it is estimated that the capital loss carryforwards would be $189,963, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$19,453,190

Gross unrealized appreciation	$360,258
Gross unrealized depreciation	(122,882)

Net unrealized appreciation	$237,376

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The financial statements are prepared on a basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and

31      INVESCO OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

Note 1- Significant Accounting Policies (Continued)

assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Futures - The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

Note 2- Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers,

32      INVESCO OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

Note 2- Advisory Fees and Other Fees Paid to Affiliates (Continued)

Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Fee Schedule*
Up to $500 million	0.65%
Next $500 million	0.60
Next $4 billion	0.55
Over $5 billion	0.53

*The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the six months ended June 30, 2019, the effective advisory fees incurred by the Fund was 0.64%.

From the beginning of the fiscal period until the date of the Reorganization, the Acquired Fund paid $36,422 in advisory fees to OFI Global Asset Management, Inc. based on the annual rates above of the Acquired Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

Effective on the Reorganization Date, the Adviser has contractually agreed, through at least May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.19%, 1.94%, 1.44%, 0.94%, 0.80% and 0.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expense after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees

33      INVESCO OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

Note 2- Advisory Fees and Other Fees Paid to Affiliates (Continued)

the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended June 30, 2019, the Adviser waived advisory fees of $260 and reimbursed fund expenses of $15,547, $7, $7, $2,024, $7, and $52,166 for Class A, Class C, Class R, Class Y, Class R5, and Class R6 respectively.

Prior to the Reorganization, the OFI Global Asset Management, Inc. had contractually agreed to waive fees and/or reimburse expenses of Class A, Class Y, and Class R6 shares to 1.19%, 0.94%, and 0.75%, respectively, of the Acquired Fund’s average daily net assets.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended June 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administration fees. Additionally, Invesco has entered into service agreements whereby JPMorgan Chase Bank serves as custodian to the Fund. Prior to the Reorganization, the Acquired Fund paid administrative fees to OFI Global Asset Management, Inc.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Prior to the Reorganization, the Acquired Fund paid transfer agent fees to OFI Global Asset Management, Inc. and Shareholder Services, Inc. For the six months ended June 30, 2019, expenses incurred under these agreements are shown in the Statement of Operations as Transfer and shareholder servicing agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plan”). The Fund, pursuant to the Class A Plan, reimbursed IDI in an amount up to an annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C and Class R Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund plans. Prior to the Reorganization, the Acquired Fund paid distribution fees to OppenheimerFunds Distributor, Inc. For the six months ended June 30, 2019, expenses incurred under the plans are shown in

34      INVESCO OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

Note 2- Advisory Fees and Other Fees Paid to Affiliates (Continued)

the Statement of Operations as Distribution and service plan fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended June 30, 2019, IDI advised the Fund that IDI retained $76 in front-end sales commissions from the sale of Class A shares and $0 and $0 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. From the beginning of the fiscal year to the date of the Reorganization, OppenheimerFunds Distributor, Inc. retained $2,353 in front–end sales commissions from the sale of Class A shares and $0 and $0 from Class A and Class C shares, respectively, for CDSC imposed on redemption by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Note 3- Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 — Prices are determined using quoted prices in an active market for identical assets.

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of June 30, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of

35      INVESCO OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

Note 3- Additional Valuation Information (Continued)

valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Corporate Bonds and Notes	$—	$12,469,401	$—	$12,469,401
Preferred Stocks	6,819,932	183,434	—	7,003,366
Investment Company	217,799	—	—	217,799
Total Assets	$7,037,731	$12,652,835	$—	$19,690,566

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Note 4- Derivative Instruments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors. For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the Six Months Ended June 30, 2019

The tables below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments		Futures contracts
Interest rate contracts		$(4,074)

36      INVESCO OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

Note 4- Derivative Instruments (Continued)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Futures contracts
Interest rate contracts	$ 2,924

The table below summarizes the four month average notional value of futures contracts outstanding during the period.

Futures Contracts
$121,462

Note 5- Expense Offset Arrangements

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the six months ended June 30, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $104.

Note 6- Trustee and Officer Fees and Benefits

Certain Trustees have executed a Deferred Compensation Agreement pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Note 7- Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with JPMorgan Chase Bank, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated

37      INVESCO OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

Note 7- Cash Balances (Continued)

by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Note 8- Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2019 was $11,406,159 and $3,007,549, respectively.

Note 9- Share Information

Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2019[1]		Period Ended December 31, 2018[2,3]
	Shares	Amount	Shares	Amount

Class A
Sold	454,818	$4,395,198	123,259	$1,198,412
Dividends and/or distributions reinvested	7,217	70,371	2,024	19,260
Redeemed	(44,914)	(432,303)	(15,132)	(147,306)

Net increase	417,121	$4,033,266	110,151	$1,070,366

Class C4
Sold	1,021	$10,000	—	$—
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	—	—	—	—

Net increase	1,021	$10,000	—	$—

38      INVESCO OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

Note 9- Share Information (Continued)

	Six Months Ended June 30, 2019[1]		Period Ended December 31, 2018[2,3]
	Shares	Amount	Shares	Amount

Class R4
Sold	1,021	$10,000	—	$—
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	—	—	—	—

Net increase	1,021	$10,000	—	$—

Class Y
Sold	8,896	$86,243	39,412	$392,675
Dividends and/or distributions reinvested	772	7,492	1,090	10,464
Redeemed	(20,883)	(206,704)	(191)	(1,807)

Net increase (decrease)	(11,215)	$(112,969)	40,311	$401,332

Class R5[4]
Sold	1,021	$10,000	—	$—
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	—	—	—	—

Net increase	1,021	$10,000	—	$—

Class R6
Sold	449,430	$4,385,060	997,998	$9,979,970
Dividends and/or distributions reinvested	4,939	48,471	—	—
Redeemed	—	—	—	—

Net increase	454,369	$4,433,531	997,998	$9,979,970

1. There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 5% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including, but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

     72% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

2. For the period from February 12, 2018 (commencement of operations) to December 31, 2018.

3. The Fund sold one share of Class A, Class Y, and Class R6, at a value of $10 to the Manager upon seeding the Fund on January 8, 2018. These amounts are not reflected in the table above.

4. Commencement date after close of business on May 24, 2019.

Note 10- Borrowings

Joint Credit Facility. A number of mutual funds managed by the Adviser participate in a $1.95 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed

39      INVESCO OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

Note 10- Borrowings (Continued)

separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period. The Facility terminated May 24, 2019.

Note 11- Independent Registered Public Accounting Firm

The Audit Committee of the Board of Trustees appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal periods ending after May 24, 2019. Prior to the close of business on May 24, 2019, the Predecessor Fund was a separate series of an unaffiliated investment company and its financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”).

Effective after the close of business on May 24, 2019, the Prior Auditor resigned as the independent registered public accounting firm of the Fund. The Prior Auditor’s report on the financial statements of the Predecessor Fund for the past two fiscal years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the Predecessor Fund’s two most recent fiscal years and through the close of business on May 24, 2019, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report; or (2) “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

40      INVESCO OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY

CONTRACTS Unaudited

At meetings held on December 14, 2018, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) (the Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved (i) an amendment to the Trust’s Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) to add Invesco Oppenheimer Preferred Securities and Income Fund (the Fund), (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. to add the Fund, (iii) an amendment to the separate sub-advisory contract with Invesco Capital Management LLC to add the Fund, (iv) an amendment to the separate sub-advisory contract with Invesco Asset Management (India) Private Limited to add the Fund, and (v) an initial sub-advisory contract with OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts). Additionally, on March 26, 2019, the Board re-approved an initial sub-advisory contract with OppenheimerFunds, Inc. following its change of control as a result of the acquisition of OppenheimerFunds, Inc. and its subsidiaries, including the Oppenheimer mutual funds (each, an Oppenheimer Fund), by Invesco Ltd. (the OFI Transaction). After evaluating the factors discussed below, among others, the Board approved the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board noted that it had previously approved establishing the Fund at the Board meeting held on October 23, 2018 and that the Fund was formed to acquire the assets and liabilities of an Oppenheimer Fund (the Acquired Fund) with the same investment objective and substantially similar principal investment strategies and risks. At the time of approval, the Fund had no assets and no performance history and the portfolio managers were not employed by Invesco Advisers or any of the Affiliated Sub-Advisers except OppenheimerFunds, Inc., which was not affiliated with Invesco at that time.

In approving the investment advisory agreement and sub-advisory contracts, the Board followed a process similar to the process that it follows in annually reviewing and approving investment advisory agreements and sub-advisory contracts for the series portfolios of funds advised by Invesco Advisers and considered the information provided in the most recent annual review process for those funds as well as the information provided with respect to the Fund. As part of the approval process, the Board reviewed and considered information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board reviewed comparative investment performance and fee data prepared by Invesco Advisers and an independent mutual fund data provider. The Board was assisted in its review by the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees, and by independent legal counsel.

41      INVESCO OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY

CONTRACTS Unaudited / Continued

The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of December 14, 2018 and March 26, 2019 for the sub-advisory contract with OppenheimerFunds, Inc.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.    Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who will provide these services. The Board’s review included consideration of the investment process oversight and structure, credit analysis and investment risk management to be employed in providing advisory services to the Fund. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds and will provide to the Fund, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds, including the Fund, following the OFI Transaction. The Board concluded that the nature, extent and quality of the services to be provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers

42      INVESCO OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board noted that the Fund would continue the historical performance information of the Acquired Fund following the consummation of the OFI Transaction. The Board considered the performance of the Acquired Fund and the fact that, at the closing of the OFI Transaction, management anticipates that the Fund will be managed pursuant to substantially similar investment strategies and by substantially the same portfolio management team as managed the Acquired Fund.

The Board did not consider the historical performance of the Fund because the Fund is new and does not have a full calendar year of performance history. The Trustees reviewed recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Morningstar expense group. The Board also considered comparative information regarding the Fund’s total expense ratio.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for at least two years from the closing date of the OFI Transaction in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the

Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund will share directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

43      INVESCO OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY

CONTRACTS Unaudited / Continued

The Board reviewed information from the 2018 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers will continue to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Invesco Funds, and the profits estimated to be realized by the Fund, to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits to be received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees to be received for providing administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund will not execute brokerage transaction through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers will receive from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees to be received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

44      INVESCO OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENT OF INVESTMENTS Unaudited

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

45      INVESCO OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

SHAREHOLDER PROXY Unaudited

A Special Meeting (“Meeting”) of Shareholders of Invesco Oppenheimer Preferred Securities and Income Fund was held on April 12, 2019. The Meeting was held for the following purpose:

(1) Approval of an Agreement and Plan of Reorganization that provides for the reorganization of Oppenheimer Preferred Securities and Income Fund into Invesco Oppenheimer Preferred Securities and Income Fund.

The results of the voting on the above matter was as follows:

Matter	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(1) Approval of an Agreement and Plan of Reorganization	1,020,524	41,415	0	0

46      INVESCO OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

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We collect personal information you choose to submit to the Website in order to process transactions requested by you and meet our contractual obligations. For example, you can choose to provide your name, contact information, social security number, or tax identification number in connection with accessing your account, or you can choose to provide your personal information when you fill out a secure account question form. Any information collected about you from the Website can, from time to time, be associated with other identifying information we have about you.

In addition, we may gather information about you automatically through your use of the Website, e.g. your IP address, how you navigate the Website, the organization from which you are accessing the Website, and the websites that you access before and after you visit the Website.

When you access the Website, we may also collect information such as unique device identifiers, your screen resolution and other device settings, information about your location, and analytical information about how you use the device from which you are viewing the Website. Where applicable, we may ask your permission before collecting certain information, such as precise geolocation information.

From time to time, we use or augment the personal information we have about you with information obtained from third parties. For example, we use third party information to confirm contact or financial information or to better understand your interests by associating demographic information from third parties with the information you have provided.

How We Use Personal Information

We use your personal information to respond to your inquiries and provide the products and services you request. We also use your information from time to time to deliver the content and services we believe

47      INVESCO OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

INVESCO PRIVACY NOTICE Continued

you will find the most relevant and to provide customer service and support.

We also use the information you provide to further develop and improve our products and services. We aggregate and/or de-identify data about visitors to the Website for various business purposes including product and service development and improvement activities.

How We Share Personal Information

We collaborate with other companies and individuals to perform services for us and on our behalf and we collaborate with our affiliates, other companies and individuals with respect to particular products or services (“Providers”). Examples of Providers include data analysis firms, customer service and support providers, email and SMS vendors, and web-hosting and development companies. Some Providers collect information for us or on our behalf on our Website. These Providers can be provided with access to personal information needed to perform their functions.

We reserve the right to disclose your personal information as required by law, when we believe disclosure is necessary to comply with a regulatory requirement, judicial proceeding, court order or legal process served on us, to protect the safety, rights or property of our customers, the public or Invesco or to enforce the Terms of Use.

If we sell or transfer a business unit (such as a subsidiary) or an asset (such as a website) to another company, we will share your personal information with such company. You will receive notice of such an event and the new entity will inform you of any changes to the practices in this Privacy Policy. If the new entity wishes to make additional use of your information, you have the right to decline such use at that time.

We occasionally disclose aggregate or de-identified data that is not personally identifiable with third parties.

Cookies and Other Tools

Invesco and its Providers collect information about you by using cookies, tracking pixels and other technologies. We use this information to better understand, customize and improve user experience with our websites, services and offerings as well as to manage our advertising. For example, we use web analytics services that use these technologies to gather information to help us understand how visitors engage with and navigate our Website, e.g., how and when pages in a site are visited and by how many visitors. We are also able to offer our visitors a more customized, relevant experience on our sites using these technologies by delivering content and functionality based on your preferences and interests.

Depending on their purpose, some cookies will only operate for the length of a single browsing session, while others have a longer life span to ensure that they fulfill their longer-term purposes. Your web browser can be set to allow you to control whether you will accept cookies or reject cookies, to notify you each time a cookie is sent to your browser, or to delete cookies that have already been set. If your browser is set to reject cookies, certain aspects of the Website that are cookie-enabled will not recognize you when you return to the website, and some Website functionality may be lost. The “Help” section of your browser may tell you how to prevent your browser from accepting cookies. To find out more about cookies, visit www.aboutcookies.org.

48      INVESCO OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

Security

No data transmission over the internet can be 100% secure, so Invesco cannot ensure or warrant the security of any information you submit to us on this Website. However, Invesco seeks to protect your personal information from unauthorized access or use when you transact business on our Website using technical, administrative and procedural measures. Invesco makes no representation as to the reasonableness, efficacy, or appropriateness of the measures we use to safeguard such information.

Users are responsible for maintaining the secrecy of their own passwords. If you have reason to believe that your interaction with us is no longer secure (for example, if you feel that the security of any account you might have with us has been compromised), please immediately notify us by contacting us as specified below.

Transfer of Data to Other Countries

Any information you provide to Invesco through use of the Website may be stored and processed, transferred between and accessed from the United States, Canada and other countries which do not guarantee the same level of protection of personal information as the one in which you reside. However, Invesco will handle your personal information in accordance with this Privacy Policy regardless of where your personal information is stored/accessed.

Children’s Privacy

We are committed to protecting the privacy of children. We do not knowingly collect personal information from children under the age of 18. If you are under the age of 18, do not provide us with any personal information.

Contact Us

Please contact us if you have any questions or concerns about your personal information or require assistance in managing your choices.

Invesco Ltd. 1555 Peachtree St. NE
Atlanta, GA 30309
By phone:
(404) 439-3236
By fax:
(404) 962-8288
By email:
Anne.Gerry@invesco.com

Please update your account information by logging in or contact us by email or telephone as specified above to update your account information whenever such information ceases to be complete or accurate.

You may also contact us to:

49      INVESCO OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

INVESCO PRIVACY NOTICE Continued

● Request that we amend, rectify, delete or update the personal data we hold about you;

● Where possible (e.g. in relation to marketing) amend or update your choices around processing;

● Request a copy of personal data held by us.

Disclaimer

Where the Website contains links to third-party websites/content/services that are not owned or controlled by Invesco, Invesco is not responsible for how these properties operate or treat your personal information so we recommend that you read the privacy policies and terms associated with these third party properties carefully.

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco Distributors, Inc.	O-PSI-SAR-1 08272019

Item 2.	Code of Ethics.

Not required for a semiannual report

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

PricewaterhouseCoopers LLP (“PwC”) informed the Trust that it has identified an issue related to its independence under Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the Loan Rule). The Loan Rule prohibits accounting firms, such as PricewaterhouseCoopers LLP, from being deemed independent if they have certain financial relationships with their audit clients or certain affiliates of those clients. The Trust is required under various securities laws to have its financial statements audited by an independent accounting firm.

The Loan Rule specifically provides that an accounting firm would not be independent if it or certain affiliates and covered persons receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities (referred to as a “more than ten percent owner”). For purposes of the Loan Rule, audit clients include the Funds as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively, the Invesco Fund Complex). PwC informed the Trust it and certain affiliates and covered persons have relationships with lenders who hold, as record owner, more than ten percent of the shares of certain funds within the Invesco Fund Complex.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to the audit independence issue described above. In that letter, the SEC confirmed that it would not recommend enforcement action against a fund that relied on audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. On June 18, 2019, the SEC adopted amendments to the Loan Rule (the “Amendments”) addressing many of the issues that led to the issuance of the no-action letter. The Amendments become effective and supersede the no-action letter on October 3, 2019, 90 days after publication in the Federal Register. In connection with prior independence determinations, PwC communicated, as contemplated by the no-action letter, that it believes that it remains objective and impartial and that a reasonable investor possessing all the facts would conclude that PwC is able to exhibit the requisite objectivity and impartiality to report on the Funds’ financial statements as the independent registered public accounting firm. PricewaterhouseCoopers LLP also represented that it has complied with PCAOB Rule 3526(b)(1) and (2), which are conditions to the Funds relying on the no action letter and affirmed that it is an independent accountant within the meaning of PCAOB Rule 3520. Therefore, the Adviser, the Funds and PwC concluded that PricewaterhouseCoopers LLP could continue as the Funds’ independent registered public accounting firm. The Invesco Fund Complex relied upon the no-action letter in reaching this conclusion.

If in the future the independence of PwC is called into question under the Loan Rule by circumstances that are not addressed in the SEC’s no-action letter, the Funds will need to take other action in order for the Funds’ filings with the SEC containing financial statements to be deemed compliant with applicable securities laws. Such additional actions could result in additional costs, impair the ability of the Funds to issue new shares or have other material adverse effects on the Funds. The SEC no-action relief was initially set to expire 18 months from issuance but has been extended by the SEC without an expiration date, except that the no-action letter will be withdrawn upon the effectiveness of the Amendments.

During the reporting period, PwC advised the Audit Committee of the following matter for consideration under the SEC’s auditor independence rules. PwC advised the Audit Committee that a PwC Director held a financial interest in an investment company within the Invesco Fund Complex that was inconsistent with the requirements of Rule 2-01(c)(1) of Regulation S-X. PwC noted, among other things, that during the time of its audit, the engagement team was not aware of the investment, the individual was not in the chain of command of the audit or the audit partners of Invesco or the affiliate of the Registrant, the services provided by the individual was not relied upon by the audit engagement team with respect to the audit of the Registrant or its affiliates and the investment was not material to the net worth of the individual or his respective immediate family members which they considered in reaching their conclusion. PwC advised the Audit Committee that it believes its objectivity and impartiality had not been adversely affected by these matters as they related to the audit of the Registrant.

On May 24, 2019, certain investment advisor subsidiaries of Invesco Ltd. assumed management responsibility from Oppenheimer Funds, Inc. (“OFI”) for 83 open-end mutual funds and 20 exchange-traded funds (collectively, the “Oppenheimer Funds”). Assumption of management responsibility for the Oppenheimer Funds was accomplished through the reorganization of each Oppenheimer Fund into a new Invesco shell fund (collectively, the “New Invesco Funds”) that did not have pre-existing assets (together, the “Reorganizations”). The Reorganizations were part of the acquisition by Invesco Ltd. (together with its subsidiaries, “Invesco”) of the asset management business of OFI (including the Oppenheimer Funds) from Massachusetts Mutual Life Insurance Company (“MassMutual”), which was also consummated on May 24, 2019 (the “Acquisition”). Subsequent to the Acquisition, MassMutual became a significant shareholder of Invesco, and the Invesco Ltd. board of directors expanded by one director with the addition of a director selected by MassMutual.

Prior to the consummation of the Acquisition and the Reorganizations on May 24, 2019, PwC completed an independence assessment to evaluate the services and relationships with OFI and its affiliates, which became affiliates of Invesco upon the closing of the Acquisition. The assessment identified the following relationship and services that are inconsistent with the auditor independence rules under Rule 2-01 of Regulation S-X (“Rule 2-01”) if provided to an affiliate of an audit client. A retired PwC partner who receives a benefit from PwC that is not fully funded, served as a member of Audit Committee of the Boards of Trustees of certain Oppenheimer Funds prior to the Acquisition (the “Pre-Reorganization Relationship”). Additionally, PwC provided certain non-audit services including, expert legal services to one Oppenheimer Fund, custody of client assets in connection with payroll services, a non-audit service performed pursuant to a success-based fee, non-audit services in which PwC acted as an advocate on behalf of a MassMutual foreign affiliate and certain employee activities undertaken in connection with the provision of non-audit services for MassMutual and certain MassMutual foreign affiliates (collectively, the “Pre-Reorganization Services”).

PwC and the Audit Committees of the New Invesco Funds each considered the impact that the Pre-Reorganization Relationship and Services have on PwC’s independence with respect to the New Invesco Funds. On the basis of the nature of the relationship and services performed, and in particular the mitigating factors described below, PwC concluded that a reasonable investor, possessing knowledge of all the relevant facts and circumstances regarding the Pre-Reorganization Relationship and Services, would conclude that the Pre-Reorganization Relationship and Services do not impair PwC’s ability to exhibit the requisite objectivity and impartiality to report on the financial statements of the New Invesco Funds for the years ending May 31, 2019 – April 30, 2020 (“PwC’s Conclusion”).

The Audit Committees of the Boards of Trustees of the New Invesco Funds, based upon PwC’s Conclusion and the concurrence of Invesco, considered the relevant facts and circumstances including the mitigating factors described below and, after careful consideration, concluded that PwC is capable of exercising objective and impartial judgment in connection with its audits of the financial statements of the New Invesco Funds that the respective Boards of Trustees oversees.

Mitigating factors that PwC and the Audit Committees considered in reaching their respective conclusions included, among others, the following factors:

•	none of the Pre-Reorganization Relationship or Services created a mutuality of interest between PwC and the New Invesco Funds;

•	PwC will not act in a management or employee capacity for the New Invesco Funds or their affiliates during any portion of PwC’s professional engagement period;

•

other than the expert legal services, Pre-Reorganization Services that have been provided to OFI, MassMutual and their affiliates do not have any impact on the financial statements of the New Invesco Funds;

•

as it relates to the expert legal services, while the service provided by PwC related to litigation involving one Oppenheimer Fund, the impact of the litigation on the Oppenheimer Fund’s financial statements was based upon OFI’s decision, and OFI management represented that the PwC service was not considered a significant component of its decision;

•

while certain employees of OFI who were involved in the financial reporting process of the Oppenheimer Funds will be employed by Invesco subsequent to the Reorganizations, existing officers of other Invesco Funds will serve as Principal Executive Officer and Principal Financial Officer or equivalent roles for the New Invesco Funds, and are ultimately responsible for the accuracy of all financial statement assertions for the entirety of the financial reporting periods for the New Invesco Funds;

•

the Pre-Reorganization Services giving rise to the lack of independence were provided to, or entered into with, OFI, MassMutual and their affiliates at a time when PwC had no independence restriction with respect to these entities;

•	with the exception of the expert legal service provided to one Oppenheimer Fund, none of the Pre-Reorganization Services affected the operations or financial reporting of the New Invesco Funds;

•

the Pre-Reorganization Services provided by PwC to OFI, MassMutual and their affiliates were performed by persons who were not, and will not be, part of the audit engagement team for the New Invesco Funds; and

•	the fees associated with the Pre-Reorganization Services were not material to MassMutual, Invesco or PwC.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

None

Item 11.	Controls and Procedures.

(a)

As of August 13, 2019, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of August 13, 2019, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

13(a) (1)	Not applicable.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

13(a) (3)	Not applicable.

13(a) (4)	Registrant’s Independent Public Accountant, attached as Exhibit 99. ACCT

13(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:    AIM Investment Funds (Invesco Investment Funds)

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	September 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	September 6, 2019

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer

Date:	September 6, 2019